Prospectus

                        FIRSTLINE VARIABLE UNIVERSAL LIFE
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       AND
                        SECURITY LIFE SEPARATE ACCOUNT L1




Consider carefully the policy charges, deductions, and refunds beginning on page 46 in this prospectus.


You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.



Your Policy
    o    is a flexible premium variable universal life insurance policy;
    o    is issued by Security Life of Denver Insurance Company;
    o is guaranteed not to lapse during the first three policy years if you meet certain requirements; and
    o is returnable by you during the free look period if you are not satisfied.

YOUR PREMIUM PAYMENTS
    o    are flexible, so the premium amount and frequency may vary;
    o are allocated to variable investment options and the guaranteed interest division, based on your instructions;
    o are invested in shares of the underlying investment portfolios under each variable investment option; and
    o can be invested in as many as eighteen investment options over the policy's lifetime.

YOUR ACCOUNT VALUE
    o is the sum of your holdings in the variable division, the guaranteed interest division and the loan division;
    o has no guaranteed minimum value under the variable division. The value varies with the value of the underlying investment portfolio;
    o has a minimum guaranteed rate of return for amounts in the guaranteed interest division; and
    o is subject to specified expenses and charges, including possible surrender charges.

DEATH PROCEEDS
    o    are paid if the policy is in force when the insured person dies;
    o are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the insured person dies;
    o    are calculated under your choice of options;
         *  Option 1- a fixed minimum death benefit;
         *  Option 2- a stated death benefit plus your account value;
         * Option 3- a stated death benefit plus the sum of the premiums we receive minus partial withdrawals you have taken for policies delivered on or before December 31, 1997; and
    o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED OR BACKED BY ANY BANK OR GOVERNMENT AGENCY.

                         DATE OF PROSPECTUS MAY 1, 2000

ISSUED BY: Security Life of Denver        UNDERWRITTEN BY: ING America
                 Insurance Company                         Equities, Inc.
           ING Security Life Center                        1290 Broadway
           1290 Broadway                                   Denver, CO 80203-5699
           Denver, CO 80203-5699                           (303) 860-2000
           (800) 525-9852



THROUGH ITS:        Security Life Separate Account L1


ADMINISTERED BY:    Customer Service Center
                    P.O. Box 173888
                    Denver, CO 80217-3888
                    (800) 848-6362



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                                TABLE OF CONTENTS

POLICY SUMMARY.................................................................4
     Your Policy...............................................................4
     Free Look Period..........................................................4
     Premium Payments..........................................................4
     Charges, Deductions and Refunds...........................................4
     Variable Division.........................................................6
     Fees and Expenses of the Investment Portfolios............................6
     Guaranteed Interest Division..............................................8
     Policy Values.............................................................8
     Transfers of Account Value................................................8
     Special Policy Features...................................................8
     Policy Modification, Termination and Continuation
         Features..............................................................9
     Death Benefits...........................................................10
     Tax Considerations.......................................................10

SECURITY LIFE, THE SEPARATE ACCOUNT
     AND THE INVESTMENT OPTIONS...............................................12
     Security Life of Denver Insurance Company................................12
     Security Life Separate Account L1........................................12
     Investment Portfolio Objectives..........................................13
     Guaranteed Interest Division.............................................18
     Maximum Number of Investment Options.....................................18

DETAILED INFORMATION ABOUT THE
     POLICY...................................................................18
     Applying for a Policy....................................................18
     Temporary Insurance......................................................19
     Policy Issuance..........................................................19
     Premiums.................................................................19
     Premium Payments Affect Your Coverage....................................22
     Death Benefits...........................................................22
     Riders...................................................................28
     Special Features.........................................................30
     Policy Values............................................................31
     Transfers of Account Value...............................................33
     Dollar Cost Averaging....................................................34
     Automatic Rebalancing....................................................34
     Policy Loans.............................................................35
     Partial Withdrawals......................................................36
     Lapse....................................................................38
     Reinstatement............................................................39
     Surrender................................................................39
     General Policy Provisions................................................40
         Free Look Period.....................................................40
         Your Policy..........................................................40
         Guaranteed Issue.....................................................40
         Age  ................................................................41
         Ownership............................................................41
         Beneficiary(ies).....................................................41
         Collateral Assignment................................................41
         Incontestability.....................................................41
         Misstatements of Age or Gender.......................................41
         Suicide..............................................................42
         Transaction Processing...............................................42
         Notification and Claims Procedures...................................42
         Telephone Privileges.................................................42
         Non-participation....................................................43
         Distribution of the Policies.........................................43
         Advertising Practices and Sales Literature...........................43
         Settlement Provisions................................................44
     Administrative Information About the Policy..............................44

CHARGES, DEDUCTIONS AND
REFUNDS.......................................................................46
     Deductions from Premiums.................................................46
     Daily Deductions from the Separate Account...............................47
     Monthly Deductions from Account Value....................................47
     Policy Transaction Fees..................................................48
     Persistency Refund.......................................................49
     Surrender Charge.........................................................49

TAX CONSIDERATIONS............................................................53
     Tax Status of the Policy.................................................53
     Diversification Requirements.............................................53
     Tax Treatment of Policy Death Benefits...................................54
     Modified Endowment Contracts.............................................54
     Multiple Policies........................................................55
     Distributions Other than Death Benefits from
         Modified Endowment Contracts.........................................55
     Distributions Other than Death Benefits from
         Policies That Are Not Modified Endowment
         Contracts............................................................55
     Investment in the Policy.................................................55
     Policy Loans.............................................................55
     Section 1035 Exchanges...................................................55
     Tax-exempt Policy Owners.................................................56
     Possible Tax Law Changes.................................................56
     Changes to Comply with the Law...........................................56
     Other....................................................................56

ILLUSTRATIONS.................................................................58

ADDITIONAL INFORMATION........................................................62
     Directors and Officers...................................................62
     Regulation...............................................................63
     Legal Matters............................................................63
     Legal Proceedings........................................................63
     Experts..................................................................63
     Registration Statement...................................................63

INDEX OF SPECIAL TERMS........................................................64

FINANCIAL STATEMENTS..........................................................65

APPENDIX A...................................................................168

APPENDIX B...................................................................176

APPENDIX C...................................................................177



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POLICY SUMMARY

YOUR POLICY

Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications and riders or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the insured person's 100th birthday, if the insured person is still alive you may surrender your policy or continue it under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 31 AND POLICY MATURITY, PAGE 31.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD

Within limits as specified by law, you have the right to examine your policy and return it for a refund of all premium payments we have received or the account value, if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 40.

PREMIUM PAYMENTS

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
    o    for us to issue your policy;
    o    sufficient to keep your policy in force; and
    o    as necessary to continue certain benefits.

Depending on the amount of premium you choose to pay, it may not be enough to keep your policy or certain riders in force. SEE PREMIUMS, PAGE 19.

ALLOCATION OF NET PREMIUMS

This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. SEE INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS, PAGE 21.


CHARGES, DEDUCTIONS AND REFUNDS

All charges presented here are current unless stated otherwise.







--------
This summary highlights some important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read it carefully. "We," "us," "our" and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

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                                     CHARGES

                 Other Than Investment Portfolio Annual Expenses
                 (SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 46)


-------------------------------------- ------------------------------------ ----------------------------------------
CHARGE                                 WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
-------------------------------------- ------------------------------------ ----------------------------------------
Tax Charges                            Each premium payment received        2.5% for state and local taxes; 1.5%
                                                                            for estimated federal income tax
                                                                            treatment of deferred acquisition
                                                                            costs.
-------------------------------------- ------------------------------------ ----------------------------------------
Sales Charge                           Each premium payment received        Percentage of premium based on policy
                                                                            or segment issue age: 2.25% for age
                                                                            0-49; 3.25% for age 50-59; 4.25% for
                                                                            age 60-85.
-------------------------------------- ------------------------------------ ----------------------------------------
Surrender Charge                       First fourteen policy or segment     Administrative Surrender Charge -- a
                                       years                                dollar amount per $1,000 stated death
                                                                            benefit based on insured person's age
                                                                            at policy or segment date.
                                                                            Sales Surrender Charge -- up to 50% of
                                                                            standard target premium.
-------------------------------------- ------------------------------------ ----------------------------------------
Mortality & Expense Risk Charge        Daily, included in unit value        0.002055% daily (0.75% annually)
-------------------------------------- ------------------------------------ ----------------------------------------
Initial Policy Charge                  Monthly from account value           $10 per month for first three policy
                                                                            years.
-------------------------------------- ------------------------------------ ----------------------------------------
Monthly Administrative Charge          Monthly from account value           $3 per month plus $0.0125 per $1,000
                                                                            of stated death benefit or target
                                                                            death benefit, if greater. $18 current
                                                                            monthly maximum.
-------------------------------------- ------------------------------------ ----------------------------------------
Cost of Insurance Charge               Monthly from account value           Varies based on current cost of
                                                                            insurance rates and net amount at risk.
-------------------------------------- ------------------------------------ ----------------------------------------
Guaranteed Minimum Death Benefit       Monthly from account value           Currently, $0.005 per $1,000 of the
Charge                                                                      stated death benefit during guarantee
                                                                            period. $0.01 per $1,000 stated death
                                                                            benefit guaranteed maximum.
-------------------------------------- ------------------------------------ ----------------------------------------
Rider Charges                          Monthly from account value           Varies depending on the rider benefits
                                                                            you choose.
-------------------------------------- ------------------------------------ ----------------------------------------
Partial Withdrawal Fee                 Transaction date from account value  Up to $25.
-------------------------------------- ------------------------------------ ----------------------------------------
Transfer Fee                           Transaction date from account value  Twelve free transfers per policy year, then $25 per transfer.
-------------------------------------- ------------------------------------ ----------------------------------------
Illustration Fee                       Transaction date from account value  One free illustration per policy year, then a $25 fee may apply.
-------------------------------------- ------------------------------------ ----------------------------------------
Premium Allocation Change              Transaction date from account value  Twelve free premium allocation changes per policy year, then $25 per change.
-------------------------------------- ------------------------------------ ----------------------------------------
Continuation of Coverage               Policy anniversary nearest           One-time $200 administrative fee.
                                       insured person's 100th birthday
                                       from account value
-------------------------------------- ------------------------------------ ----------------------------------------


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VARIABLE DIVISION

If you invest in the variable investment options, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. SEE INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.


FEES AND EXPENSES OF THE INVESTMENT PORTFOLIOS

The separate account purchases shares of the underlying investment portfolios at net asset value. This price reflects investment management fees and other direct expenses deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio advisers. Waivers or reimbursements are voluntary and subject to change. The portfolio expense information was provided to us by the portfolios and we have not independently verified this information.

These expenses are not direct charges against variable division assets or reductions from contract values; rather these expenses are included in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.


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INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET
ASSETS)


                                                                                                         Fees and   Total
                                                                    Investment                Total      Expenses    Net
                                                                    Management     Other     Portfolio   Waived or  Portfolio
                            Portfolio                                  Fees       Expenses   Expenses   Reimbursed  Expenses
                            ---------                                  ----       --------   --------   ----------  --------
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund                                     0.62%       0.11%       0.73%        NA        0.73%
AIM V.I. Government Securities Fund                                    0.50%       0.40%/1/    0.90%        NA        0.90%
The Alger American Fund
Alger American Growth Portfolio                                        0.75%       0.04%       0.79%        NA        0.79%
Alger American Leveraged AllCap Portfolio                              0.85%       0.08%/2/    0.93%        NA        0.93%
Alger American MidCap Growth Portfolio                                 0.80%       0.05%       0.85%        NA        0.85%
Alger American Small Capitalization Portfolio                          0.85%       0.05%       0.90%        NA        0.90%
Fidelity Variable Insurance Products Fund
VIP Growth Portfolio                                                   0.58%       0.08%       0.66%        NA        0.66%/3/
VIP Money Market Portfolio                                             0.18%       0.09%       0.27%        NA        0.27%
VIP Overseas Portfolio                                                 0.73%       0.18%       0.91%        NA        0.91%/3/
Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Portfolio                                         0.53%       0.10%       0.63%        NA        0.63%/3/
VIP II Index 500 Portfolio                                             0.24%       0.10%       0.34%      0.06%       0.28%
INVESCO Variable Investment Funds, Inc.
INVESCO VIF-Equity Income Fund/4/                                      0.75%       0.44%       1.19%      0.02%       1.17%
INVESCO VIF-High Yield Fund/5/                                         0.60%       0.48%       1.08%      0.01%       1.07%
INVESCO VIF-Small Company Growth Fund/6/                               0.75%       3.35%       4.10%      2.39%       1.71%
INVESCO VIF-Total Return Fund/7/                                       0.75%       0.55%       1.30%      0.13%       1.17%
INVESCO VIF-Utilities Fund/8/                                          0.60%       1.08%       1.68%      0.47%       1.21%
Neuberger Berman Advisers Management Trust
Growth Portfolio                                                       0.84%       0.08%       0.92%        NA        0.92%
Limited Maturity Bond Portfolio                                        0.65%       0.11%       0.76%        NA        0.76%
Partners Portfolio                                                     0.80%       0.07%       0.87%        NA        0.87%
Van Eck Worldwide Insurance Trust
Worldwide Bond Fund                                                    1.00%       0.22%       1.22%        NA        1.22%
Worldwide Emerging Markets Fund                                        1.00%       0.54%       1.54%      0.20%/9/    1.34%
Worldwide Hard Assets Fund                                             1.00%       0.26%       1.26%        NA        1.26%
Worldwide Real Estate Fund                                             1.00%       2.23%       3.23%      1.79%/10/   1.44%

----------------------------

/1/ Included in AIM V.I. Government Securities Fund's "Other Expenses" is 0.10% of interest expense.

/2/ Included in Alger American Leveraged AllCap portfolio's "Other Expenses" is 0.01% of interest expense.

/3/ Fidelity absorbed a portion of the portfolio and custodian expenses for some portfolios with part of the brokerage commissions and un-invested cash balances. After this absorption, "Total Portfolio Expenses" are 0.65% for Growth portfolio, 0.87% for Overseas portfolio and 0.62% for Asset Manager portfolio.

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/4/  INVESCO absorbed a portion of VIF-Equity Income Fund's "Other Expenses" and
     "Total Portfolio Expenses." After this absorption, these expenses are 0.42% and 1.17% respectively.

/5/ INVESCO absorbed a portion of VIF-High Yield Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.47% and 1.07% respectively.

/6/ INVESCO absorbed a portion of VIF-Small Company Growth Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.96% and 1.71%, respectively.

/7/ INVESCO absorbed a portion of VIF-Total Return Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.42% and 1.17%, respectively.

/8/ INVESCO absorbed a portion of VIF-Utilities Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.61% and 1.21%, respectively.

/9/ Van Eck Associates Corporation absorbed expenses exceeding 1.30% of the Fund's average daily assets, effective May 13, 1999.

/10/ Van Eck Associates Corporation absorbed certain expenses exceeding 1.50%.
     The fund's expenses were also reduced by a fee arrangement based on cash balances left on deposit with the custodian and a directed brokerage arrangement where the fund directs certain portfolio trades to a broker that, in turn, pays a potion of the fund's expenses.


GUARANTEED INTEREST DIVISION

The guaranteed interest division guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest division is credited with interest at a fixed rate. SEE GUARANTEED INTEREST DIVISION, PAGE 18.


POLICY VALUES

Your policy account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. SEE POLICY VALUES, PAGE 31 AND PARTIAL WITHDRAWALS, PAGE 36.

YOUR ACCOUNT VALUE IN THE VARIABLE DIVISION

Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. SEE DETERMINING VALUES IN THE VARIABLE DIVISION,PAGE 32.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy and the expenses of the investment portfolios. SEE DETERMINING VALUES IN THE VARIABLE DIVISION, PAGE 32 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 32.

TRANSFERS OF ACCOUNT VALUE

With some limitations, you may make twelve free transfers among the variable investment options or to the guaranteed interest division each policy year. We charge $25 for each transfer over twelve in a policy year. There are restrictions on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 33 AND POLICY TRANSACTION FEES, PAGE 48.


SPECIAL POLICY FEATURES

DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate one investment option from which we will deduct all of your monthly deductions. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 30.

RIDERS

You may attach additional benefits to your policy by rider. In most cases, we deduct a monthly charge from your account value for these benefits. SEE RIDERS, PAGE 28.


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DOLLAR COST AVERAGING

Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 34.

AUTOMATIC REBALANCING

Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 34.

LOANS

You may take loans against your policy's net cash surrender value. We charge an annual loan interest rate of 3.75%. We credit an annual interest rate of 3% on amounts held in the loan division as collateral for your loan. Beginning in your eleventh policy year, where permitted by law, we may include amounts in the loan division for calculation of your policy's persistency refund. SEE POLICY LOANS, PAGE 35.

Loans may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 53.

PARTIAL WITHDRAWALS

You may withdraw part of your net cash surrender value any time after your first policy anniversary. You may make only one partial withdrawal per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. Surrender charges may apply. SEE PARTIAL WITHDRAWALS, PAGE 36.

Partial withdrawals may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 53.

PERSISTENCY REFUND

After your tenth policy anniversary, where permitted by law, we add a persistency refund to your account value. SEE PERSISTENCY REFUND, PAGE 49.


POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY

For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless law requires differently. There is no charge for this exchange. SEE RIGHT TO EXCHANGE POLICY, PAGE 30.

SURRENDER

You may surrender your policy for its net cash surrender value at any time before the death of the insured person. All insurance coverage ends on the date we receive your request. SEE SURRENDER, PAGE 39.

LAPSE

In general, insurance coverage continues as long as your net cash surrender value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first three years of your policy if the conditions of the special continuation period have been met. SEE LAPSE, PAGE 38 AND SPECIAL CONTINUATION PERIOD, PAGE 21.

REINSTATEMENT

You may reinstate your policy and its riders within five years of its lapse if you still own the policy and the insured person meets our underwriting requirements.

You will need to give proof of insurability. You will also need to pay required reinstatement premiums.

If the guaranteed minimum death benefit lapses and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate this feature.

If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 39.

POLICY MATURITY

If the insured person is still living on the maturity date or the policy anniversary nearest the insured person's 100th birthday and you do not choose to let the continuation of coverage feature become

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



effective, you must surrender your policy. We will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 31.

CONTINUATION OF COVERAGE

At the policy anniversary nearest the insured person's 100th birthday, you may elect the continuation of coverage feature. If you do, we will deduct a one-time administrative fee of $200 and your policy will continue in force. SEE POLICY MATURITY, PAGE 31 AND CONTINUATION OF COVERAGE, PAGE 31.


DEATH BENEFITS

After the death of the insured person, we pay death proceeds to the beneficiary(ies) if your policy is still in force. Based on the death benefit option you have chosen, the base death benefit varies.

We generally require a minimum stated death benefit of $50,000 to issue your policy. However, we may lower this minimum for group or sponsored arrangements, or corporate purchasers. SEE DEATH BENEFITS, PAGE 22.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 26.


TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 53.

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
    o    partial withdrawals;
    o    surrender; or
    o    lapse.

In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 54.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.


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

                              HOW THE POLICY WORKS


YOUR PREMIUM             Premium Deductions
You make a premium  ---------------------------->
payment
                                                     o  sales charge
                                                     o  tax charges

                    <----------------------------
NET PREMIUM
We allocate the net
premium to the investment
options you choose
        |
        |
   -----------------------------------------
   |                                       |
   \/                                      \/
GUARANTEED                                VARIABLE INVESTMENT                     INVESTMENT PORTFOLIOS
The investment
INTEREST DIVISION                         OPTIONS                                 The variable investment
manager deducts
Amounts you allocate                      Amounts you allocate are      <--       options invest in
investment
are held in our general account           held in our separate account     -->    investment portfolios   ------>
management fees
   |                                       |
and other
   -----------------------------------------
portfolio expenses
                                      |
                                      |
o  persistency refund       Refunds   |
                         ------------>|                       Monthly Deductions   o  policy charge
                                      |                    --------------------->  o  cost of insurance
                                      |                   |                           charge
                                      |                   |                        o  monthly administrative
                                      \/                  |                           charge
                               ACCUMULATED VALUE          |                        o  rider charges
                               The total value of your  --|
                               policy                     |
                                 |                        |    Separate Account
                                 |                        |      Deductions
                                 |                        |--------------------->  o  mortality and expense
                                 \/                       |                           risk charge
                        LOAN DIVISION                     |
                        Amount set aside to               |
                        secure a policy loan              |
                                                          |
                                                          |   Transaction Fees     o  partial withdrawal fee
                                                           --------------------->  o  transfer fee
                                                                                   o  illustration fee
                                                                                   o  premium allocation
                                                                                      change charge
                                                                                   o  continuation of
                                                                                      coverage fee adminstrative
                                                                                      fee
                                                                                   o  surrender charge


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FirstLine                              11

SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company (Security Life) is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 1999, the company and its consolidated subsidiaries had over $184.2 billion of life insurance in force. As of December 31, 1999 our total assets were over $11.3 billion and our shareholder's equity was over $899 million.

We have a complete line of life insurance products, including:
    o    annuities;
    o    individual life;
    o    group life;
    o    pension products; and
    o    market life reinsurance.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $495.0 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1999.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life and is registered as a broker-dealer with the SEC and the NASD. ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.


SECURITY LIFE SEPARATE ACCOUNT L1

SEPARATE ACCOUNT STRUCTURE

We established Security Life Separate Account L1 (the separate account) on November 3, 1993, under Colorado's insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Security Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We keep the separate account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES

Law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

INVESTMENT OPTIONS

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. This means that the investment performance of a policy depends on

--------------------------------------------------------------------------------
FirstLine                              12
the performance of the investment portfolios you choose. Each investment portfolio has its own investment objective. These investment portfolios are not available directly to individual investors. They are available only as underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who is not associated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance, and no representation is made, that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers may pay us more or less than others and our affiliates may pay us significantly more.

--------------------------------------------------------------------------------
FirstLine                              13

----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------
AIM V.I. Capital Appreciation Fund   Investment Company:            Seeks growth of capital through investment in common
                                     AIM Variable Insurance Funds   stocks.
                                     Investment Adviser:
                                     A I M Advisors, Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
AIM V.I. Government Securities Fund  Investment Company:            Seeks to achieve high current income consistent with
                                     AIM Variable Insurance Funds   reasonable concern for safety of principal.
                                     Investment Adviser:
                                     A I M Advisors, Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American Growth Portfolio      Investment Company:            Seeks long-term capital appreciation by focusing on
                                     The Alger American Fund        growing companies that generally have broad product
                                     Investment Adviser:            lines, markets, financial resources and depth of
                                     Fred Alger Management, Inc.    management.  Under normal circumstances, the portfolio
                                                                    invests primarily in the equity securities of large
                                                                    companies.  The portfolio considers a large company to
                                                                    have a market capitalization of $1 billion or greater.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American Leveraged AllCap      Investment Company:            Seeks long-term capital appreciation by investing,
Portfolio                            The Alger American Fund        under normal circumstances, in the equity securities
                                     Investment Adviser:            of companies of any size which demonstrate promising
                                     Fred Alger Management, Inc.    growth potential.  The portfolio can leverage, that
                                                                    is, borrow money, up to one-third of its total assets
                                                                    to buy additional securities.  By borrowing money, the
                                                                    portfolio has the potential to increase its returns if
                                                                    the increase in the value of the securities purchased
                                                                    exceeds the cost of borrowing, including interest paid
                                                                    on the money borrowed.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American MidCap Growth         Investment Company:            Seeks long-term capital appreciation by focusing on
Portfolio                            The Alger American Fund        midsize companies with promising growth potential.
                                     Investment Adviser:            Under normal circumstances, the portfolio invests
                                     Fred Alger Management, Inc.    primarily in the equity securities of companies having
                                                                    a market capitalization within the range of companies
                                                                    in the S&P MidCap 400 Index.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American Small                 Investment Company:            Seeks long-term capital appreciation by focusing on
Capitalization Portfolio             The Alger American Fund        small, fast-growing companies that offer innovative
                                     Investment Adviser:            products, services or technologies to a rapidly
                                     Fred Alger Management, Inc.    expanding marketplace.  Under normal circumstances,
                                                                    the portfolio invests primarily in the equity
                                                                    securities of small capitalization companies.  A small
                                                                    capitalization company is one that has a market
                                                                    capitalization within the range of the Russell 2000
                                                                    Growth Index or the S&P SmallCap 600 Index.
------------------------------------ ------------------------------ --------------------------------------------------------


--------------------------------------------------------------------------------
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

----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------
VIP Growth Portfolio                 Investment Company: Fidelity   Seeks capital appreciation by investing in common
                                     Variable Insurance Products    stocks of companies that it believes have
                                     Fund                           above-average growth potential, either domestic or
                                     Investment Manager:            foreign issuers.
                                     Fidelity Management &
                                     Research Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIP Money Market Portfolio           Investment Company: Fidelity   Seeks as high a level of current income as is
                                     Variable Insurance Products    consistent with the preservation of capital and
                                     Fund                           liquidity by investing in U.S. dollar-denominated
                                     Investment Manager:            money market securities, including U.S. Government
                                     Fidelity Management &          securities and repurchase agreements, and entering
                                     Research Company               into reverse repurchase agreements.
------------------------------------ ------------------------------ --------------------------------------------------------
VIP Overseas Portfolio               Investment Company: Fidelity   Seeks long-term growth of capital by investing at
                                     Variable Insurance Products    least 65% of total assets in foreign securities.
                                     Fund
                                     Investment Manager:
                                     Fidelity Management &
                                     Research Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIP II Asset Manager Portfolio       Investment Company: Fidelity   Seeks high total return with reduced risk over the
                                     Variable Insurance Products    long term by allocating its assets among stocks,
                                     Fund II                        bonds, and short-term instruments.
                                     Investment Manager:
                                     Fidelity Management &
                                     Research Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIP II Index 500 Portfolio           Investment Company: Fidelity   Seeks investment results that correspond to the total
                                     Variable Insurance Products    return of common stocks publicly traded in the United
                                     Fund II                        States as represented by the S&P(R) 500.
                                     Investment Manager:
                                     Fidelity Management &
                                     Research Company
                                     Sub-Adviser:
                                     Bankers Trust Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Equity Income Fund               Investment Company: INVESCO    Seeks high current income, with growth of capital as a
                                     Variable Investment Funds,     secondary objective by investing at least 65% of its
                                     Inc.                           assets in dividend-paying common and preferred
                                     Investment Adviser:            stocks.  The rest of the fund's assets are invested in
                                     INVESCO Funds Group, Inc.      debt securities and lower-grade debt securities.
                                     Sub-Adviser:
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------


--------------------------------------------------------------------------------
FirstLine                              15


----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-High Yield Fund                  Investment Company: INVESCO    Seeks to provide a high level of current income by
                                     Variable Investment Funds,     investing substantially all of its assets in
                                     Inc.                           lower-rated debt securities and preferred stock,
                                     Investment Adviser:            including securities issued by foreign companies.
                                     INVESCO Funds Group, Inc.
                                     Sub-Adviser:
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Small Company Growth Fund        Investment Company: INVESCO    Seeks long-term capital growth by investing at least
                                     Variable Investment Funds,     65% of its assets in equity securities of companies
                                     Inc.                           with market capitalizations of $2 billion or less.
                                     Investment Adviser:            The remainder of the fund's assets can be invested in
                                     INVESCO Funds Group, Inc.      a wide range of securities that may or may not be
                                     Sub-Adviser:                   issued by small companies.
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Total Return Fund                Investment Company: INVESCO    Seeks to provide high total return through both growth
                                     Variable Investment Funds,     and current income by investing at least 30% of its
                                     Inc.                           assets in common stocks of companies with a strong
                                     Investment Adviser:            history of paying regular dividends and 30% of its
                                     INVESCO Funds Group, Inc.      assets in debt securities.  The remaining 40% of the
                                     Sub-Adviser:                   fund is allocated among these and other investments at
                                     INVESCO Capital Management,    INVESCO's discretion, based upon current business,
                                     Inc.                           economic and market conditions.
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Utilities Fund                   Investment Company: INVESCO    Seeks capital appreciation and income by investing at
                                     Variable Investment Funds,     least 80% of its assets in companies doing business in
                                     Inc.                           the utilities economic sector.  The remainder of the
                                     Investment Adviser:            fund's assets are not required to be invested in the
                                     INVESCO Funds Group, Inc.      utilities economic sector.
                                     Sub-Adviser:
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
Growth Portfolio                     Investment Company:            Seeks growth of capital by investing mainly in common
                                     Neuberger Berman Advisers      stock mid-capitalization companies.
                                     Management Trust
                                     Investment Adviser:
                                     Neuberger Berman Management
                                     Inc.
                                     Sub-Adviser:
                                     Neuberger Berman, LLC
------------------------------------ ------------------------------ --------------------------------------------------------

--------------------------------------------------------------------------------
FirstLine                              16



----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------
Limited Maturity Bond Portfolio      Investment Company:            Seeks the highest available current income consistent
                                     Neuberger Berman Advisers      with liquidity and low risk to principal by investing
                                     Management Trust               mainly in investment-grade bonds and other debt
                                     Investment Adviser:            securities from U.S. Government and corporate issuers.
                                     Neuberger Berman Management
                                     Inc.
                                     Sub-Adviser:
                                     Neuberger Berman, LLC
------------------------------------ ------------------------------ --------------------------------------------------------
Partners Portfolio                   Investment Company:            Seeks growth of capital by investing mainly in common
                                     Neuberger Berman Advisers      stock of mid- to large-capitalization companies.
                                     Management Trust
                                     Investment Adviser:
                                     Neuberger Berman Management
                                     Inc.
                                     Sub-Adviser:
                                     Neuberger Berman, LLC
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Bond Fund                  Investment Company:            Seeks high total return--income plus capital
                                     Van Eck Worldwide Insurance    appreciation--by investing globally, primarily in a
                                     Trust                          variety of debt securities.
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Emerging Markets Fund      Investment Company:            Seeks long-term capital appreciation by investing in
                                     Van Eck Worldwide Insurance    equity securities in emerging markets around the world.
                                     Trust
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Hard Assets Fund           Investment Company:            Seeks long-term capital appreciation by investing
                                     Van Eck Worldwide Insurance    primarily in "hard asset securities."  Hard assets
                                     Trust                          include precious metals, natural resources, real
                                     Investment Adviser and         estate and commodities.  Income is a secondary
                                     Manager:                       consideration.
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Real Estate Fund           Investment Company:            Seeks high total return by investing in equity
                                     Van Eck Worldwide Insurance    securities of companies that own significant real
                                     Trust                          estate or that principally do business in real estate.
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------



--------------------------------------------------------------------------------
FirstLine                              17

GUARANTEED INTEREST DIVISION

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest division is all of the net premium you allocate to that division, plus transfers you make to the guaranteed interest division plus interest earned.

Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3% and will be in effect for at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.

MAXIMUM NUMBER OF INVESTMENT OPTIONS

There are three divisions: the variable division, the guaranteed interest division and the loan division. Under the variable division, there are numerous variable investment options. SEE SECURITY LIFE SEPARATE ACCOUNT L1, PAGE 12 AND INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.

You may invest in a total of eighteen investment options over the life of your policy. Investment options include the variable and the guaranteed interest divisions, but not the loan division.

As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.

You may want to use fewer investment options in the early years of your policy so that you can invest in others in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.


DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard FirstLine variable universal life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 58 show how the policies work.


APPLYING FOR A POLICY

You purchase this variable universal life policy by submitting an application to us. On the policy date, the insured person must be no older than age 85. The minimum age to issue a policy for smokers is age 15. For groups, the maximum issue age is 70. The insured person is the person on whose life we issue the policy. SEE AGE, PAGE 41.



--------------------------------------------------------------------------------
FirstLine                              18

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.

We may reduce the minimum death benefit for group or sponsored arrangements, or corporate purchasers. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum death benefit.


TEMPORARY INSURANCE

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the permanent insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any other in-force coverage you have with us.

Temporary coverage begins when:

    1. you have completed and signed our binding limited life insurance coverage form;

    2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and

    3.   part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:
    o    the date we return your premium payments;
    o five days after we mail notice of termination to the address on your application;
    o    the date your policy coverage starts;
    o    the date we refuse to issue a policy based on your application; or
    o 90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:
    o there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
    o there is a material misrepresentation in statements on your application;
    o the person intended to be the insured person dies by suicide or self-inflicted injury; or
    o    the bank does not honor your premium check.

POLICY ISSUANCE

Before we issue a policy, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.

The policy date shown on your policy schedule determines:
    o    monthly processing dates;
    o    policy months;
    o    policy years; and
    o    policy anniversaries.

The policy date is not affected by when you receive the policy. We charge monthly deductions from the policy date unless your policy specifies otherwise.

The policy date is determined one of three ways:

    1.   the date you designate on your application, subject to our approval;

    2. the back-date of the policy to save age, subject to our approval and law; or

    3.   if there is no designated date or back-date, the policy date is:
         o the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
         o the date we receive your initial premium if it is after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE CHOICE

At policy issue, you may choose one of two tests for the federal income tax definition of life insurance. You cannot change your choice later. The tests are the cash value accumulation test and the guideline premium/cash value corridor test. If you choose the guideline premium/cash value corridor test, we may limit premium payments relative to your policy death benefit under this test. SEE TAX STATUS OF THE POLICY, PAGE 53.


PREMIUMS

You may choose the amount and frequency of premium payments, within limits. You cannot make

--------------------------------------------------------------------------------
FirstLine                              19
premium payments after the death of the insured person or after the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 31.

We consider any payment we receive to be a premium if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your premium payment, we add the remaining net premium to your policy.

SCHEDULED PREMIUMS

Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy.

If you want the guaranteed minimum death benefit, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. SEE GUARANTEED MINIMUM DEATH BENEFIT CHARGE, PAGE 48.

UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled premium payments at any time, however:

    1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;

    2. We may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and

    3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 54 AND CHANGES TO COMPLY WITH THE LAW, PAGE 56.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges which apply to premium payments.

TARGET PREMIUM

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured person. The target premium is used in determining your initial sales charge, deferred sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments are listed in the policy schedule we provide to you. SEE PREMIUMS, PAGE 19.

MINIMUM ANNUAL PREMIUM

To qualify for the special continuation period, you must pay a minimum annual premium during each of your first three policy years.

Your minimum annual premium is based on:
    o    the insured person's age, gender and premium class;
    o    the stated death benefit of your policy; and
    o    riders on your policy.


--------------------------------------------------------------------------------
FirstLine                              20

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

SPECIAL CONTINUATION PERIOD

The special continuation period is the first three policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net cash surrender value, if on a monthly processing date:
    o the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus policy loans that you have taken, including accrued loan interest is greater than or equal to;
    o the minimum monthly premiums for each policy month from the first month of your policy through the current policy monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

During the first three years of your policy if there is not enough net cash surrender value to pay the monthly deductions and you have satisfied our requirements, we do not allow your policy to lapse. We do not permanently waive policy charges. Instead, we continue to deduct these charges which may result in a negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly deductions owing. At the end of the special continuation period to avoid lapse of your policy you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly deductions for the following two months. SEE LAPSE, PAGE 38.


INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial payment. It must be at least equal to the sum of the scheduled premiums which are due from your policy date through your investment date.

The investment date is the first date we apply the net premium we have received to your policy. If we receive your initial premium after we approve your policy for issue, the investment date is the date we receive your initial premium.

We apply the initial net premium to your policy after:
    a)   we receive the required amount of premium;
    b) all issue requirements have been received by our customer service center; and
    c)   we approve your policy for issue.

Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires the return of your premium during the free look period, we initially invest amounts you have designated for the variable division in the Fidelity VIP Money Market Portfolio. We later transfer these amounts from the Money Market Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:
    o five days after we mailed your policy plus your state free look period has ended; or
    o we have received your delivery receipt plus your state free look period has ended.

If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable division directly into your selected variable investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole numbers totaling 100% and using up to eighteen investment options over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 18.

You may make twelve free premium allocation changes per year, after which a $25 transaction fee applies. If you change your designated deduction investment option from which monthly deductions are taken, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 30 AND POLICY TRANSACTION FEES, PAGE 48.







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PREMIUM PAYMENTS AFFECT YOUR COVERAGE

Unless you have the guaranteed minimum death benefit feature or your policy is in the special continuation period, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 38 AND GRACE PERIOD, PAGE 38.

If you pay your minimum premium each year during the first three policy years and take no policy loan or withdrawals, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net cash surrender value. SEE SPECIAL CONTINUATION PERIOD, PAGE 21.

Under the guaranteed minimum death benefit, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which can lapse and terminate during the guarantee period. You must meet all conditions of the guarantee. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 48.

MODIFIED ENDOWMENT CONTRACTS

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 54.


DEATH BENEFITS

You can decide the amount of insurance you need, now and in the future. You can combine the long- term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with your one policy. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 28.

Generally, we require a minimum stated death benefit of $50,000 to issue a policy.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce the distribution allowance, but may increase the monthly cost of insurance. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 28.

Your death benefit is calculated as of the date of death of the insured person.



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                              DEATH BENEFIT SUMMARY

THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES AND NO REQUESTED OR SCHEDULED INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN THE PREMIUM WE RECEIVE.


==========================================================================================================================
                               OPTION 1                           OPTION 2                          OPTION 3
==========================================================================================================================
STATED DEATH       The amount of policy death         The amount of policy death        The amount of policy death
BENEFIT            benefit at issue, not including    benefit at issue, not including   benefit at issue, not including
                   rider coverage.  This amount       rider coverage.  This amount      rider coverage.  This amount
                   stays level throughout the life    stays level throughout the life   stays level throughout the life
                   of the policy.                     of the policy.                    of the policy.
--------------------------------------------------------------------------------------------------------------------------
BASE DEATH         The greater of the stated death    The greater of the stated death   The greater of the stated death
BENEFIT            benefit or the account value       benefit plus the account value    benefit plus the sum of all
                   multiplied by the appropriate      or the account value multiplied   premiums we receive minus
                   factor from the definition of      by the appropriate factor from    partial withdrawals you have
                   life insurance factors.            the definition of life            taken or the account value
                                                      insurance factors.                multiplied by the appropriate
                                                                                        factor from the definition of
                                                                                        life insurance factors.
--------------------------------------------------------------------------------------------------------------------------
TARGET DEATH       STATED DEATH BENEFIT PLUS          STATED DEATH BENEFIT PLUS         STATED DEATH BENEFIT PLUS
BENEFIT            adjustable term insurance rider    adjustable term insurance rider   adjustable term insurance rider
                   benefit.  This amount remains      benefit.  This amount remains     benefit.  This amount remains
                   level throughout the life of       level throughout the life of      level throughout the life of the
                   the policy.                        the policy.                       policy.
--------------------------------------------------------------------------------------------------------------------------
TOTAL DEATH        It is the greater of the target    It is the greater of the target   It is the greater of the target
BENEFIT            death benefit or the base death    death benefit plus the account    death benefit plus the sum of
                   benefit.                           value or the base death benefit.  all premiums we receive minus partial withdrawals you have
                                                                                        taken or the base death benefit.
--------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE TERM    The adjustable term insurance      The adjustable term insurance     The adjustable term insurance
INSURANCE RIDER    rider benefit is the total         rider benefit is the total        rider benefit is the total death
BENEFIT            death benefit minus base death     death benefit minus the base      benefit minus the base death
                   benefit, but it will not be        death benefit, but it will not    benefit, but it will not be less
                   less than zero.  If the account    be less than zero.  If the        than zero.  If the account value
                   value multiplied by the death      account value multiplied by the   multiplied by the death benefit
                   benefit corridor factor is         death benefit corridor factor     corridor factor is greater than
                   greater than the stated death      is greater than the stated        the stated death benefit plus
                   benefit, the adjustable term       death benefit plus the account    the sum of all premiums we
                   insurance benefit will be          value, the adjustable term        receive minus partial
                   decreased.  It will be             insurance rider benefit will be   withdrawals you have taken, the
                   decreased so that the sum of       decreased.  It will be            adjustable term insurance rider
                   the base death benefit and the     decreased so that the sum of      benefit will be decreased.  It
                   adjustable term insurance rider    the base death benefit and the    will be decreased so that the
                   benefit is not greater than the    adjustable term insurance rider   sum of the base death benefit
                   target death benefit.  If the      benefit is not greater than the   and the adjustable term
                   base death benefit becomes         target death benefit plus the     insurance rider benefit is not
                   greater than the target death      account value.  If the base       greater than the target death
                   benefit, then the adjustable       death benefit becomes greater     benefit plus the sum of all
                   term insurance rider benefit is    than the target death benefit     premiums we receive minus
                   zero.                              plus the account value, then      partial withdrawals you have
                                                      the adjustable term insurance     taken.  If the base death
                                                      rider benefit is zero.            benefit becomes greater than the
                                                                                        target death benefit plus the
                                                                                        sum of all premiums we receive
                                                                                        minus partial withdrawals you
                                                                                        have taken, then the adjustable
                                                                                        term insurance rider benefit is
                                                                                        zero.
==========================================================================================================================



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



BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
    o    your choice of death benefit option;
    o    increases or decreases in the stated death benefit; or
    o    a change in your death benefit option.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
    o    the insured person's age;
    o    the insured person's gender.
    o the cash value accumulation test for the federal income tax law definition of life insurance. SEE APPENDIX A, PAGE 168.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) calculated at the death of the insured person. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:
    o    your base death benefit; plus
    o    rider benefits; minus
    o    your outstanding policy loan with accrued loan interest; minus
    o outstanding policy charges incurred before the death of the insured person.

There could be outstanding policy charges if the insured person dies while your policy is in the grace period or in the three-year special continuation period.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options if your policy was delivered on or before December 31, 1997: option 1, option 2 or option 3 (described below). If your policy was delivered after December 31, 1997, you have a choice of two death benefit options: option 1 or option 2. Your choice may result in your having a base death benefit which is greater than your stated death benefit.

Under death benefit option 1, your base death benefit is the greater of:

    1.   your stated death benefit on the date of the insured person's death; or


    2. your account value on the date of the second insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

Under option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

Under death benefit option 2, your base death benefit is the greater of:

    1. your stated death benefit plus your account value on the date of the second insured person's death; or

    2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

Under option 2, investment performance is reflected in your insurance coverage.

If your policy was delivered on or before December 31, 1997, you may choose death benefit option 3.

Under death benefit option 3, the base death benefit is the greater of:

    1. your stated death benefit plus the sum of all premiums we have received minus partial withdrawals you have taken under your policy; or

    2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

Under option 3, the base death benefit generally will increase as we receive premiums and decrease if you take partial withdrawals. In no event will your base death benefit be less than your stated death benefit.

Death benefit options 2 and 3 are not available during the continuation of coverage period. If you select option 2 or 3 on your policy, it automatically converts to death benefit option 1 when the

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



continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 31.

CHANGES IN DEATH BENEFIT OPTIONS

You may request a change in your death benefit option at any time on or after your first monthly processing date and before the continuation of coverage period. A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, your death benefit option change will be effective on your second following monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

We may not approve a death benefit option change if it reduces the target or stated death benefit below the minimum we require to issue your policy.

You may change from death benefit option 1 to option 2 or 3, from option 2 to option 1 or 3, or from option 3 to option 1 or 2. For you to change from death benefit option 1 to option 2 or from option 1 to option 3, we may require proof that the insured person is insurable under our normal rules of underwriting.

On the effective date of your option change, your stated death benefit changes as follows:


Change        Change      Stated Death Benefit
 From            To       Following Change
 ----            --       ----------------
Option 1     Option 2    your stated death benefit before the change minus your
                         account value as of the effective date of the change.

Option 2     Option 1    your stated death benefit before the change plus your
                         account value as of the effective date of the change.

Option 1     Option 3    your stated death benefit before the change minus the
                         sum of the premiums we have received, plus partial withdrawals you have taken as of the effective date of the change.

Option 3     Option 1    your stated death benefit before the change plus the
                         sum of the premiums we have received, minus partial withdrawals you have taken as of the effective date of the change.

Option 2     Option 3    your stated death benefit before the change plus your
                         account value as of the effective date of the change, minus the sum of the premiums we have received minus partial withdrawals you have taken as of the effective date of the change.

Option 3     Option 2    your stated death benefit before the change plus the
                         sum of the premiums you have paid minus partial withdrawals you have taken as of the effective date of the change, minus your account value as of the effective date of the change.

We increase or decrease your stated death benefit on the date of your death benefit option change to keep the net amount at risk the same. There is no change to the amount of term insurance if you have an adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 47.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment.

We do not impose a surrender charge for any decrease in your stated death benefit because you change your death benefit option. We do not adjust

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



the target premium when you change your death benefit option. SEE SURRENDER CHARGE, PAGE 49.

Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.

CHANGES IN DEATH BENEFIT AMOUNTS

Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The request is effective on the next monthly processing date after we approve your request. There may be underwriting or other requirements which must be met before your request can be approved. Your requested change must be for at least $1,000. You may change the target death benefit once in a policy year.

After we make your requested change, we will send a new schedule page to you. Keep it with your policy. We may ask you to send your policy to us so that we can make the change for you.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 53.

You may request a decrease in the stated death benefit only after your first policy anniversary.

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

You cannot decrease the stated death benefit below $50,000 or the minimum we require to issue your policy.

Requested reductions in the death benefit will be applied first to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless law requires differently.

You may increase your target or stated death benefit on or after your first monthly processing date and before the policy anniversary when the insured person turns age 86.

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once we create a new segment, it is permanent unless law requires differently. The segment year runs from the segment effective date to its anniversary.

Each new segment may have:
    o    a new minimum annual premium during the special continuation period;
    o    a new sales charge;
    o    new surrender charges;
    o    new cost of insurance charges, guaranteed and current;
    o    a new incontestability period;
    o    a new suicide exclusion period; and
    o    a new target premium.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit. Premiums we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. Sales charges are deducted from each segment's premium which is based on the length of time that segment has been effective.

If a death benefit option change causes the stated death benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is(are) changed. If it causes the stated death benefit to decrease, each segment is decreased.

There may be tax consequences as a result of a change in your death benefit amount, as well as a possible surrender charge. You should consult a tax adviser before changing your death benefit amount. SEE TAX STATUS OF THE POLICY, PAGE 53 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 54.

GUARANTEED MINIMUM DEATH BENEFIT

Usually, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than

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



your outstanding policy loan plus accrued loan interest. Your account value depends on:

    1.   timing and amount of any premium payments;

    2.   the investment performance of the variable investment options;

    3.   the interest you earn in the guaranteed interest division;

    4.   the amount of your monthly charges;

    5.   partial withdrawals you take; and

    6.   loan activity you may have.

You can choose whether or not to put one of two guaranteed minimum death benefit options in force only at policy issue. This option extends the period that your policy's stated death benefit remains in effect even if the variable investment options perform poorly. See your policy to determine how your benefits are affected in this situation.

The two guaranteed minimum death benefit options vary primarily by the length of time they each cover for the guarantee period. These features have a guarantee period that lasts:

    1. under one guaranteed minimum death benefit option, until the later of ten policy years or until the insured person is age 65; or

    2. under the other guaranteed minimum death benefit option, for the lifetime of the insured person so long as your policy is in force or to the maturity date.

The guaranteed minimum death benefit coverage does not apply to riders, including the adjustable term insurance rider. Therefore, if your net cash surrender value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force. See your policy to determine how your benefits are affected in this situation. SEE LAPSE, PAGE 38.

Charges for your guaranteed minimum death benefit and base coverage are deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is not permanently waived. Deduction of charges will resume once there is sufficient net account value.

The guaranteed minimum death benefit feature is not available in some states.

REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

To qualify for the guaranteed minimum death benefit you must pay an annual premium higher than the minimum annual premium. During the guarantee period, we will also deduct a monthly charge from your account value. This higher premium is called the guarantee period annual premium. The guarantee period monthly premium is one-twelfth of the guarantee period annual premium. Your net account value must meet certain diversification requirements. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 46.

Although the required guarantee period annual premium level is different for the two guarantee period options, the guaranteed minimum death benefit operates similarly for either option.

Your guarantee period annual premium depends on which of the two guarantee periods you choose, as well as:
    o    your policy's stated death benefit;
    o the insured person's age, gender, premium class and underwriting characteristics;
    o    the death benefit option you chose;
    o    additional rider coverage on your policy; and
    o    other additional benefits on your policy.

If your policy has no rider coverage, the guarantee period annual premium for the guarantee period for life will be equal to the guideline annual premium determined under the federal income tax law definition of life insurance. The guarantee period annual premium for the ten year or age 65 guarantee period will be the greater of the target premium or the minimum annual premium for each segment. The guarantee period annual premium for the guarantee period for life will be greater than that required for the ten year or age 65 guarantee period.

At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We calculate:
    o    actual premiums we receive; minus
    o    the amount of any partial withdrawals you make; minus

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



    o policy loan amounts you take with accrued loan interest. This amount must equal or exceed;
    o the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases.

In addition, the guarantee period ends if your net account value on any monthly processing date is not diversified as follows:

    1.   your net account value is invested in at least five investment options;
         and

    2. no more than 35% of your net account value is in any one investment option.

Your policy will continue to meet the diversification requirements if:

    1. you have automatic rebalancing and you meet the two diversification tests listed above; or

    2. you have dollar cost averaging which results in transfers into at least four investment options with no more than 35% of any transfer directed to any one investment option.

SEE DOLLAR COST AVERAGING, PAGE 34 AND AUTOMATIC REBALANCING, PAGE 34.

If you choose the guaranteed minimum death benefit, you must make sure your policy satisfies the premium test and diversification test. If you fail to satisfy either test and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.


RIDERS

Your policy may include benefits attached by a rider. A rider may have an additional cost. You may cancel riders at any time.

Periodically we may offer other riders not listed here. Contact your agent/registered representative for a complete list of riders available.

ADDING OR CANCELING RIDERS MAY HAVE TAX CONSEQUENCES. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 54, FOR INFORMATION ON THE POSSIBLE TAX EFFECTS OF ADDING OR CANCELING THESE BENEFITS.

ADJUSTABLE TERM INSURANCE RIDER

You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). SEE DEATH BENEFITS, PAGE 22.

We generally require a minimum stated death benefit of $50,000 to issue a policy. A separate cost of insurance applies to your base death benefit. If you have an adjustable term insurance rider, we generally restrict your target death benefit to not more than ten times your stated death benefit at issue. In other words, if your stated death benefit is $100,000, then the maximum amount of target death benefit we allow you is $1,000,000.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. Your death benefit depends on which death benefit option is in effect:

     OPTION 1:    If option 1 is in effect, the total death benefit is the
                  greater of:

                  a.  the target death benefit; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

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



     OPTION 2:    If option 2 is in effect, the total death benefit is the
                  greater of:

                  a.  the target death benefit plus the account value; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     OPTION 3:    If option 3 is in effect, the total death benefit is the
                  greater of:

                  a. the target death benefit plus the sum of the premiums we have received minus partial withdrawals you have taken; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option 1, assume your base death benefit changes as a result of a change in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:


  Base Death   Target Death       Adjustable Term
   Benefit       Benefit      Insurance Rider Amount
   -------       -------      ----------------------

   $201,500      $250,000             $48,500
    202,500       250,000              47,500
    202,250       250,000              47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 26.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option 1 to option 2, changes from death benefit option 1 to option 3 and base decreases may reduce your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 36 AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 25.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender and premium class of the insured person, as well as your policy date.

The only charge for this coverage is the cost of insurance charges. The total charges you pay may be less if you have greater coverage under an adjustable term insurance rider rather than as base death benefit. The monthly guaranteed maximum cost of insurance rates for this rider are in your policy. SEE COST OF INSURANCE CHARGE, PAGE 47.

If the target death benefit is increased by you after the adjustable term insurance rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium class even though satisfactory new evidence of insurability is required for the increased schedule.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value nor to surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the insured person's death.

ACCIDENTAL DEATH BENEFIT RIDER

This rider will pay the benefit amount selected by you if the insured person dies due to an accident. The insured person may be no less than age 10 and no more than age 65. Minimum coverage is $5,000. Maximum coverage is the lesser of $200,000 or two times the stated death benefit. The monthly charge


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for this rider is $0.06 to $0.13 per $1,000 of rider coverage depending on the insured person's age.

ADDITIONAL INSURED RIDER

This rider provides death benefits upon the death of immediate family members on the rider other than the insured person. The insured person under the rider must be no more than age 85. You may add up to nine additional insured person riders to your policy using this rider. We require proof of insurability for each additional insured person. Minimum coverage for each additional insured person is $10,000. Maximum coverage for all additional insured persons is five times your total stated death benefit. The monthly charge for this rider is included as part of your cost of insurance charge. SEE COST OF INSURANCE CHARGE, PAGE 47.

CHILDREN'S INSURANCE RIDER

This rider allows you to add death benefit coverage on your children. You may cover children upon birth or legal adoption without presenting evidence of insurability to us. Each child must be at least 14 days old and no more than age
18. The primary insured person must be no less than age 15 and no more than age
55. Minimum coverage per child is $1,000 and maximum coverage is $10,000. The monthly charge for this rider is $0.61 times the coverage amount.

GUARANTEED INSURABILITY RIDER

This rider is not available for policies issued on or after May 1, 1998. This rider will allow you to increase your stated death benefit while the policy is in force without providing evidence of insurability. The insured person must be no more than age 60. Increases are limited in amount and timing. The monthly charge for this rider is $0.05 to $0.53 per $1,000 of coverage depending on the insured person's age. If you add this rider to your policy, you may not add the guaranteed minimum death benefit rider.

WAIVER OF COST OF INSURANCE RIDER

If the insured person becomes totally disabled while your policy is in force, this rider provides that we waive the monthly expense, cost of insurance and rider charges during the disability period. The insured person must be no less than age 10 and no more than age 55. This rider is available only for fully underwritten policies. If you add this rider to your policy, you may not add the waiver of specified premium rider. The monthly charge for this rider charge is included as part of your monthly cost of insurance charge. SEE COST OF INSURANCE CHARGE, PAGE 47.

WAIVER OF SPECIFIED PREMIUM RIDER

If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period, we credit a specified premium amount monthly to your policy during the disability period. The insured person must be no less than age 15 and no more than age 55. You select the amount of premium we credit, subject to our limits. If you add this rider to your policy, you may not add the waiver of cost of insurance rider. The minimum coverage under this rider is $25 monthly. The maximum is one twelfth of the guideline level premium of your policy without this rider. The guaranteed charge for this monthly rider is $0.017 to $0.127 per $1 of coverage depending on issue age if your policy is fully underwritten. If your policy was a guaranteed issue policy, the monthly charge for this is $0.034 to $0.254 per $1 of coverage depending on issue age.


SPECIAL FEATURES

DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate an investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan division as your designated deduction option.

You may elect not to choose a designated deduction investment option or the amount in your designated deduction investment option may not be enough to cover the monthly deductions. If so, these charges are taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value on the monthly processing date.

If you change your designated deduction investment option, we consider this a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 48.

RIGHT TO EXCHANGE POLICY

During the first 24 months after your policy date, you have the right to exchange your policy for a

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guaranteed policy, unless law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all of your future net premiums only to the guaranteed interest division. We do not allow future payments or transfers to the variable investment options after you exercise this right.

We will not charge you for this exchange. SEE GUARANTEED INTEREST DIVISION, PAGE 18.

POLICY MATURITY

You may surrender your policy at any time. At the policy anniversary nearest the insured person's 100th birthday you may choose to accept the continuation of coverage feature or you may surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.

CONTINUATION OF COVERAGE

The continuation of coverage feature allows your insurance coverage to continue in force beyond policy maturity. If on the policy anniversary nearest the insured person's 100th birthday you accept the continuation of coverage feature, we:
    o    convert target death benefit to stated death benefit;
    o convert death benefit option 2 and option 3 to death benefit option 1, if applicable;
    o    terminate all riders;
    o    deduct a one-time $200 administrative fee to cover future expenses;
    o transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division; and
    o    terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:
    o    we accept no more premium payments;
    o    we deduct no further charges;
    o    your monthly deductions cease; and
    o you may not make transfers into the variable division. SEE CONTINUATION OF COVERAGE ADMINISTRATIVE FEE, PAGE 48.

During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy. If we pay a persistency refund on the guaranteed interest division, it will be credited to your policy. SEE PERSISTENCY REFUND, PAGE 49.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this lapse, you may make loan and loan interest payments during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. There is no surrender charge during the continuation of coverage period. All normal consequences of surrender apply. SEE SURRENDER, PAGE 39 AND SURRENDER CHARGE, PAGE 49.

The continuation of coverage feature may not be available in all states. Contact your agent/registered representative or our customer service center to find out if this feature is available in your state. The tax consequences of coverage continuing beyond the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.


POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest division, the variable division and the loan division. Your account value reflects:
    o    net premiums applied;
    o    charges deducted;
    o    partial withdrawals taken;
    o    investment performance of the variable investment options;
    o    interest earned on the guaranteed interest division; and
    o    interest earned on the loan division.

NET ACCOUNT VALUE

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.





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CASH SURRENDER VALUE

Your cash surrender value is your account value minus the surrender charge, if any.

NET CASH SURRENDER VALUE

Your net cash surrender value is your cash surrender value minus the amount of your outstanding policy loan and accrued loan interest, if any.

DETERMINING VALUES IN THE VARIABLE DIVISION

The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of each variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

The accumulation unit value is the value of one accumulation unit determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:
    o    investment income;
    o    realized and unrealized gains and losses;
    o    investment portfolio expenses; and
    o daily mortality and expense risk charges we take from the separate account.

SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 32.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.

We redeem accumulation units:
    o when amounts are transferred from a variable investment option (including transfers to the loan division);
    o    for your policy's monthly deductions from your account value;
    o    for policy transaction charges;
    o    for surrender charges;
    o    when you take a partial withdrawal;
    o    when you surrender your policy; and
    o    to pay the death proceeds.

We calculate the number of accumulation units purchased or sold by

    1.   dividing the dollar amount of your transaction by:

    2. the accumulation unit value for that variable investment option calculated at the close of business on the valuation date of the transaction.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. A valuation date is each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which an investment portfolio does not value its shares or any other day as required by law. Each valuation date ends at 4:00 p.m. Eastern time.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the underlying investment portfolio.

FOR AMOUNTS IN THE VARIABLE INVESTMENT OPTIONS, THERE IS NO GUARANTEED MINIMUM VALUE.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.



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We generally set the accumulation unit value for a variable investment option at
$10 when the investment option is first opened. After that first date, the accumulation unit value on any valuation date is:

    1. the accumulation unit value for the preceding valuation date multiplied by

    2. the variable investment option's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

    1. We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.

    2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.

    3. We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.

    4. We then subtract the mortality and expense risk charge under your policy. The daily charge is .002055% (.75% annually) of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the number of days since the last valuation date.


TRANSFERS OF ACCOUNT VALUE

You may make twelve free transfers among the variable investment options or the guaranteed interest division in each policy year, with a $25 fee per transaction after that. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. We do not limit the number of transfers you may make. Transfers for automatic rebalancing or dollar cost averaging do not count toward your twelve free transfers. You may not make transfers during the continuation of coverage period. SEE POLICY TRANSACTION FEES, PAGE 48 AND CONTINUATION OF COVERAGE, PAGE 31.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:
    o    increased trading and transaction costs;
    o    forced and unplanned portfolio turnover;
    o    lost opportunity costs; and
    o large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest division are not restricted.

You may transfer amounts from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.

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Transfers from the guaranteed interest division in each policy year are limited to the largest of:
    o 25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
    o the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
    o    $100.


DOLLAR COST AVERAGING

If your policy has at least $10,000 invested in either qualifying source investment portfolio, you may elect dollar cost averaging. The qualifying source investment portfolios are the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to other investment options each period, you purchase more units in an investment option when the unit value is low and you purchase fewer units if the unit value is high.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period, dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value for automatic transfer from a qualifying source investment portfolio. Each period we automatically transfer the amount you select from your chosen source investment portfolio to one or more other variable investment options. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the dollar cost averaging source investment portfolio cannot be included in your automatic rebalancing program.

CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 42.

TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate on the date:

    1.   you specify; or

    2. your balance in the source investment portfolio reaches a dollar amount you set; or

    3. the amount in the source investment portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will transfer the remaining amount and dollar cost averaging ends.


AUTOMATIC REBALANCING

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.

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Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter we receive your request.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE
18.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source investment portfolio for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division in your automatic rebalancing program.

CHANGING AUTOMATIC REBALANCING

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 33.

If you have automatic rebalancing and the guaranteed minimum death benefit, and you ask for an allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will notify you that the allocation needs to be changed and ask you for revised instructions. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.

TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.

If you have the guaranteed minimum death benefit and you terminate the automatic rebalancing feature, you still must meet the diversification requirements of your net account value for the guarantee period to continue. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.


POLICY LOANS

The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest.

You may borrow from your policy at any time after the first monthly processing date by using your policy as security for a loan or as otherwise required by law. The amount you borrow is called a policy loan. Your policy loan is:

    1.   the total amount you borrow from your policy; plus

    2.   policy loan interest that is capitalized when due; minus

    3.   policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow on any valuation date, unless required differently by law, is your net cash surrender value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

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Your request for a policy loan must be directed to our customer service center.
If you have telephone privileges, you may request a policy loan of less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 42.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.

Loan interest charges on your policy loan accrue daily at an annual interest rate of 3.75%. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan balance.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. We credit the loan division with interest at an annual rate of 3%.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

LOAN REPAYMENT

You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

EFFECTS OF A POLICY LOAN ON YOUR POLICY

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable or the cash surrender value payable on surrender.

Failure to repay your loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. If you do not make loan payments your policy could lapse. POLICY LOANS MAY CAUSE YOUR POLICY TO LAPSE IF YOUR NET CASH SURRENDER VALUE IS NOT ENOUGH TO PAY YOUR DEDUCTIONS EACH MONTH. SEE LAPSE, PAGE 38.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 55, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 55.

If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.


PARTIAL WITHDRAWALS

You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net cash surrender value. If your request is by telephone, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 42.

You may take only one partial withdrawal per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net cash surrender value. If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.

When you take a partial withdrawal, we deduct your withdrawal amount plus a service fee from your account value. If applicable, we deduct a surrender charge from your account value if your partial withdrawal causes a reduction in your stated death benefit. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 46.


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Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. You may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest division, however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.

Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 55, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 55.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1

If you selected death benefit option 1, it is your first partial withdrawal of the policy year, no more than fifteen years have passed since your policy date and the insured person is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing your stated death benefit.

Otherwise, amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 2

If you have selected death benefit option 2, a partial withdrawal does not reduce your stated or target death benefit. However, because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 3

If you have selected death benefit option 3 and your partial withdrawal is less than the total of premiums we have received minus the total of your partial withdrawals, then your stated death benefit will not be reduced. However, because your account value is reduced, your total death benefit is reduced.

If your partial withdrawal is more than the amount of premiums we have received minus the total of your prior partial withdrawals, a two step process is used:

    1. Your withdrawal of the amount that makes premiums received minus all partial withdrawals equal to zero is taken; then

    2. The excess withdrawal amount you requested will reduce your stated death benefit if:
         o the excess amount is greater than 10% of your account value after step "1" above; or
         o    the excess amount is greater than 5% of your stated death benefit.

STATED DEATH BENEFIT AND TARGET DEATH BENEFIT REDUCTIONS

Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:
    o your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
    o you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 53.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. SEE POLICY ISSUANCE, PAGE 19.

We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit.

In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 55, AND DISTRIBUTIONS

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OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS, PAGE 55.


LAPSE

Your insurance coverage continues as long as your net cash surrender value is enough to pay your deductions each month. Lapse does not apply if either the guaranteed minimum death benefit or the special continuation period is in effect and you have met all requirements. SEE SPECIAL CONTINUATION PERIOD, PAGE 21 AND GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.

If the continuation of coverage feature is active, your policy could still lapse if there is an outstanding policy loan even though there are no further monthly deductions.

GRACE PERIOD

Your policy enters a 61-day lapse grace period if, on a monthly processing date:

    1.   your net cash surrender value is zero (or less);

    2. the three-year special continuation period has expired or you have not paid the required special continuation period premium; and

    3. you do not have the guaranteed minimum death benefit or it has expired or terminated.

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally the past due charges, plus your estimated monthly policy and rider deductions for the next two months. If the death of the insured person occurs during the grace period we do pay death proceeds to your beneficiary(ies), but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed. We will send you a lapse notice if the guaranteed minimum death benefit is going to lapse.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us including surrender charges and inform you that your policy coverage has ended.

IF YOU HAVE THE GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT

After the special continuation period has ended and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net cash surrender value is not enough to cover all of the deductions from your account value on any monthly processing date. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.


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                                  LAPSE SUMMARY

====================================================================================================================
               SPECIAL CONTINUATION PERIOD                             GUARANTEED MINIMUM DEATH BENEFIT
====================================================================================================================
IF YOU MEET THE REQUIREMENTS     IF YOU DO NOT MEET THE         IF YOU MEET THE           IF YOU DO NOT MEET THE
                                REQUIREMENTS OR IT IS NO          REQUIREMENTS           REQUIREMENTS OR IT IS NO
                                    LONGER IN EFFECT                                         LONGER IN EFFECT
--------------------------------------------------------------------------------------------------------------------
Your policy does not lapse    Your policy enters the       Your policy does not lapse  Your policy enters the
if you do not have enough     grace period if your net     if you do not have enough   grace period if your net
net cash surrender value to   cash surrender value is not  net cash surrender value    cash surrender value is not
pay the monthly charges.      enough to pay the monthly    to pay the monthly          enough to pay the monthly
The charges are deducted and  charges, or if your loan     charges.  However, if you   charges, or if your loan
may cause a negative account  plus accrued loan interest   have any riders, they       plus accrued loan interest
value until the earlier of:   is more than your cash       lapse after the grace       is more than your cash
1) the date you have enough   surrender value.  If you do  period and only your base   surrender value.  If you do
net account value, or 2)      not pay enough premium to    coverage remains in         not pay enough premium to
until the end of the special  cover the past due monthly   force.  Charges for your    cover the past due monthly
continuation period.          charges and interest due     base coverage are then      charges and interest due
                              plus the monthly charges     deducted each month to the  plus the monthly charges
                              and interest due through     extent that there is        and interest due through
                              the end of the grace         sufficient net account      the end of the grace
                              period, your policy lapses.  value to pay these          period, your policy lapses.
                                                           charges.  If there is not
                                                           sufficient net account
                                                           value to pay a charge, it
                                                           is permanently waived.
====================================================================================================================


REINSTATEMENT

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years of the end of the grace period if you still own the policy and the insured person meets our underwriting requirements.

Unless law requires differently, we will reinstate your policy and riders if:

    1.   you have not surrendered your policy;

    2. you provide satisfactory evidence to us that the insured person (and any people insured under your riders) is alive and still insurable according to our normal rules of underwriting; and

    3. we receive enough premium from you to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. When we reinstate your policy, we also reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent instructions which may be the premium allocation instructions in effect at the start of the grace period.


SURRENDER

You may surrender your policy for its net cash surrender value any time before the death of the insured person. You may take your net cash surrender value in other than one payment. We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center.

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



All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 31 AND SETTLEMENT PROVISIONS, PAGE 44.

We do not pro-rate or add back charges or expenses which we deducted before your surrender to your account value.

If you surrender your policy during the first fourteen policy or segment years we deduct a surrender charge from your net account value. If you surrender your policy during the early years, you may have little or no net cash surrender value. SEE SURRENDER CHARGE, PAGE 49.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 55, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 55.


GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

You have the right to examine your policy. The right to examine your policy, often called the free look period, starts on the date you receive your policy and is a length of time specified by law. If for any reason you do not want it, you may return your policy to us or your agent/registered representative within the period shown on the policy's face page. If you return your policy to us within that time period, we will consider it canceled as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined under law. Generally, there are two types of free look refunds:
    o    some states require a return of all premiums we receive;
    o other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund in your state will affect when the net premium we receive before the end of the free look period is invested into the variable investment options. SEE INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS,
PAGE 21.

YOUR POLICY

The entire contract between you and us is the combination of:
    o    your policy;
    o a copy of your original application and any applications for benefit increases or decreases;
    o    all of your riders;
    o    endorsements;
    o    policy schedule pages; and
    o    reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

GUARANTEED ISSUE

We may offer policies on a guaranteed issue basis for certain group or sponsored arrangements. When this happens, we issue these policies up to a preset face amount with reduced evidence of insurability requirements. Guaranteed issue policies may carry a different mortality risk to us compared with policies that are fully underwritten. So, we may charge different cost of insurance rates for guaranteed issue policies. The cost of insurance rates under these circumstances may depend on the:
    o    issue age of the insured people;
    o    risk class of the insured people;
    o    size of the group; and
    o    total premium the group pays.

Generally, most guaranteed issued policies have higher overall charges for insurance than a similar underwritten policy issued in the standard nonsmoker or standard smoker class. This means that the insured person in a group or sponsored arrangement could get individually underwritten insurance coverage at a lower overall cost.


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



AGE

The age stated in your policy schedule is the age of the insured person we use to issue your policy. The insured person must be no more than 85 years of age at policy issue. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

Generally, we use age to calculate rates, charges and values. We determine the age at any given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

The policy anniversary nearest the insured person's 100th birthday is the date used for policy maturity and continuation of coverage.

OWNERSHIP

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the insured person's lifetime while the policy is still in force. This includes the right to change the owner, beneficiary(ies) or the method designated to pay death proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives the insured person receives the death proceeds. The other surviving beneficiary(ies) receives death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you or to your estate, as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary(ies) any time before the death of the insured person. We pay the death proceeds to the beneficiary(ies) whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.

COLLATERAL ASSIGNMENT

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY

If your policy has been in force and the insured person is alive for two years from your policy date, we will not question the validity of the statements in your application. If your policy has been in force and the insured person is alive for two years from the effective date of a new segment or from the effective date of an increase in any other benefit, with respect to the insured person (such as an increase in stated death benefit) we will not contest the statements in your application for the new segment or other increase.

If this policy has been in force and the insured person is alive for two years from the effective date of reinstatement, we will not contest the statements in your application for reinstatement.

MISSTATEMENTS OF AGE OR GENDER

If the insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the death of the insured person, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.


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



SUICIDE

If the insured person commits suicide (while that insured person is sane or insane) within two years of your policy date, unless otherwise required by law, we limit death proceeds payable in one sum to:

    1.   the total of all premiums we receive to the time of death; minus

    2.   outstanding policy loan amounts and accrued loan interest; minus

    3.   partial withdrawals you have taken.

We make a limited payment to the beneficiary(ies) for a new segment or other increase if the death of the insured person is due to suicide (while that insured person is sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.

TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
    o    death proceeds;
    o    net cash surrender value upon surrender;
    o    partial withdrawals; and
    o    loan proceeds.

We may delay processing these transactions if:
    o    the NYSE is closed for trading;
    o    trading on the NYSE is restricted by the SEC;
    o there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of a variable investment option's assets; or
    o a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine the death benefit as of the date of the death of the insured person. The death proceeds are not affected by changes in the value of the variable investment options after that date.

We may delay payment from our guaranteed interest division for up to six months, unless state law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes and at the time of surrender.

If the insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the insured person's death. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES

If your policy was delivered on or after May 1, 1999, telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. If your policy was delivered before May 1, 1999, you may choose telephone privileges by completing our customer service form and returning it to our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:

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



    o    make transfers;
    o    change premium allocations;
    o change features in your dollar cost averaging and automatic rebalancing programs;
    o    request partial withdrawals; or
    o    request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

    1.   requiring some form of personal identification;

    2.   providing written confirmation of any transactions; and

    3.   tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Security Life.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc., a wholly owned subsidiary of Security Life. It is a registered broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:

    1. VESTAX Securities Corporation, an indirect affiliate of Security Life of Denver Insurance Company;

    2. Locust Street Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company;


    3. Multi-Financial Securities, Corp., an indirect affiliate of Security Life of Denver Insurance Company; and

    4. IFG Network Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company.

All broker-dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker-dealers, who pay commissions to the agents/registered representatives who sell this policy.

The distribution allowance is 95% of the first target premium we receive. For premiums that we receive over your first target premium, the distribution allowance is 4% in policy years one through ten and 2% in all policy years thereafter.

Broker-dealers receive annual renewal payments (trails) of 0.10% of the average net account value at the earlier of the beginning of the eleventh policy year or after we receive more than the guideline single premium according to the federal income tax definition of life insurance.

In addition to the distribution allowances, we may pay wholesaler fees or marketing and training allowances. We pay all allowances from our resources which include sales charges deducted from premiums and surrender charges.

ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:
    o articles on variable life insurance and other information published in business or financial publications;
    o    indices or rankings of investment securities; and
    o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. However, past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or

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



prospective economic trends, investment performance and other information we believe may be of interest to our customers.

SETTLEMENT PROVISIONS

You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so before the death of the insured person. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the death of the insured person.

You may take your net cash surrender value in other than one payment.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds are $2,000 or more.

OPTION I:     PAYOUTS FOR A DESIGNATED PERIOD

OPTION II:    LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD

OPTION III:   HOLD AT INTEREST

OPTION IV:    PAYOUTS OF A DESIGNATED AMOUNT

OPTION V:     OTHER OPTIONS WE OFFER AT THE TIME WE PAY THE BENEFIT


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

    1. changes in the fundamental investment policy of a particular investment portfolio; or

    2.   approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to variable investment options in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity

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



separate accounts. The boards of the investment portfolios, Security Life and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
    o    state insurance law or federal income tax law changes;
    o    investment management of an investment portfolio changes; or
    o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

    1.   Change the investment objective.

    2. Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue.

    3.   Eliminate variable investment options.

    4.   Combine two or more variable investment options.

    5. Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
         o    a portfolio no longer suits the purposes of your policy;
         o    there is a change in laws or regulations;
         o there is a change in a portfolio's investment objectives or restrictions;
         o    the portfolio is no longer available for investment; or
         o    another reason we deem a substitution is appropriate.

    6. Transfer assets related to your policy class to another separate account.

    7.   Withdraw the separate account from registration under the 1940 Act.

    8. Operate the separate account as a management investment company under the 1940 Act.

    9. Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.

    10.  Stop selling these policies.

    11. End any employer or plan trustee agreement with us under the agreement's terms.

    12.  Limit or eliminate any voting rights for the separate account.

    13.  Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed

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interest division, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
    o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
    o    your account value;
    o    your policy loan, if any, plus accrued interest;
    o    your net cash surrender value;
    o    information about the variable investment options; and
    o your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES, DEDUCTIONS AND REFUNDS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefit. For example, the sales charge may not cover all of our sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.


DEDUCTIONS FROM PREMIUMS

We consider payments we receive to be premium if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain expenses from your premium payment, we add the remaining net premium to your policy.

SALES CHARGE

We deduct a percentage from each premium payment to compensate us for the costs we incur in selling the policies. The sales charge helps cover the costs of distribution, preparing our sales literature, promotional expenses and other direct and indirect expenses.

We base the percentage on the insured person's age when your policy or segment becomes effective or an increase in your coverage.


   Policy or Segment
      Issue Age              Sales Charge Percentage
      ---------              -----------------------
        0 - 49                        2.25%
       50 - 59                        3.25%
       60 - 85                        4.25%

These premium deductions are a part of the total sales charge. To determine your applicable sales charge, premiums we receive after an increase in stated death benefit are allocated to your policy segments in the same proportion as the guideline annual premium (defined by federal income tax law) for each segment bears to the total guideline annual premium for your stated death benefit.

We may reduce or waive the sales charge for certain group or sponsored arrangements, or for corporate purchasers. SEE GROUP OR SPONSORED ARRANGEMENTS, OR CORPORATE PURCHASERS, PAGE 52.

TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.



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DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct 0.002055% per day (0.75% annually) of the amount you have in the variable investment options for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable investment options and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and in operating the variable division are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest division or the loan division.


MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date until the maturity date or until the continuation of coverage period begins.

POLICY CHARGE

The initial policy charge is $10 per month for the first three years of your policy.

This charge compensates us for such costs as:
    o    application processing;
    o    medical examinations;
    o    establishment of policy records; and
    o    insurance underwriting costs.

MONTHLY ADMINISTRATIVE CHARGE

For this policy, we charge a per month administrative charge of $3 plus $0.0125 per $1,000 for the greater of the stated death benefit or the target death benefit. We limit this charge to $18 per month.

This charge is designed to compensate us for ongoing costs such as:
    o    premium billing and collections;
    o    claim processing;
    o    policy transactions;
    o    record keeping;
    o    reporting and communications with policy owners; and
    o    other expenses and overhead.

COST OF INSURANCE CHARGE

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value at the insured person's death.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy and rider charges due on that date other than cost of insurance charges for the base death benefit, adjustable term insurance, additional insured and waiver of cost of insurance riders.

If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured person. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.

We base your current cost of insurance rates on the insured person's age, gender and premium class on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to:
    o    each segment of the base death benefit;
    o    your adjustable term insurance rider;

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    o    your additional insured rider; and
    o    your waiver of cost of insurance rider.

We may make changes in the cost of insurance or rider charges for a class of insured persons. We base the new charge on changes in expectations about:
    o    investment earnings;
    o    mortality;
    o    the time policies remain in effect;
    o    expenses; and
    o    taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and each new segment will be printed in your schedule pages.

There are no cost of insurance charges during the continuation of coverage period.

RIDER CHARGES

On each monthly processing date, we deduct the cost of benefits under your riders. Rider charges do not include the adjustable term insurance, additional insured and waiver of cost of insurance riders. SEE RIDERS, PAGE 28.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If you choose the guaranteed minimum death benefit we currently charge $0.005 per $1,000 of stated death benefit each month during the guarantee period. This charge's guaranteed maximum is $0.01 per $1,000 of stated death benefit each month.


POLICY TRANSACTION FEES

We charge fees for certain transactions under your policy. We deduct these fees from the variable and guaranteed interest divisions pro rata to the account value in each.

PARTIAL WITHDRAWALS

We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. We may also deduct a surrender charge from your account value. SEE PARTIAL WITHDRAWALS, PAGE 36.

TRANSFERS

There is a $25 fee to cover our costs for each transfer over twelve free transfers per policy year. If you include multiple transfers in one transfer request, it counts as one transfer. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 33.

ILLUSTRATIONS

The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each additional policy illustration.

PREMIUM ALLOCATION CHANGE

You may make twelve free premium allocation changes per policy year. After the twelve free changes, we charge $25 for each additional premium allocation change in that policy year. If you change your designated deduction investment option, we consider it a premium allocation change. SEE MONTHLY DEDUCTIONS FROM ACCOUNT VALUE, PAGE 47.

CONTINUATION OF COVERAGE ADMINISTRATIVE FEE

At the policy anniversary nearest the insured person's 100th birthday, if you do not surrender your policy, the continuation of coverage period begins.

We will charge a one-time administrative fee of $200. This charge compensates us for maintaining and servicing your policy until the death of the insured person. We then no longer charge your policy a monthly administrative fee or cost of insurance charge.


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                     DIVISIONS FROM WHICH WE DEDUCT CHARGES,
                          LOANS AND PARTIAL WITHDRAWALS

              MONTHLY CHARGES: COST OF INSURANCE        TRANSACTION FEES
                    CHARGES, RIDER CHARGES,                                                LOANS AND
                      ADMINISTRATIVE FEES                                             PARTIAL WITHDRAWALS
------------ -------------------------------------- -------------------------- ----------------------------------
             May choose a designated deduction      Proportionally among       May choose any investment option
  Choice     investment option, including           variable and guaranteed    or combination of  investment
             guaranteed interest division           interest divisions         options

------------ -------------------------------------- -------------------------- ----------------------------------
             Proportionally among variable and      Proportionally among       Proportionally among variable
  Default    guaranteed interest divisions          variable and guaranteed    and guaranteed interest divisions
                                                    interest divisions
------------ -------------------------------------- -------------------------- ----------------------------------


PERSISTENCY REFUND

Where law allows us, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.04167% of account value. This refund is 0.5% of your account value on an annual basis.

We do not guarantee that we will pay a persistency refund on the guaranteed interest division. If we pay a persistency refund on the guaranteed interest division, we will pay it even if your policy is in the continuation of coverage period.

If applicable, we add the persistency refund to the variable and guaranteed interest divisions, but not the loan division, in the same proportion that your account value in each investment option has to your net account value as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value:

EXAMPLE 1:  YOUR POLICY HAS NO LOAN:

    o    account value = $10,000 (all in the variable division)
    o    monthly persistency refund rate = .0004167
    o    persistency refund = 10,000 x .0004167 = $4.17


                 Value Before       Value After
                 Persistency        Persistency
                 Refund             Refund
                 ------             ------

Variable
Division         $10,000.00         $10,004.17


EXAMPLE 2:  YOUR POLICY DOES HAVE A LOAN:

    o    account value = $10,000
    o    account value in the variable division = $5,000
    o    account value in the loan division = $5,000
    o    monthly persistency refund rate = .0004167
    o    persistency refund = 10,000 x .0004167 = $4.17


                    Value Before        Value After
                     Persistency        Persistency
                       Refund              Refund
                       ------              ------

Variable
Division             $5,000.00           $5,004.17
Loan                 $5,000.00           $5,000.00


SURRENDER CHARGE

We may deduct a surrender charge from your account value during the first fourteen years of your policy or coverage segment if you:

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    o    surrender your policy;
    o    reduce your stated death benefit;
    o    allow your policy to lapse; or
    o    take a partial withdrawal which decreases your stated death benefit.

The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges pro rata based on your account value in each investment option.

The surrender charge is made up of two parts:

    1.   an administrative surrender charge and

    2.   a sales surrender charge.

If you change your death benefit option, this may decrease your stated death benefit. Under these circumstances, we do not deduct a surrender charge and we do not reduce future surrender charges.

A change to your death benefit option may increase the stated death benefit. We do not increase your surrender charge in this case. However, all other increases in your stated death benefit create a new segment which will be subject to its own fourteen year surrender charge period.

If your surrender charge changes, we send you a new schedule showing the change.

The administrative surrender charge varies by age at policy issue. See the chart below. Once set, the administrative surrender charge remains level for the first seven years following the effective date of your policy and any new segment. These charges then decrease at the beginning of each following policy year by 12.5% of the amount in effect at the end of the seventh policy year. This continues until your surrender charge reaches zero at the beginning of your fifteenth policy year or the year when the insured person reaches age 98, whichever happens first.

ADMINISTRATIVE SURRENDER CHARGE

The administrative surrender charge is a dollar amount for each $1,000 of the stated death benefit. We base this amount on the insured person's age on your policy date or on the date you add a new stated death benefit coverage segment to your policy.


     Insured          Administrative Surrender Charge
  Person's Age       Per $1,000 of Stated Death Benefit
  ------------       ----------------------------------

     0 - 39                        $2.50
    40 - 49                        $3.50
    50 - 59                        $4.50
    60 - 69                        $5.50
    70 and above                   $6.50

For example, if the stated death benefit is $100,000 and the insured person is age 40 on your policy date, your administrative surrender charge is $350.

During the first fourteen years of your policy your administrative surrender charge may decrease. This happens if you request a decrease in your stated death benefit or you take a partial withdrawal which causes your stated death benefit to decrease. Your administrative surrender charge decreases in the same proportion that your stated death benefit decreases. Under these circumstances we then deduct from your account value the amount by which your administrative surrender charge decreased.

We designed your administrative surrender charge to cover part of our administrative expenses for your policy, such as:
    o    application processing;
    o    establishing your policy records;
    o    insurance underwriting; and
    o costs associated with developing and operating our systems to administer the policies.

SALES SURRENDER CHARGE

We calculate the sales surrender charge for each segment by applying the premiums you paid to each segment in the same proportion that the guideline annual premium for each segment (as defined by the federal income tax laws) has to the sum of the guideline annual premiums for all segments.

The sales surrender charge is:

    1. 25% of the premiums we receive up to your target premium for each segment without any substandard ratings (this is known as the base standard target premium); plus

    2. 5% of the premiums we receive in the first seven policy years following the effective date of a segment in excess of the base standard target premium for that segment.


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Your sales surrender charge is never greater than 50% of your base standard target premium. We do not determine target premiums on your scheduled premium. We determine target premiums actuarially, based on the age and gender of the insured person. Your policy schedule shows the initial target premium for your policy and the target premium for any added segments. The schedule also shows the maximum sales surrender charge for your stated death benefit.

If your stated death benefit decreases, we reduce your target premium for each segment in the same proportion that we reduce your stated death benefit. We do not do this if the reduction is a result of a death benefit option change. In that case, we will provide you a new schedule page.

If your new target premium for each segment is greater than or equal to the premiums we receive for that segment, then we reduce your future maximum sales surrender charge and we do not deduct a sales surrender charge from your account value.


If your new target premium for each segment is less than the sum of the premiums we receive for that segment, we reduce the future maximum sales surrender charge and we deduct a sales surrender charge from your account value equal to the difference between your sales surrender charge before the decrease and your sales surrender charge after the decrease. We recalculate your new sales surrender charge as if your new target premium was always in effect for that segment.

We reduce your future maximum sales surrender charge in the same proportion that we reduce your stated death benefit if:

    1. you make a decrease to your stated death benefit more than seven years after your policy date; or

    2. you make a partial withdrawal from your policy which reduces the stated death benefit and you make your request more than seven years after the date you added the additional segment.


CALCULATION OF SURRENDER CHARGE EXAMPLES

EXAMPLE 1:    Assume the stated death benefit on your policy is $100,000 and the insured person is age 45 when we issued your policy. The target premium on your policy is $1,500. The actual surrender charge, assuming that we receive a $1,000 premium each policy year, is:


                   Administrative              Sales                 Actual
Policy Year       Surrender Charge        Surrender Charge      Surrender Charge
-----------       ----------------        ----------------      ----------------
     1                  $350.00                $250.00                $600.00
     2                   350.00                 400.00                 750.00
     3                   350.00                 450.00                 800.00
     4                   350.00                 500.00                 850.00
     5                   350.00                 550.00                 900.00
     6                   350.00                 600.00                 950.00
     7                   350.00                 650.00                1000.00
     8                   306.25                 568.75                 875.00
     9                   262.50                 487.50                 750.00
     10                  218.75                 406.25                 625.00
     11                  175.00                 325.00                 500.00
     12                  131.25                 243.75                 375.00
     13                   87.50                 162.50                 250.00
     14                   43.75                  81.25                 125.00
     15                    0.00                   0.00                   0.00



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EXAMPLE 2:    If you reduce your stated death benefit on your third policy anniversary to $90,000, we reduce your target premium proportionately and it now equals $1,350 (90% of $1,500). There is a sales surrender charge of $30 when you reduce your stated death benefit. This is the difference between your sales surrender charge immediately before the decrease and your sales surrender charge calculated assuming your new target premium was always in effect for your policy. There is an administrative surrender charge of $35 . This is the difference between your original administrative surrender charge and 90% of your initial administrative surrender charge. Using the figures in the example here, this calculation is: $350 - $315. We deduct both the sales surrender charge and the administrative surrender charge from the account value. The resulting actual surrender charge for each policy year is:


                   Administrative              Sales                 Actual
Policy Year       Surrender Charge        Surrender Charge      Surrender Charge
-----------       ----------------        ----------------      ----------------
     1                 $350.00                $250.00               $600.00
     2                  350.00                 400.00                750.00
     3                  350.00                 450.00                800.00
     4                  315.00                 470.00                785.00
     5                  315.00                 520.00                835.00
     6                  315.00                 570.00                885.00
     7                  315.00                 620.00                935.00
     8                  275.63                 542.50                818.13
     9                  236.25                 465.00                701.25
     10                 196.88                 387.50                584.38
     11                 157.50                 310.00                467.50
     12                 118.13                 232.50                350.63
     13                  78.75                 155.00                233.75
     14                  39.38                  77.50                116.88
     15                   0.00                   0.00                  0.00


OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.


GROUP OR SPONSORED ARRANGEMENTS, OR CORPORATE PURCHASERS

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of Security Life, its affiliates and appointed sales agents), corporate purchasers or special exchange programs which we may offer from time to time, we may reduce or waive the:
    o surrender charge, including the surrender charge on partial withdrawals;
    o    length of time a surrender charge applies;
    o    administrative charge;
    o    minimum stated death benefit;
    o    minimum target death benefit;
    o    minimum annual premium;
    o    target premium;
    o    sales charges;
    o    cost of insurance charges; or
    o    other charges normally assessed.

We can reduce or waive these items based on expected economies under a group or sponsored arrangement or with a corporate purchaser. Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals on a group basis or endorse a policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

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Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the surrender charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702. While there is little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

Section 7702 provides that if one of two alternate tests is met, a policy will be treated as a life insurance policy for federal income tax purposes. These tests are referred to as the "cash value accumulation test" and the "guideline premium/cash value corridor test."

Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, sex and premium class at any point in time, multiplied by the account value. SEE APPENDIX A, PAGE 168, FOR A TABLE OF THE CASH VALUE ACCUMULATION TEST FACTORS.

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit and a minimum "corridor" of death benefit in relation to account value. In most situations, the death benefit that results from the guideline premium/cash value corridor test will ultimately be less than the amount of death benefit required under the cash value accumulation test. SEE APPENDIX B, PAGE 176, FOR A TABLE OF THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST FACTORS.

This policy allows the owner to choose, at the time of application, which of these tests we will apply to the policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE 54.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the

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adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

We will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE
54.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions for a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a

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modified endowment contract could later become taxable as a distribution from a modified endowment contract.


MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

    1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

    2. Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

    3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.


INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or

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for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax- exempt status of the entity and the possibility of the unrelated business income tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
    o    make changes to your policy or its riders; or
    o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and as permitted, other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.


OTHER

Policy owners may use our policies in various arrangements, including:
    o    qualified plans;
    o    non-qualified deferred compensation or salary continuance plans;
    o    split dollar insurance plans;
    o    executive bonus plans;
    o    retiree medical benefit plans; and
    o    other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.



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



The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to or the designation as a beneficiary of or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.




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



ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


The following tables are intended to show how the policy works, including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policy illustrated uses the following assumptions:


                                                Definition
                                     Death        of Life        Stated                      Target
                      Smoker*       Benefit      Insurance        Death                      Death
Gender     Age        Status         Option         Test         Benefit      Premium       Benefit
------     ---        ------         ------         ----         -------      -------       -------
 Male       45       Nonsmoker         1            CVAT         50,000        $9,745       500,000

-------------------
* "Smoker" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.

The tables show how death benefits, account values and net cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable division had constant hypothetical gross annual investment returns of 0%, 12%, or 6% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used female or unisex rates.

These illustrations assume there is no policy loan.

We illustrate premium payments as if they were made at the beginning of the year. The third column of each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.

The difference between the account value and the cash surrender value in the first fourteen years of the policy shows the effect of the surrender charge.

The net investment return on your policy is lower than the gross investment return on the variable investment options as a result of the mortality and expense risk charge, the portfolio management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and cash surrender values.

The tables reflect annual investment management fees of 0.66% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1999. We assume other portfolio expenses at the rate of 0.31% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1999 after any expense reimbursements or waivers by investment portfolio managers has been made. The average of all portfolios' total expenses is 0.97%.

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after absorption of fees and expenses by the portfolio's investment manager. Absent such expense reimbursements or waivers, the total average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (0.71%, 0.47% and 1.18%, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 2000.

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



The effect of these portfolio charges and expenses, and mortality and expense risk charges result in a net rate of return of:
    o    (1.71)% on a 0% gross rate of return;
    o    10.20% on a 12% gross rate of return; and
    o    4.25% on a 6% gross rate of return.

The tables assume that charges have been deducted including deductions for premiums, cost of insurance rider charges, monthly deductions, mortality and expense risk charges, administrative and sales charges. The tables show charges at our current rates which includes a persistency refund. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 47. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values and cash surrender values.

If we are asked to do so, we will give you a comparable personal illustration based on:
    o    the insured person's age and gender;
    o    standard premium class assumptions;
    o    initial stated death benefit;
    o    the chosen death benefit option;
    o    scheduled premiums consistent with your policy form; and
    o    special features elected on your policy.

At issue, we deliver an individualized illustration showing the scheduled premium you chose and the insured person's actual risk class. After we issue the policy, if you ask us to, we will give you an illustration of future policy benefits. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.

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




PROSPECT:  INSURED'S NAME
MALE 45 NON-SMOKER                                             PRESENTED BY:

                                  SECURITY LIFE
                        FIRSTLINE VARIABLE UNIVERSAL LIFE
                                 GROUP SPONSORED

STATED DEATH BENEFIT:  $50000                       DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $450000             ANNUAL PREMIUM:  $9745.00
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:

                                       ----------0.00%----------         ---------12.00%---------         ----------6.00%----------
                          PREMIUM                CASH                              CASH                              CASH
  YEAR    PREMIUMS      ACCUMULATED   ACCOUNT    SURR      DEATH         ACCOUNT   SURR      DEATH        ACCOUNT    SURR     DEATH
                           AT 5%       VALUE     VALUE    BENEFIT         VALUE    VALUE    BENEFIT        VALUE     VALUE   BENEFIT
    1       9745          10232         7133      6583     500000         8104      7554    500000         7618      7068    500000
    2       9745          20976        14038     13488     500000        16928     16378    500000        15453     14903    500000
    3       9745          32257        20712     20162     500000        26541     25991    500000        23508     22958    500000
    4       9745          44102        27271     26721     500000        37151     36601    500000        31912     31362    500000
    5       9745          56540        33584     33034     500000        48725     48175    500000        40546     39996    500000
    6       9745          69599        39649     39099     500000        61366     60816    500000        49416     48866    500000
    7       9745          83311        45442     44892     500000        75166     74616    500000        58509     57959    500000
    8       9745          97709        50939     50458     500000        90233     89752    500000        67813     67331    500000
    9       9745         112827        56125     55712     500000       106695    106283    500000        77321     76909    500000
   10       9745         128700        60968     60624     500000       124688    124344    500000        87018     86674    500000
   15       9745         220797        81201     81201     500000       250422    250422    510361       141480    141480    500000
   20       9745         338339        88846     88846     500000       449088    449088    799825       202384    202384    500000
   25       --           431816        27119     27119     500000       686708    686708   1084311       212316    212316    500000
   30       --           551119         --        --         --        1030360   1030360   1465172       196338    196338    500000

 AGE 65     --           355256        78928     78928     500000       489551    489551    849861       205491    205491    500000

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results may be different from those shown and will depend on a number of factors, including selected investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

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




PROSPECT:  INSURED'S NAME
MALE 45 NON-SMOKER                                             PRESENTED BY:

                                  SECURITY LIFE
                        FIRSTLINE VARIABLE UNIVERSAL LIFE
                                 GROUP SPONSORED

STATED DEATH BENEFIT:  $50000                       DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $450000             ANNUAL PREMIUM:  $9745.00
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                       ----------0.00%----------         ---------12.00%---------         ----------6.00%----------
                          PREMIUM                CASH                              CASH                              CASH
  YEAR    PREMIUMS      ACCUMULATED   ACCOUNT    SURR      DEATH         ACCOUNT   SURR      DEATH        ACCOUNT    SURR     DEATH
                           AT 5%       VALUE     VALUE    BENEFIT         VALUE    VALUE    BENEFIT        VALUE     VALUE   BENEFIT

    1       9745          10232         8412      7862     500000         9465      8915    500000         8939      8389    500000
    2       9745          20976        16533     15983     500000        19729     19179    500000        18099     17549    500000
    3       9745          32257        24331     23781     500000        30832     30282    500000        27454     26904    500000
    4       9745          44102        31976     31426     500000        43034     42484    500000        37180     36630    500000
    5       9745          56540        39371     38821     500000        56335     55785    500000        47186     46636    500000
    6       9745          69599        46592     46042     500000        70927     70377    500000        57563     57013    500000
    7       9745          83311        53670     53120     500000        86969     86419    500000        68353     67803    500000
    8       9745          97709        60613     60132     500000       104615    104133    500000        79580     79098    500000
    9       9745         112827        67407     66995     500000       124017    123605    500000        91248     90836    500000
   10       9745         128700        74019     73675     500000       145340    144996    500000       103350    103006    500000
   15       9745         220797       105873    105873     500000       295580    295580    602392       174621    174621    500000
   20       9745         338339       130315    130315     500000       537899    537899    957998       261379    261379    500000
   25       --           431816        99924     99924     500000       851028    851028   1343774       311248    311248    500000
   30       --           551119        51108     51108     500000      1337055   1337055   1901293       369659    369659    525655

 AGE 65     --           355256       124964    124964     500000       589999    589999   1024238       270792    270792    500000

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results and policy charges may be different from those shown and will depend on a number of factors, including the investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


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



ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address        Position and Offices with Security Life of Denver
--------------------        -------------------------------------------------

Stephen M. Christopher      Chairman, President and Chief Executive Officer

Jess A. Skriletz            Director, Chief Executive Officer and General
                            Manager, ING Reinsurance and ING Institutional
                            Markets

Michael W. Cunningham*      Director, Executive Vice President

Mark A. Tullis*             Director

P. Randall Lowery*          Director

Thomas F. Conroy            President, ING Reinsurance International

Gregory G. McGreevey        President, ING Institutional Markets

Jerome J. Cwiok*            Executive Vice President and Chief Operating Officer

James L. Livingston, Jr.    Executive Vice President, CFO and Chief Actuary

Jeffrey R. Messner          Executive Vice President and Chief Marketing Officer

John R. Barmeyer*           Senior Vice President, ING US Legal Services

Peter Bell                  Senior Vice President, Risk Selection and Medical
                            Director, ING Reinsurance

Wayne D. Bidelman           Senior Vice President, CCRC, ING Reinsurance

R. Thomas Daniel*           Senior Vice President, Marketing

Arnold A. Dicke             Senior Vice President and Chief Actuary, ING
                            Reinsurance

Charles E. LeDoyen**        Senior Vice President, Structured Settlements

Terry L. Morrison           Senior Vice President, New Business Operations

Derek J. Reynolds*          Senior Vice President and Chief Information Officer

Jeffrey W. Seel*            Senior Vice President, Chief Investment Officer

Mark A. Smith               Senior Vice President, Insurance Services

Lawrence D. Taylor          Senior Vice President, Product Management

Gretta Ytterbo              Senior Vice President, ING US Legal Services

Gary W. Waggoner            Vice President, General Counsel and Corporate
                            Secretary


--------------------------------------------------------------------------------
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



REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Security Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the policy or to the separate account and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the Security Life Separate Account L1 at December 31, 1999, and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President, CFO and Chief Actuary of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.






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


                             INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:


              Account value.....................................8
              Accumulation unit................................32
              Accumulation unit value...........................8
              Adjustable term insurance rider..................22
              Base death benefit...............................24
              Beneficiary(ies).................................10
              Cash surrender value.............................31
              Continuation of coverage.........................31
              Death proceeds...................................24
              Divisions........................................12
              Free look period.................................40
              General account..................................18
              Guarantee period.................................27
              Guarantee period annual premium..................27
              Guaranteed interest division.....................18
              Guaranteed minimum death benefit.................26
              Initial premium..................................21
              Insured person's 100th birthday..................35
              Investment date..................................21
              Investment options...............................12
              Loan division.....................................8
              Minimum annual premium...........................20
              Net account value................................31
              Net amount at risk...............................47
              Net cash surrender value.........................32
              Net premium.......................................4
              Partial withdrawal...............................36
              Policy............................................4
              Policy date......................................19
              Policy loan......................................35
              Portfolios.......................................13
              Scheduled premium................................20
              Segment..........................................26
              Special continuation period......................21
              Stated death benefit.............................19
              Surrender target premium.........................20
              Target death benefit.............................28
              Target premium...................................20
              Total death benefit..............................28
              Transaction date.................................32
              Valuation date....................................8
              Valuation period..............................8, 33
              Variable division................................12
              Variable investment option.......................12


--------------------------------------------------------------------------------
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



                              FINANCIAL STATEMENTS




The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and start on page 67.

The financial statements included for the Security Life Separate Account L1 at December 31, 1999 and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries, as well as the financial statements included for the Security Life Separate Account L1 referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Security Life Separate Account L1.

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
















                      [THIS PAGE INTENTIONALLY LEFT BLANK]












--------------------------------------------------------------------------------
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





                                    Consolidated Financial Statements

                                    Security Life of Denver
                                    Insurance Company
                                    and Subsidiaries


                                    Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors








--------------------------------------------------------------------------------
FirstLine                              67

           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                  Years ended December 31, 1999, 1998 and 1997





                                    CONTENTS

Report of Independent Auditors ...............................................69

Audited Consolidated Financial Statements

Consolidated Balance Sheets ..................................................70
Consolidated Statements of Income ............................................72
Consolidated Statements of Comprehensive Income...............................73
Consolidated Statements of Stockholder's Equity ..............................74
Consolidated Statements of Cash Flows ........................................75
Notes to Consolidated Financial Statements ...................................77



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











                         Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP
April 14, 2000



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



           Security Life of Denver Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

                             (Dollars in Thousands)



                                                                    DECEMBER 31
                                                                 1999            1998
                                                              ------------ ---------------
ASSETS
Investments (Notes 2 and 3):
   Fixed maturities, at fair value (amortized cost:
     1999--$3,649,485; 1998--$3,383,582)                       $ 3,486,939     $ 3,503,530
   Equity securities, at fair value (cost: 1999--$5,161;
     1998--$6,761)                                                   7,944           8,400
   Mortgage loans on real estate                                 1,006,443         784,108
   Investment real estate, at cost, less accumulated
     depreciation (1999--$561; 1998--$706)                           1,028           1,740
   Policy loans                                                    961,586         925,623
   Other long-term investments                                      37,284          17,671
   Short-term investments                                          186,917             747
                                                              ------------ ---------------
Total investments                                                5,688,141       5,241,819

Cash                                                                48,630          31,644
Accrued investment income                                           78,866          52,440
Reinsurance recoverable:
   Paid benefits                                                    19,738          11,364
   Unpaid benefits                                                  28,060          24,312
Prepaid reinsurance premiums (Note 8)                            3,666,882       3,329,901
Deferred policy acquisition costs (DPAC)                           982,713         778,126
Property and equipment, at cost, less accumulated
   depreciation (1999--$28,522; 1998--$25,981)                      34,704          36,141
Federal income tax recoverable (Note 9)                             27,663               -
Indebtedness from related parties                                   33,220           4,339
Other assets                                                       134,913         113,019
Separate account assets (Note 6)                                   644,975         423,474





                                                              ------------ ---------------
Total assets                                                   $11,388,505     $10,046,579
                                                              ============ ===============



--------------------------------------------------------------------------------
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



                                                                                   DECEMBER 31
                                                                            1999                 1998
                                                                    -------------------- --------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
     Life and annuity reserves                                               $ 5,313,006          $ 4,857,141
     Guaranteed investment contracts                                           3,885,219            3,210,012
     Policyholders' funds                                                         79,648               81,064
     Advance premiums                                                                192                  272
     Accrued dividends and dividends on deposit                                   21,603               21,268
     Policy and contract claims                                                  155,679              130,100
                                                                    -------------------- --------------------
   Total future policy benefits                                                9,455,347            8,299,857

   Accounts payable and accrued expenses                                         126,857              108,165
   Indebtedness to related parties                                                34,231               13,755
   Long-term debt to related parties (Note 10)                                   100,000              100,000
   Accrued interest on long-term debt to related
     parties (Note 10)                                                            11,098                5,387
   Other liabilities                                                              98,225              109,593
   Federal income taxes payable (Note 9)                                               -                  106
   Deferred federal income taxes (Note 9)                                         18,679               60,062
   Separate account liabilities (Note 6)                                         644,975              423,474
                                                                    -------------------- --------------------
Total liabilities                                                             10,489,412            9,120,399

Commitments and contingencies
   (Notes 8 and 13)

Stockholder's equity (Note 11):
   Common stock, $20,000 par value:
     Authorized--149 shares
     Issued and outstanding--144 shares                                            2,880                2,880
   Additional paid-in capital                                                    345,722              315,722
   Retained earnings                                                             614,785              563,553
   Accumulated other comprehensive income (loss)                                 (64,294)              44,025
                                                                    -------------------- --------------------
Total stockholder's equity                                                       899,093              926,180
                                                                    -------------------- --------------------
Total liabilities and stockholder's equity                                   $11,388,505          $10,046,579
                                                                    ==================== ====================


See accompanying notes.

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



           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Statements of Income

                             (Dollars in Thousands)



                                                                                YEAR ENDED DECEMBER 31
                                                                         1999             1998             1997
                                                                   ---------------- ---------------- ----------------

Revenues:
   Traditional life insurance premiums                                  $   104,133        $ 120,675       $  122,429
   Universal life and investment product charges                            247,066          229,226          217,108
   Reinsurance premiums assumed                                             526,563          431,267          446,434
                                                                   ---------------- ---------------- ----------------
                                                                            877,762          781,168          785,971
   Reinsurance premiums ceded                                              (147,068)        (143,211)        (124,815)
                                                                   ---------------- ---------------- ----------------
                                                                            730,694          637,957          661,156

   Net investment income                                                    394,167          361,996          340,898
   Net realized gains (losses) on investments                               (39,495)          10,818           28,645
   Other revenues                                                            18,304           11,771            6,743
                                                                   ---------------- ---------------- ----------------
                                                                          1,103,670        1,022,542        1,037,442
Benefits and expenses:
   Benefits:
     Traditional life insurance:
       Death benefits                                                       357,472          239,921          299,305
       Other benefits                                                        72,286           77,209           79,849
     Universal life and investment contracts:
       Interest credited to account balances                                258,167          236,136          217,614
       Death benefits incurred in excess of account
         balances                                                            95,444           63,103           73,260
     Increase in future policy benefits                                      95,511          102,875           72,685
     Reinsurance recoveries                                                (127,238)         (84,506)         (98,376)
     Product conversions                                                      3,701           10,578            7,014
                                                                   ---------------- ---------------- ----------------
                                                                            755,343          645,316          651,351
   Expenses:
     Commissions                                                             81,539           49,569           46,516
     Insurance operating expenses                                            91,172          125,194           89,075
     Amortization of deferred policy acquisition costs                       98,051          105,639          116,495
                                                                   ---------------- ---------------- ----------------
                                                                          1,026,105          925,718          903,437
                                                                   ---------------- ---------------- ----------------

Income before federal income taxes                                           77,565           96,824          134,005
Federal income taxes (Note 9)                                                26,333           34,066           47,019
                                                                   ---------------- ---------------- ----------------
Net income                                                               $   51,232        $  62,758       $   86,986
                                                                   ================ ================ ================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                              72

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Comprehensive Income

                             (Dollars in Thousands)



                                                                                 YEAR ENDED DECEMBER 31
                                                                         1999             1998             1997
                                                                   ---------------- ---------------- ----------------

Net income                                                                $  51,232         $ 62,758         $ 86,986
                                                                   ---------------- ---------------- ----------------

Other comprehensive income:
   Unrealized gains (losses) on securities:
     Net change in unrealized holding gains (losses), net of tax           (150,423)         (11,251)          28,367
     Reclassification adjustment for realized gains
       included in net income, net of tax                                   (32,454)          (5,010)          (4,601)
     Effect on DPAC of unrealized gains and
       losses on fixed maturities, net of tax                                82,098            7,236          (37,522)
     Reclassification effect on DPAC of realized gains
       and losses included in net income, net of tax                         (7,073)           3,075            5,976
   Net change in pension liability, net of tax                                 (467)            (963)               -
                                                                   ---------------- ---------------- ----------------

Total other comprehensive income (loss)                                    (108,319)          (6,913)          (7,780)
                                                                   ---------------- ---------------- ----------------

Comprehensive income (loss)                                               $ (57,087)        $ 55,845         $ 79,206
                                                                   ================ ================ ================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                              73

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)



                                                                              YEAR ENDED DECEMBER 31
                                                                     1999               1998              1997
                                                              ================== ================= ==================

Common stock:
   Balance at beginning and end of year                                 $  2,880          $  2,880           $  2,880
                                                              ================== ================= ==================

Additional paid-in capital:
   Balance at beginning of year                                         $315,722          $315,722           $302,722
   Capital contributions                                                  30,000                 -             13,000
                                                              ------------------ ----------------- ------------------
   Balance at end of year                                               $345,722          $315,722           $315,722
                                                              ================== ================= ==================

Accumulated other comprehensive income (loss):
   Net unrealized gains on investments:
     Balance at beginning of year                                       $ 44,988          $ 50,938           $ 58,718
     Unrealized gains (losses) on securities:
       Change in unrealized gains (losses),
         net of tax                                                     (182,877)          (16,261)            23,766
       Effect on DPAC of unrealized gains and
         losses on fixed maturities, net of tax                           75,025            10,311            (31,546)
                                                              ------------------ ----------------- ------------------
     Balance at end of year                                              (62,864)           44,988             50,938

   Accumulated net pension liability:
     Balance at beginning of year                                           (963)                -                  -
     Net change in pension liability, net of tax                            (467)             (963)                 -
                                                              ------------------ ----------------- ------------------
     Balance at end of year                                               (1,430)             (963)                 -
                                                              ------------------ ----------------- ------------------

Total accumulated other comprehensive
   income (loss)                                                        $(64,294)         $ 44,025           $ 50,938
                                                              ================== ================= ==================

Retained earnings:
   Balance at beginning of year                                         $563,553          $500,795           $413,809
   Net income                                                             51,232            62,758             86,986
                                                              ------------------ ----------------- ------------------
   Balance at end of year                                               $614,785          $563,553           $500,795
                                                              ================== ================= ==================

Total stockholder's equity                                              $899,093          $926,180           $870,335
                                                              ================== ================= ==================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                              74

           Security Life of Denver Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows

                             (Dollars in Thousands)



                                                                             YEAR ENDED DECEMBER 31
                                                                  1999               1998                1997
                                                            ----------------- ------------------- -------------------
OPERATING ACTIVITIES

Net income                                                         $   51,232          $   62,758          $   86,986
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Increase in future policy benefits                               624,769             874,765             995,632
     Net (increase) decrease in federal income taxes                  (69,152)             12,061             (12,317)
     Increase in accounts payable and accrued
       expenses                                                         6,088              55,361              21,033
     Increase in accrued interest on long-term debt                     5,711                 259               1,428
     Increase in accrued investment income                            (26,426)             (2,714)             (4,300)
     (Increase) decrease in reinsurance recoverable                   (12,122)             (9,518)              3,733
     Increase in prepaid reinsurance premiums                        (336,981)           (585,038)           (793,851)
     Net realized investment (gains) losses                            39,495             (10,818)            (28,645)
     Depreciation and amortization expense                              2,567               3,174               3,630
     Policy acquisition costs deferred                               (187,214)           (184,993)           (174,374)
     Amortization of deferred policy acquisition
       costs                                                           98,049             105,639             116,495
     Increase in accrual for postretirement benefits                      769                 675                 557
     Other, net                                                        51,980              (7,053)             43,538
                                                            ----------------- ------------------- -------------------
Net cash provided by operating activities                             248,765             314,558             259,545

INVESTING ACTIVITIES
Securities available-for-sale:
   Sales:
     Fixed maturities                                               2,300,734           5,015,989           2,279,598
     Equity securities                                                  2,053               2,251                 648
   Maturities--fixed maturities                                       193,664             274,463             410,632
   Purchases:
     Fixed maturities                                              (2,816,711)         (5,670,994)         (2,919,145)
     Equity securities                                                      -              (2,089)             (2,561)
Sale, maturity or repayment of investments:
   Mortgage loans on real estate                                       47,851              51,235              38,756
   Investment real estate                                               1,109                   -                   -
   Other long-term investments                                         70,790              10,678               2,002


--------------------------------------------------------------------------------
FirstLine                              75

           Security Life of Denver Insurance Company and Subsidiaries

                             (Dollars in Thousands)



                                                                             YEAR ENDED DECEMBER 31
                                                                  1999               1998                1997
                                                            ----------------- ------------------- -------------------
Investing activities (continued)
Purchase or issuance of investments:
   Mortgage loans on real estate                                    $(271,686)          $(259,945)          $(163,528)
   Investment real estate                                                   -                 (13)                (35)
   Policy loans, net                                                  (35,963)            (50,218)            (80,094)
   Other long-term investments                                        (88,661)            (14,042)             (5,248)
   Short-term investments, net                                       (186,174)             55,115             (48,447)
Additions to property and equipment                                    (1,247)             (1,418)             (2,687)
Disposals of property and equipment                                       147                  68                 145
                                                            ----------------- ------------------- -------------------
Net cash used by investing activities                                (784,094)           (588,920)           (489,964)

Financing activities
(Decrease) increase in indebtedness to related parties                 (8,406)             29,156               5,217
Cash contributions from parent                                         30,000                   -              13,000
Receipts from interest-sensitive products
   credited to policyholder account balances                          829,493             505,728             555,223
Return of policyholder account balances on
   interest-sensitive policies                                       (298,772)           (251,177)           (334,543)
                                                            ----------------- ------------------- -------------------
Net cash provided by financing activities                             552,315             283,707             238,897
                                                            ----------------- ------------------- -------------------

Net increase in cash                                                   16,986               9,345               8,478
Cash at beginning of year                                              31,644              22,299              13,821
                                                            ----------------- ------------------- -------------------
Cash at end of year                                                 $  48,630           $  31,644           $  22,299
                                                            ================= =================== ===================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                              76

           Security Life of Denver Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York (First ING); First Secured Mortgage Deposit Corporation; Tailored Investment Notes Trust 1999-1 (Trust); and ING America Equities, Inc.

NATURE OF OPERATIONS

Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on three markets, the advanced market, reinsurance to other insurers, and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest-sensitive life, universal life and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services. In the investment products market, the Company offers guaranteed investment contracts, funding agreements and Trust notes to institutional buyers.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
FirstLine                              77

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

During 1998, the Company adopted FASB Statement No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which standardizes the disclosure requirements for pension and other postretirement benefits. This Statement is effective for years beginning after December 15, 1997, with the restatement of disclosures for prior periods provided for comparative purposes, unless prior period information is not readily available.

During 1998, the Company adopted FASB Statement No. 130, Reporting Comprehensive Income, which requires an entity to divide comprehensive income into net income and other comprehensive income in the period recognized. This Statement is effective for fiscal years beginning after December 15, 1997, with the restatement of prior period disclosures for comparative purposes. As a result of implementing this Statement, the Company has classified items of other comprehensive income by their nature in the statements of comprehensive income and the accumulated balance of other comprehensive income in the equity section of the balance sheet. This Statement affects the presentation of the financial statements, with no effect on the valuation of total stockholder's equity.

During 1999, the Company adopted Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments. This Statement is effective for fiscal years beginning after December 31, 1998 and requires a liability to be recognized for the future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and premiums written in each state. The Statement also requires that when it is probable a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges, an asset be recognized at the time the liability is recorded. Additional disclosures are also required, including the amount of the liability, the amount of the related asset for premium tax offsets or policy surcharges, the periods over which the assessments are expected to be paid, and the period over which the recorded premium tax offsets or policy surcharges are expected to be realized. Prior period financial statements presented for comparative purposes are not restated. The adoption of this Statement had no effect on the valuation of total stockholder's equity.


--------------------------------------------------------------------------------
FirstLine                              78

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PENDING ACCOUNTING STANDARDS

During 1998, the FASB issued Statement No. 133, Accounting for Derivative Financial Instruments and Hedging Activities, which establishes a new model for accounting and reporting for derivatives and hedging activities. Statement 133 requires all derivatives to be recognized on the balance sheet and measured at fair value. Based on the type of hedging relationship (fair value, cash flow, or foreign currency), Statement 133 requires the recognition of offsetting changes in value or cash flows of both the derivative and the hedged item in earnings in the same period. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in Statement 133 are included in earnings in the period of change. During 1999, the FASB issued Statement 137 which delays the implementation of Statement 133 to years beginning after June 15, 2000. Upon the initial application of Statement 133, all derivatives are required to be recognized in the balance sheet as either assets or liabilities and measured at fair value. The Company plans to adopt this Statement during 2001, and the effect of implementation on the Company's financial statements has not yet been determined.

INVESTMENTS

Investments are presented on the following bases:

         The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase.

         The Company does not hold any securities classified as held-to-maturity or trading securities.

         Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, and deferred policy acquisition cost adjustments, reported net of tax as a component of other comprehensive income in stockholder's equity.



--------------------------------------------------------------------------------
FirstLine                              79

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

         Mortgage loans are carried at the unpaid balances less an allowance for credit losses. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances. Derivatives hedging fixed maturity assets are reported on the balance sheet at market value with fixed maturity securities. Derivatives hedging liabilities are reported on the balance sheet at amortized cost with other investments.

         Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

DEFERRED POLICY ACQUISITION COSTS

Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance, including reinsurance assumed, universal life insurance (including interest-sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business, have been deferred. Traditional life insurance acquisition costs are being amortized using assumptions consistent with those used in computing policy benefit reserves. The period of amortization is normally over the premium-paying period. In the case of policies with no first-year premium, the period of amortization includes the first year, in addition to the premium-paying period. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.

--------------------------------------------------------------------------------
FirstLine                              80

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to accumulated other comprehensive income in stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on Company and industry experience. These assumptions include provisions for adverse deviation and are modified as necessary to reflect anticipated trends. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 3% to 7.5%. Policy benefit claims are charged to expense in the year that the claims are incurred.

Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with revenue. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.

Benefit reserves for universal life-type policies (including fixed premium interest-sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 3.51% to 7.61% during 1999, 3.80% to 7.81% during 1998, and 4.60% to 7.81% during 1997.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess heaped expense loads over ultimate renewal expense loads on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.


--------------------------------------------------------------------------------
FirstLine                              81

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Impairment losses are recorded when indicators of impairment are present and the estimated undiscounted cash flows are less than the assets' carrying value. Depreciation for major classes of assets is calculated on a straight-line basis.

PARTICIPATING INSURANCE

The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $5,497,000 and $5,816,000 at December 31, 1999 and 1998, respectively. Participating business approximates
 .2% of the Company's ordinary life insurance in force and 1.5% of premium income. Earnings for participating insurance are based on the actual earnings of the participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is allocated based on the yield of the participating investment portfolio. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,424,000, $3,233,000, and $3,377,000 were incurred in 1999, 1998, and 1997, respectively.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

--------------------------------------------------------------------------------
FirstLine                              82

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $2,672,000, $10,121,000, and $10,110,000 for 1999, 1998, and 1997, respectively.

GUARANTY FUND ASSESSMENTS

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The guaranty fund assessment liability at December 31, 1999 and 1998 was $17,644,000 and $13,338,000, respectively. The assessment is expected to be paid over the next five or more years. The related premium tax credit offsets are $15,339,000 and $11,891,000 at December 31, 1999 and 1998, respectively. The premium tax credit offsets are expected to be realized over the next five years.

RECLASSIFICATIONS

Certain amounts in the 1997 financial statements have been reclassified to conform to the 1999 and 1998 presentation.











--------------------------------------------------------------------------------
FirstLine                              83

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS

The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1999 and 1998:


                                                                        DECEMBER 31, 1999
                                              ------------------------------------------------------------------------
                                                      Cost or            Gross              Gross
                                                      amortized         unrealized        unrealized           Fair
                                                        cost              gains             losses             value
                                              ----------------- ------------------ ----------------- -----------------
                                                                      (Dollars in thousands)


Available-for-sale:
   U.S. Treasury securities and obligations
       of U.S. government corporations and
       agencies                                      $   98,354            $    42          $  7,795        $   90,601
   States, municipalities and political
       subdivisions                                      21,412                  -             4,408            17,004
   Public utilities securities                          276,742                272            19,532           257,482
   Debt securities issued by foreign
       governments                                          452                  -                 -               452
   Corporate securities                               1,431,446              4,131            77,293         1,358,284
   Mortgage-backed securities                         1,075,807             24,064            56,493         1,043,378
   Other asset-backed securities                        745,231              7,626            33,635           719,222
   Redeemable preferred stocks                                -                  -                 -                 -
   Derivatives hedging fixed maturities
       (Note 3)                                              41                475                 -               516
                                              ----------------- ------------------ ----------------- -----------------
   Total fixed maturities                             3,649,485             36,610           199,156         3,486,939

   Preferred stocks (nonredeemable)                       2,651                329                24             2,956
   Common stocks                                          2,510              2,573                95             4,988
                                              ----------------- ------------------ ----------------- -----------------
   Total equity securities                                5,161              2,902               119             7,944
                                              ----------------- ------------------ ----------------- -----------------
Total                                                $3,654,646            $39,512          $199,275        $3,494,883
                                              ================= ================== ================= =================


--------------------------------------------------------------------------------
FirstLine                              84

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)


                                                                        DECEMBER 31, 1998
                                              ---------------------------------------------------------------------
                                                   Cost or            Gross              Gross
                                                  amortized         unrealized        unrealized           Fair
                                                    cost              gains             losses             value
                                              ----------------- ------------------ ----------------- -----------------
                                                                      (Dollars in thousands)


Available-for-sale:
   U.S. Treasury securities and obligations
       of U.S. government corporations and
       agencies                                      $  166,611           $  3,829           $   589        $  169,851
   States, municipalities and political
       subdivisions                                      23,368                959             1,803            22,524
   Public utilities securities                          172,968              4,885               904           176,949
   Debt securities issued by foreign
       governments                                          952                  -                 -               952
   Corporate securities                               1,251,462             46,292            23,512         1,274,242
   Mortgage-backed securities                         1,132,058             75,159             6,922         1,200,295
   Other asset-backed securities                        635,539             19,968             3,578           651,929
   Redeemable preferred stocks                              312                 42                 -               354
   Derivatives hedging fixed maturities
       (Note 3)                                             312              6,434               312             6,434
                                              ----------------- ------------------ ----------------- -----------------
   Total fixed maturities                             3,383,582            157,568            37,620         3,503,530

   Preferred stocks (nonredeemable)                       4,251                  6                52             4,205
   Common stocks                                          2,510              1,780                95             4,195
                                              ----------------- ------------------ ----------------- -----------------
   Total equity securities                                6,761              1,786               147             8,400
                                              ----------------- ------------------ ----------------- -----------------
Total                                                $3,390,343           $159,354           $37,767        $3,511,930
                                              ================= ================== ================= =================







--------------------------------------------------------------------------------
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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of investments in fixed maturities at December 31, 1999, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                               AMORTIZED
                                                  COST              FAIR VALUE
                                            --------------- --------------------

Available for sale:
   Due in one year or less                    $       9,637        $       9,174
   Due after one year through five years            247,473              245,401
   Due after five years through ten years           749,169              716,715
   Due after ten years                              822,127              752,532
                                            --------------- --------------------
                                                  1,828,406            1,723,822

Mortgage-backed securities                        1,075,807            1,043,379
Other asset-backed securities                       745,231              719,222
Derivatives                                              41                  516
                                            --------------- --------------------
Total available-for-sale                         $3,649,485           $3,486,939
                                            =============== ====================

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1999, 1998 and 1997 are summarized as follows (in thousands):


                                                                      DECEMBER 31, 1999
                                                 --------------------------------------------------------------
                                                            Fixed                Equity               Total
                                                 -------------------- -------------------- --------------------

Gross unrealized gains                                      $  36,610               $2,902            $  39,512
Gross unrealized (losses)                                    (199,156)                (119)            (199,275)
                                                 -------------------- -------------------- --------------------
Net unrealized gains (losses)                                (162,546)               2,783             (159,763)
Deferred income tax                                            56,891                 (974)              55,917
                                                 -------------------- -------------------- --------------------
Net unrealized gains (losses) after taxes                    (105,655)               1,809             (103,846)
Less:
   Balance at beginning of year                                77,966                1,065               79,031
                                                 -------------------- -------------------- --------------------
Change in net unrealized gains
   (losses)                                                 $(183,621)              $  744            $(182,877)
                                                 ==================== ==================== ====================


--------------------------------------------------------------------------------
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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



2. INVESTMENTS (CONTINUED)



                                                     DECEMBER 31, 1998
                                       ----------------------------------------
                                          Fixed          Equity         Total
                                       ---------- -------------- --------------

Gross unrealized gains                   $157,568         $1,786       $159,354
Gross unrealized (losses)                 (37,620)          (147)       (37,767)
                                       ---------- -------------- --------------
Net unrealized gains                      119,948          1,639        121,587
Deferred income tax                       (41,982)          (574)       (42,556)
                                       ---------- -------------- --------------
Net unrealized gains after taxes           77,966          1,065         79,031
Less:
   Balance at beginning of year            94,470            822         95,292
                                       ---------- -------------- --------------
Change in net unrealized gains
   (losses)                             $ (16,504)       $   243      $ (16,261)
                                       ========== ============== ==============


                                                     DECEMBER 31, 1997
                                       ----------------------------------------
                                         Fixed           Equity        Total
                                       ---------- -------------- --------------

Gross unrealized gains                   $161,625         $1,513       $163,138
Gross unrealized (losses)                 (16,282)          (248)       (16,530)
                                       ---------- -------------- --------------
Net unrealized gains                      145,343          1,265        146,608
Deferred income tax                       (50,873)          (443)       (51,316)
                                       ---------- -------------- --------------
Net unrealized gains after taxes           94,470            822         95,292
Less:
   Balance at beginning of year            71,237            289         71,526
                                       ---------- -------------- --------------
Change in net unrealized gains
   (losses)                              $ 23,233        $   533      $  23,766
                                       ========== ============== ==============


As part of its overall investment management strategy, the Company has entered into agreements to purchase $140,600,000 in mortgage loans as of December 31, 1999. These agreements were settled during 2000. The Company had no agreements to sell securities at December 31, 1999.


--------------------------------------------------------------------------------
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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



2. INVESTMENTS (CONTINUED)

Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):


                                         1999           1998            1997
                                   ------------ -------------- ---------------
Fixed maturities                       $288,694       $278,227        $259,936
Mortgage loans on real estate            66,687         47,567          40,908
Policy loans                             60,284         58,016          56,087
Other investments                         2,068          2,911           3,159
                                   ------------ -------------- ---------------
                                        417,733        386,721         360,090
Investment expenses                     (23,566)       (24,725)        (19,192)
                                   ------------ -------------- ---------------
Net investment income                  $394,167       $361,996        $340,898
                                   ============ ============== ===============

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):


                                         1999           1998            1997
                                   ------------ -------------- ---------------
Fixed maturities                       $(41,679)      $  9,691         $27,717
Equity securities                           142            168             (57)
Real estate and other                     2,042            959             985
                                   ------------ -------------- ---------------
Net realized gains (losses) on
   investments                         $(39,495)       $10,818         $28,645
                                   ============ ============== ===============

During 1999, 1998 and 1997, fixed maturities and marketable equity securities available-for-sale were sold with fair values at the date of sale of $2,300,481,000, $5,018,240,000 and $2,281,886,000, respectively. Gross gains of
$20,117,000, $44,314,000 and $41,017,000 and gross losses of $61,654,000,
$34,455,000 and $13,357,000 were realized on those sales in 1999, 1998 and 1997, respectively.

At December 31, 1999 and 1998, bonds with an amortized cost of $28,755,000 and $29,081,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.



--------------------------------------------------------------------------------
FirstLine                              88

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.

Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.


--------------------------------------------------------------------------------
FirstLine                              89

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The table below summarizes the Company's interest rate contracts at December 31, 1999 and 1998 (in thousands):


                                                      DECEMBER 31, 1999
                                 ----------------------------------------------
                                 Notional    Amortized       Fair      Balance
                                  amount       cost         value       sheet
                                 ---------- ----------  ----------- -----------


Interest rate contracts:
   Swaps                         $1,340,582    $  (125)     $19,014     $   311
   Swaps--affiliates              1,034,535        125      (18,869)        125
                                 ---------- ----------  ----------- -----------
Total swaps                       2,375,117          -          145         436

   Caps owned                        50,525         80           17          40
   Caps owned--affiliates            20,525        (39)         (17)        (40)
                                 ---------- ----------  ----------- -----------
Total caps owned                     71,050         41            -           -

   Floors owned                      90,500        252          172         332
   Floors owned--affiliates               -          -            -           -
                                 ---------- ----------  ----------- -----------
Total floors owned                   90,500        252          172         332

   Options owned                    302,000      4,000        7,118       4,000
   Options owned--affiliates        277,000     (3,210)      (6,198)     (3,210)
                                 ---------- ----------  ----------- -----------
Total options owned                 579,000        790          920         790
                                 ---------- ----------  ----------- -----------

   Forwards owned                   152,300          -           37           -
   Forwards owned--affiliates       144,300          -          (32)          -
                                 ---------- ----------  ----------- -----------
Total forwards owned                296,600          -            5           -
                                 ---------- ----------  ----------- -----------

Total derivatives                $3,412,267     $1,083     $  1,242      $1,558
                                 ========== ==========  =========== ===========



--------------------------------------------------------------------------------
FirstLine                              90

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)


                                                DECEMBER 31, 1998
                                  ---------------------------------------------
                                    Notional   Amortized      Fair      Balance
                                     amount      cost        value       sheet
                                  ------------ ---------  ---------- ----------


Interest rate contracts:
   Swaps                           $   767,873   $  (155)    $(2,952)   $(2,952)
   Swaps--affiliates                   734,176       155       5,440      5,440
                                  ------------ ---------  ---------- ----------
Total swaps                          1,502,049         -       2,488      2,488

   Caps owned                          560,000       312          11         11
   Caps owned--affiliates                    -         -           -          -
                                  ------------ ---------  ---------- ----------
Total caps owned                       560,000       312          11         11

   Floors owned                        422,485       (72)      3,768      3,768
   Floors owned--affiliates              8,485        72         167        167
                                  ------------ ---------  ---------- ----------
Total floors owned                     430,970         -       3,935      3,935

   Options owned                       418,300     5,268       2,664      2,664
   Options owned--affiliates           418,300    (5,268)     (2,664)    (2,664)
                                  ------------ ---------  ---------- ----------
Total options owned                    836,600         -           -          -
                                  ------------ ---------  ---------- ----------

   Forwards owned                            -         -           -          -
   Forwards owned--affiliates                -         -           -          -
                                  ------------ ---------  ---------- ----------
Total forwards owned                         -         -           -          -
                                  ------------ ---------  ---------- ----------

Total derivatives                   $3,329,619   $   312     $ 6,434    $ 6,434
                                  ============ =========  ========== ==========

4. CONCENTRATIONS OF CREDIT RISK

At December 31, 1999, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $319,122,000. These holdings amounted to 9.1% of the Company's investments in fixed maturity securities and 2.8% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1999, the Company's mortgages involved a concentration of properties located in Florida (15.2%), Texas (9.9%), and Georgia (6.2%). The remaining mortgages relate to properties located in 36 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $24,076,000.


--------------------------------------------------------------------------------
FirstLine                              91

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS

PENSION PLANS AND POSTRETIREMENT BENEFITS

The Company has a qualified noncontributory defined benefit retirement plan covering substantially all employees. In addition, the Company maintains a non-qualified unfunded Supplemental Employees' Retirement Plan (SERP). In addition to providing pension plans, the Company provides certain health care and life insurance benefits for retired employees.

The funded status and the amounts recognized in the balance sheets for the defined benefit plans and other postretirement benefit plans are as follows (in thousands):


                                                                         DECEMBER 31
                                                       1999                                             1998
                                      ------------------------------------------      ------------------------------------------
                                        Qualified                     Post-             Qualified                     Post-
                                          plan          SERP        retirement            plan          SERP        retirement
                                      ------------- ------------- --------------      -------------  -----------  --------------

Projected benefit obligation               $(36,352)     $(11,803)      $ (6,256)          $(38,685)     $(8,320)       $ (8,949)
Less plan assets at fair value               50,495             -              -             47,230            -               -
                                      ------------- ------------- --------------      -------------  -----------  --------------
Plan assets in excess (deficient)
   of projected benefit obligation         $ 14,143      $(11,803)      $ (6,256)          $  8,545      $(8,320)       $ (8,949)
                                      ============= ============= ==============      =============  ===========  ==============

Net asset (liability)                      $  1,200      $ (6,501)      $(12,813)          $  1,240      $(4,918)       $(12,044)
                                      ============= ============= ==============      =============  ===========  ==============

As of December 31, 1999 and 1998, the Company recognized an additional minimum net liability on the SERP of $2,200,000 and $1,482,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability. Prior to 1998, the change in the additional minimum net liability was reported in net income. Beginning in 1998, the change in the additional minimum net liability is recorded net of tax as a component of other comprehensive income directly in stockholder's equity.

--------------------------------------------------------------------------------
FirstLine                              92

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

The net periodic pension cost, employer contributions, plan participant contributions, and benefits paid for the defined benefit plans are as follows (in thousands):


                                     1999                              1998                              1997
                         -------------------------------- --------------------------------- ---------------------------------
                         Qualified              Post-       Qualified              Post-       Qualified              Post-
                            plan      SERP    retirement       plan      SERP    retirement       plan      SERP   retirement
                         ---------- -------- ------------ ------------ -------- ----------- ------------- -------- -----------

Net periodic pension
   expense                   $   40   $1,971       $1,236         $ 82   $1,109         $893         $607   $1,502        $755
Employer contributions            -      387          467            -      325          218            -      317         198
Plan participants'
   contributions                  -        -           94            -        -           77            -        -          71
Benefits paid                 1,238      387          561          890      325          296          811      317         268

Assumptions used in accounting for the defined benefit plans as of December 31, 1999, 1998, and 1997 were as follows:


                                                1999        1998        1997
                                               -------- ----------- ------------
Weighted-average discount rate                  8.00%      6.75%       7.25%
Rate of increase in compensation level          5.00%      4.00%       4.25%
Expected long-term rate of return on assets     9.25%      9.50%       9.50%

Plan assets of the defined benefit plans at December 31, 1999 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans, money market funds and common stock. Certain of the Qualified Plan's investments are held in the ING-NA Master Trust, which was established in 1998 for the investment of assets of the Plan and several other ING-NA-sponsored retirement plans.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 9.5% graded to 5.5% over eight years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1999 by $1,217,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1999 by $235,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1999 by $(981,000)

--------------------------------------------------------------------------------
FirstLine                              93

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1999 by $(185,000).

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 8.00% at December 31, 1999, 6.75% at December 31, 1998 and 7.50% at December 31, 1997.

Effective January 1, 2000, the Postretirement Benefit Plan was amended, causing the Company's current year projected benefit obligation to decrease.

401(K) PLAN

The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution plan which is available to substantially all home office employees. Participants may make contributions to the plan through salary reductions up to a maximum of $10,000 for both 1999 and 1998, and $9,500 for 1997. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,423,000 for 1999, $1,343,000 for 1998, and $1,211,000 for 1997.

Plan assets of the Savings Plan at December 31, 1999 are invested in a group deposit administration contract (the Contract) with the Company, various stock funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $28.7 million and $27.8 million at December 31, 1999 and 1998, respectively. Effective January 1, 2000, the Plan was merged into the ING Savings Plan, a defined contribution plan sponsored by the Company's parent.

6. SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders, and are excluded from the amounts reported in the consolidated statements of income except for benefits paid in excess of policyholder account values and fees charged for surrender, administration services and mortality risk.


--------------------------------------------------------------------------------
FirstLine                              94

           Security Life of Denver Insurance Company and Subsidiaries

7. LEASES

In 1997, the Company terminated a significant operating lease agreement relating to electronic data processing equipment due to outsourcing of computer operations. The Company incurred $4,819,000 in lease expense in 1997 related to that agreement prior to termination. The Company does not have any other significant lease obligations. Total rental expense for all equipment leases was approximately $0 for the years ended December 31, 1999 and 1998, and $4,993,000 for the year ended December 31, 1997.

8. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1999, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $3,000,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk. The use of reinsurance pools with more than 30 retrocessionaires from 10 different countries also minimizes the Company's exposure to significant losses from retrocessionaire insolvencies.

The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. As of December 31, 1999, $3.3 billion of an affiliate's invested assets were held in trust pursuant to these agreements.



--------------------------------------------------------------------------------
FirstLine                              95

           Security Life of Denver Insurance Company and Subsidiaries

8. REINSURANCE (CONTINUED)

These GIC transactions are summarized as follows (in thousands):


                                                                    1999                           1998
                                                       ------------------------------ -------------------------------
                                                                           Policy                           Policy
                                                          Deposits       liabilities      Deposits       liabilities
                                                      ---------------- --------------- --------------- ----------------

Direct (nonaffiliated)                                      $1,805,434      $3,787,729      $2,773,952       $3,112,460
Assumed from affiliate:
   Life Insurance Company of Georgia                                 -          97,490               -           97,552
                                                      ---------------- --------------- --------------- ----------------
                                                             1,805,434       3,885,219       2,773,952        3,210,012
Ceded to affiliates:
   Columbine Life Insurance Company                           (129,768)              -      (2,547,743)      (2,696,409)
   Life Insurance Company of Georgia                          (683,100)       (663,325)       (225,083)        (512,477)
   First Columbine Life Insurance Company                     (650,300)     (2,888,079)         (1,126)          (1,126)
                                                      ---------------- --------------- --------------- ----------------
Net                                                         $  342,266      $  333,815      $        -       $        -
                                                      ================ =============== =============== ================

Ceded GIC policy liabilities totaling $3,551 and $3,210 million as of December 31, 1999 and 1998, respectively, are classified as part of prepaid reinsurance premiums.

During 1999 and 1998, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "financial reinsurance," represent financial arrangements and, in accordance with U.S. GAAP, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers. Financial reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from reinsurers. During 1998, the Company entered into a new financial reinsurance contract with an affiliated company.

9. INCOME TAXES

The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax payable or receivable that the member would have had for the period had it filed a separate return.


--------------------------------------------------------------------------------
FirstLine                              96

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):


                                                          DECEMBER 31
                                                     1999            1998
                                                ------------- ---------------

Deferred tax liabilities:
   Deferred policy acquisition costs                $(344,540)      $(272,970)
   Unrealized gains/losses                                  -         (42,556)
                                                ------------- ---------------
Total deferred tax liabilities                       (344,540)       (315,526)

Deferred tax assets:
   Benefit reserves and surplus relief                 90,895         102,177
   Tax-basis deferred policy acquisition costs         90,508          83,836
   Investment income                                   22,201          13,712
   Unrealized gains                                    55,917               -
   Nonqualified deferred compensation                  14,181          14,667
   Postretirement employee benefits                     2,542           2,501
   Separate accounts                                   26,961          18,775
   Other, net                                          22,656          19,796
                                                ------------- ---------------
Total deferred tax assets                             325,861         255,464
                                                ------------- ---------------
Net deferred tax liabilities                        $ (18,679)      $ (60,062)
                                                ============= ===============

The components of federal income tax expense consist of the following (in thousands):


                                                 DECEMBER 31
                                     1999             1998             1997
                                 -------------- --------------- ---------------

Current                                 $ 9,399         $24,111         $37,542
Deferred                                 16,934           9,955           9,477
                                 -------------- --------------- ---------------
Federal income tax expense              $26,333         $34,066         $47,019
                                 ============== =============== ===============

The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

--------------------------------------------------------------------------------
FirstLine                              97

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

The Company had net income tax payments of $28,723,000 during 1999, $18,283,000 during 1998, and $55,468,000 during 1997 for current income tax payments and settlements of prior year returns.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the stockholder exceed amounts in the Stockholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.

10. LONG-TERM DEBT

Long-term indebtedness to related parties for $100,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1999. This subordinated note bears interest at a variable rate equal to the prevailing rate for 10-year U.S. Treasury Bonds plus 1/4% adjusted annually.

The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.

The principal and interest is scheduled to be repaid in five annual installments beginning April 15, 2000 and continuing through April 15, 2004, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1999, the Company accrued interest of $11,098,000. Upon receiving approval from the Commissioner of Insurance of the State of Colorado, the Company made a $5,128,000 payment for accrued interest during 1998. The Company recognized interest expense of $5,711,000, $5,387,000, and $5,096,000 for the years ended December 31, 1999, 1998, and 1997, respectively.


--------------------------------------------------------------------------------
FirstLine                              98

           Security Life of Denver Insurance Company and Subsidiaries

10. LONG-TERM DEBT (CONTINUED)

Future minimum payments, assuming a current effective interest rate of 6.65%, are as follows (in thousands):


                                                TOTAL
YEAR                                           PAYMENTS
----------------------------------------- ------------------

2000                                               $  26,838
2001                                                  26,838
2002                                                  26,838
2003                                                  26,838
2004                                                  26,838
                                          ------------------
Total                                                134,190
Less imputed interest                                (34,190)
                                          ------------------
Principal outstanding                               $100,000
                                          ==================

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Security Life and its insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, and from company to company within the state, and may change in the future.

During 1998, the NAIC completed the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that Security Life uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. Accordingly, before Codification becomes effective for Security Life, the State of Colorado must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is anticipated that the State of Colorado will adopt Codification.


--------------------------------------------------------------------------------
FirstLine                              99

           Security Life of Denver Insurance Company and Subsidiaries

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.

The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1999, the Company exceeded all minimum RBC requirements.

Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $434,983,000 and $386,607,000 at December 31, 1999 and
1998, respectively. Combined net income, determined in accordance with SAP, was $18,635,000, $11,712,000, and $22,261,000 for the years ended December 31, 1999,
1998, and 1997, respectively.

Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1999. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.





--------------------------------------------------------------------------------
FirstLine                             100

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.


















--------------------------------------------------------------------------------
FirstLine                             101

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998 are summarized below (in thousands):


                                                                          DECEMBER 31
                                                          1999                                    1998
                                           ---------------------------------- --- ------------------------------------
                                                  Carrying                               Carrying
                                                  amount          Fair value             amount          Fair value
                                          -----------------------------------    ------------------------------------
ASSETS
Fixed maturities (Note 2)                        $3,486,939        $3,486,939           $3,503,530         $3,503,530
Equity securities (Note 2)                            7,944             7,944                8,400              8,400
Mortgage loans                                    1,006,443           975,436              784,108            832,629
Policy loans                                        961,586           961,586              925,623            925,623
Short-term investments                              186,917           186,917                  747                747
Cash                                                 48,630            48,630               31,644             31,644
Indebtedness from
   related parties                                   33,220            33,220                4,339              4,339
Separate account assets                             644,975           644,975              423,474            423,474

LIABILITIES
Supplemental contracts
   without life contingencies                         3,778             3,778                3,966              3,966
Other policyholder funds left
   on deposit                                       431,706           431,706               98,638             98,638
Individual and group
   annuities, net of reinsurance                    149,089           152,824               87,096             86,007
Indebtedness to related
   parties                                           34,231            34,231               13,755             13,755
Long-term debt to related
   parties                                          100,000           100,000              100,000            100,000
Accrued interest on
   long-term debt to related
   parties                                           11,098            11,098                5,387              5,387
Separate account liabilities                        644,975           644,975              423,474            423,474



--------------------------------------------------------------------------------
FirstLine                             102

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values of all other financial instruments approximate their fair values.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

    FIXED MATURITIES AND EQUITY SECURITIES: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 4.2% and 22.9% over the total portfolio. The fair values of equity securities are based on quoted market prices.

    MORTGAGE LOANS: Estimated market values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.

    All residential loans are valued at their outstanding principal balances, which approximate their fair values.

    POLICY LOANS: The carrying amounts reported in the balance sheets for these financial instruments approximate their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.



--------------------------------------------------------------------------------
FirstLine                             103

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

    OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.

    OFF-BALANCE-SHEET INSTRUMENTS: The Company accepted additional deposits on existing synthetic guaranteed investment contracts in the amounts of $70,000,000 and $66,480,000 in 1999 and 1998, respectively, from trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such contracts had a value of $471,380,000 and $433,689,000 at December 31, 1999 and 1998, respectively.
    Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 90% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

    LETTERS OF CREDIT: The Company is the beneficiary of letters of credit totaling $198,726,000 which have a market value to the Company of $0 and two lines of credit totaling $307,902,000 which have a market value to the Company of $0 (see Note 14).

13. COMMITMENTS AND CONTINGENCIES

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.






--------------------------------------------------------------------------------
FirstLine                             104

           Security Life of Denver Insurance Company and Subsidiaries

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company has an accrued liability of $38,000,000 at December 31, 1999 related to certain potential litigation similar to that faced by other major life insurers. This litigation relates to sales practices of interest-sensitive policies. The Company is vigorously defending its position in these cases. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.

14. OTHER FINANCING ARRANGEMENTS

The Company has a $167,902,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $140,000,000, also to provide short-term liquidity, which expires July 31, 2000. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. The outstanding borrowings under these agreements were $16,200,000 and $0 at December 31, 1999 and 1998, respectively. The weighted-average balance outstanding of short-term debt was $13.1 million during 1999. The weighted-average interest rate paid on this debt during 1999 was 5.20% (see Note 12).

The Company is the beneficiary of letters of credit totaling $198,726,000 that were established in accordance with the terms of reinsurance agreements. Such letters of credit are unconditional and irrevocable, and provide for automatic renewal for the following year at December 31. The letters were unused during both 1999 and 1998.










--------------------------------------------------------------------------------
FirstLine                             105

                      [THIS PAGE INTENTIONALLY LEFT BLANK]












--------------------------------------------------------------------------------
FirstLine                             106

                                   Financial Statements

                                   Security Life Separate Account L1
                                   of Security Life of Denver
                                   Insurance Company


                                   Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors













--------------------------------------------------------------------------------
FirstLine                             107

                        Security Life Separate Account L1

                              Financial Statements


                  Years ended December 31, 1999, 1998 and 1997





                                    CONTENTS

Report of Independent Auditors ..............................................109

Audited Financial Statements

Statement of Net Assets .....................................................110
Statement of Operations .....................................................117
Statement of Changes in Net Assets ..........................................137
Notes to Financial Statements ...............................................157





--------------------------------------------------------------------------------
FirstLine                             108

                         Report of Independent Auditors

Policyholders
Security Life Separate Account L1 of
    Security Life of Denver Insurance Company

We have audited the accompanying statement of net assets of Security Life Separate Account L1 of Security Life of Denver Insurance Company (comprising, respectively, the Neuberger Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth and Partners Divisions) ("NB"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Divisions) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Divisions) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Equity Income, High Yield, Utilities and Small Company Growth Divisions) ("INVESCO"), the Van Eck Worldwide Trust (comprising the Worldwide Hard Assets, Worldwide Bond, Worldwide Emerging Markets and Worldwide Real Estate Divisions) ("Van Eck") and AIM Advisors, Inc. (comprising the Capital Appreciation and Government Securities Divisions) ("AIM")) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account L1 at December 31, 1999, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
April 7, 2000


--------------------------------------------------------------------------------
FirstLine                             109

                        Security Life Separate Account L1

                             Statement of Net Assets

                                December 31, 1999



                                   TOTAL
                                    ALL          TOTAL         TOTAL            TOTAL         TOTAL         TOTAL        TOTAL
                                 DIVISIONS        NB           ALGER          FIDELITY       INVESCO       VAN ECK        AIM
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
ASSETS
Investments in mutual funds at
   market value (Note C)          $520,874,988  $53,597,588  $109,451,239     $294,325,533   $44,538,862   $6,258,525   $12,703,241
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
Total assets                       520,874,988   53,597,588   109,451,239      294,325,533    44,538,862    6,258,525    12,703,241
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

LIABILITIES
Due to (from) Security Life of        (427,980)     (99,394)      (63,161)        (120,210)      (99,549)     (45,652)          (14)
   Denver
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
Total Liabilities                     (427,980)     (99,394)      (63,161)        (120,210)      (99,549)     (45,652)          (14)
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

Net assets                        $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ============= ============ =============  =============== ============= ============ =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)         $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

TOTAL POLICYHOLDER RESERVES       $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ============= ============ =============  =============== ============= ============ =============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             110

                        Security Life Separate Account L1

                                December 31, 1999





                                                                              NB
                                           --------------------------------------------------------------------------
                                                 Total              Limited
                                                   NB            Maturity Bond        Growth           Partners
                                           ------------------ ------------------- --------------- -------------------

ASSETS
Investments in mutual funds at
   market value (Note C)                          $53,597,588         $11,200,520     $13,066,321         $29,330,747
                                           ------------------ ------------------- --------------- -------------------
Total assets                                       53,597,588          11,200,520      13,066,321          29,330,747
                                           ------------------ ------------------- --------------- -------------------

LIABILITIES
Due to (from) Security Life of Denver                 (99,394)               (308)         (9,833)            (89,253)
                                           ------------------ ------------------- --------------- -------------------
Total Liabilities                                     (99,394)               (308)         (9,833)            (89,253)
                                           ------------------ ------------------- --------------- -------------------

Net assets                                        $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ================== =================== =============== ===================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                         $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ------------------ ------------------- --------------- -------------------

TOTAL POLICYHOLDER RESERVES                       $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ================== =================== =============== ===================

Number of divisional units outstanding
   (Note G)                                                           889,159.604     434,338.368       1,212,133.448
                                                              =================== =============== ===================

Value per divisional unit                                                  $12.60          $30.11              $24.27
                                                              =================== =============== ===================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             111

                        Security Life Separate Account L1

                                December 31, 1999





                                                                              ALGER
                                             --------------------------------------------------------------------------------------
                                                                   American         American                            American
                                                  Total             Small            MidCap         American           Leveraged
                                                  Alger         Capitalization       Growth          Growth             AllCap
                                             ---------------- ------------------ --------------- ---------------- -----------------

ASSETS
Investments in mutual funds at
   market value (Note C)                         $109,451,239        $27,748,150     $17,280,636      $41,361,603       $23,060,850
                                             ---------------- ------------------ --------------- ---------------- -----------------
Total assets                                      109,451,239         27,748,150      17,280,636       41,361,603        23,060,850
                                             ---------------- ------------------ --------------- ---------------- -----------------

LIABILITIES
Due to (from) Security Life of Denver                (63,161)           (31,605)         (6,851)         (21,895)           (2,810)
                                             ---------------- ------------------ --------------- ---------------- -----------------
Total Liabilities                                    (63,161)           (31,605)         (6,851)         (21,895)           (2,810)
                                             ---------------- ------------------ --------------- ---------------- -----------------

Net assets                                       $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ================ ================== =============== ================ =================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                        $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ---------------- ------------------ --------------- ---------------- -----------------

TOTAL POLICYHOLDER RESERVES                      $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ================ ================== =============== ================ =================

Number of divisional units outstanding
   (Note G)                                                        1,055,757.484     576,738.314    1,257,371.637       425,281.099
                                                              ================== =============== ================ =================

Value per divisional unit                                                 $26.31          $29.97           $32.91            $54.23
                                                              ================== =============== ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             112

                        Security Life Separate Account L1

                                December 31, 1999




                                                                        FIDELITY
                                     ---------------------------------------------------------------------------------------------
                                         Total         Asset                                            Money
                                       Fidelity       Manager          Growth         Overseas         Market        Index 500
                                     ---------------------------------------------------------------------------------------------

ASSETS
Investments in mutual funds at
   market value (Note C)              $294,325,533     $13,585,360     $58,152,709      $34,884,083    $34,799,038    $152,904,343
                                     ---------------------------------------------------------------------------------------------
Total assets                           294,325,533      13,585,360      58,152,709       34,884,083     34,799,038     152,904,343
                                     ---------------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver    (120,210)         (5,098)         (5,121)        (100,198)          1,630        (11,423)
                                     ---------------------------------------------------------------------------------------------
Total Liabilities                        (120,210)         (5,098)         (5,121)        (100,198)          1,630        (11,423)
                                     ---------------------------------------------------------------------------------------------

Net assets                            $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     =============================================================================================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)             $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     ---------------------------------------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES           $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     =============================================================================================

Number of divisional units outstanding
   (Note G)                                            722,717.906   1,676,236.646    1,716,617.627  2,763,648.297   4,772,484.597
                                                  ================================================================================

Value per divisional unit                                   $18.80          $34.70           $20.38         $12.59          $32.04
                                                  ================================================================================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             113

                        Security Life Separate Account L1

                                December 31, 1999





                                                                         INVESCO
                                       ---------------------------------------------------------------------------------------------
                                                                                                                           Small
                                            Total           Total         Equity                                          Company
                                           INVESCO         Return         Income       High Yield       Utilities         Growth
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

ASSETS
Investments in mutual funds at
   market value (Note C)                   $44,538,862     $10,386,525    $16,189,342     $9,419,547      $4,140,713      $4,402,735
                                       ---------------  -------------- -------------- -------------- ---------------  --------------
Total assets                                44,538,862      10,386,525     16,189,342      9,419,547       4,140,713       4,402,735
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

LIABILITIES
Due to (from) Security Life of Denver         (99,549)           (125)       (31,211)        (1,130)           (602)        (66,481)
                                       ---------------  -------------- -------------- -------------- ---------------  --------------
Total Liabilities                             (99,549)           (125)       (31,211)        (1,130)           (602)        (66,481)
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

Net assets                                 $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ===============  ============== ============== ============== ===============  ==============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                  $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

TOTAL POLICYHOLDER RESERVES                $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ===============  ============== ============== ============== ===============  ==============

Number of divisional units outstanding
   (Note G)                                                602,187.614    621,047.937    536,863.946     189,409.984     212,503.210
                                                        ============== ============== ============== ===============  ==============

Value per divisional unit                                       $17.25         $26.12         $17.55          $21.86          $21.03
                                                        ============== ============== ============== ===============  ==============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             114

                        Security Life Separate Account L1

                                December 31, 1999





                                                                            VAN ECK
                                            ---------------------------------------------------------------------------------
                                                                Worldwide                       Worldwide        Worldwide
                                                 Total            Hard          Worldwide        Emerging          Real
                                                Van Eck          Assets           Bond           Markets          Estate
                                            ---------------- --------------- ---------------  --------------  ---------------

ASSETS
Investments in mutual funds at
   market value (Note C)                          $6,258,525      $2,305,855        $335,746      $3,067,087         $549,837
                                            ---------------- --------------- ---------------  --------------  ---------------
Total assets                                       6,258,525       2,305,855         335,746       3,067,087          549,837
                                            ---------------- --------------- ---------------  --------------  ---------------

LIABILITIES
Due to (from) Security Life of Denver               (45,652)           (223)           1,543        (46,972)                -
                                            ---------------- --------------- ---------------  --------------  ---------------
Total Liabilities                                   (45,652)           (223)           1,543        (46,972)                -
                                            ---------------- --------------- ---------------  --------------  ---------------

Net assets                                        $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ================ =============== ===============  ==============  ===============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                         $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ---------------- --------------- ---------------  --------------  ---------------

TOTAL POLICYHOLDER RESERVES                       $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ================ =============== ===============  ==============  ===============

Number of divisional units outstanding
   (Note G)                                                      236,972.429      33,114.078     228,819.195       64,967.173
                                                             =============== ===============  ==============  ===============

Value per divisional unit                                              $9.73          $10.09          $13.61            $8.46
                                                             =============== ===============  ==============  ===============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             115

                        Security Life Separate Account L1

                                December 31, 1999





                                                         AIM
                                         ---------------------------------------
                                             Total      Capital       Government
                                              AIM     Appreciation    Securities
                                         ------------ ------------ -------------

ASSETS
Investments in mutual funds at
   market value (Note C)                  $12,703,241   $5,308,909    $7,394,332
                                         ------------ ------------ -------------
Total assets                               12,703,241    5,308,909     7,394,332
                                         ------------ ------------ -------------

LIABILITIES
Due to (from) Security Life of Denver            (14)         (13)           (1)
                                         ------------ ------------ -------------
Total Liabilities                                (14)         (13)           (1)
                                         ------------ ------------ -------------

Net assets                                $12,703,255   $5,308,922    $7,394,333
                                         ============ ============ =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                 $12,703,255   $5,308,922    $7,394,333
                                         ------------ ------------ -------------

TOTAL POLICYHOLDER RESERVES               $12,703,255   $5,308,922    $7,394,333
                                         ============ ============ =============

Number of divisional units outstanding
   (Note G)                                            323,846.032   715,905.149
                                                      ============ =============

Value per divisional unit                                   $16.39        $10.33
                                                      ============ =============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             116

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1999



                                         Total
                                          All          Total          Total         Total          Total         Total        Total
                                       Divisions        NB            Alger       Fidelity        INVESCO       Van Eck        AIM
                                     ------------- -------------  ------------- -------------  ------------- -----------------------

INVESTMENT INCOME
Dividends from mutual funds            $18,884,169    $2,123,919    $ 7,325,481   $ 7,908,482     $1,183,695 $   30,826      311,766
Less valuation period deductions
    (Note B)                             2,908,885       371,218        557,411     1,629,301        272,130     27,814       51,011
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------
Net investment income (loss)            15,975,284     1,752,701      6,768,070     6,279,181        911,565      3,012      260,755
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                         18,191,446       557,950      5,023,269    11,358,812      1,094,239     73,144       84,032
Net unrealized gains (losses) on
    investments                         55,998,041     3,797,732     17,500,945    30,152,442      2,135,798  1,374,192    1,036,932
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------
Net realized and unrealized gains
    (losses) on investments             74,189,487     4,355,682     22,524,214    41,511,254      3,230,037  1,447,336    1,120,964
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS          $90,164,771    $6,108,383    $29,292,284   $47,790,435     $4,141,602 $1,450,348   $1,381,719
                                     ============= =============  ============= =============  ============= ==========  ===========



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             117

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                              NB
                                                  ---------------------------------------------------------------------
                                                        Total            Limited
                                                         NB           Maturity Bond           Growth           Partners
                                                  ---------------------------------  ----------------  ----------------

INVESTMENT INCOME
Dividends from mutual funds                          $2,123,919            $911,596        $  453,085        $  759,238
Less valuation period deductions
    (Note B)                                            371,218             108,699            70,308           192,211
                                                  ---------------------------------  ----------------  ----------------
Net investment income (loss)                          1,752,701             802,897           382,777           567,027
                                                  ---------------------------------  ----------------  ----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                         557,950           (293,615)           318,964           532,601
Net unrealized gains (losses) on
    investments                                       3,797,732           (423,477)         3,714,218           506,991
                                                  ---------------------------------  ----------------  ----------------
Net realized and unrealized gains
    (losses) on investments                           4,355,682           (717,092)         4,033,182         1,039,592
                                                  ---------------------------------  ----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                        $6,108,383            $ 85,805        $4,415,959        $1,606,619
                                                  =================================  ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             118

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            ALGER
                                          -----------------------------------------------------------------------------------------
                                                               American           American                            American
                                               Total             Small             MidCap           American          Leveraged
                                               Alger        Capitalization         Growth            Growth            AllCap
                                          --------------- ------------------- ----------------  ----------------  -----------------

INVESTMENT INCOME
Dividends from mutual funds                   $ 7,325,481          $2,200,048       $1,636,538        $2,764,203         $  724,692
Less valuation period deductions
    (Note B)                                      557,411             141,734           88,955           233,373             93,349
                                          --------------- ------------------- ----------------  ----------------  -----------------
Net investment income (loss)                    6,768,070           2,058,314        1,547,583         2,530,830            631,343
                                          --------------- ------------------- ----------------  ----------------  -----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                 5,023,269              94,825          322,974         2,007,625          2,597,845
Net unrealized gains (losses) on
    investments                                17,500,945           5,993,398        2,015,333         4,584,649          4,907,565
                                          --------------- ------------------- ----------------  ----------------  -----------------
Net realized and unrealized gains
    (losses) on investments                    22,524,214           6,088,223        2,338,307         6,592,274          7,505,410
                                          --------------- ------------------- ----------------  ----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 $29,292,284          $8,146,537       $3,885,890        $9,123,104         $8,136,753
                                          =============== =================== ================  ================  =================



See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             119

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                        FIDELITY
                                     ---------------------------------------------------------------------------------------------
                                          Total           Asset                                          Money
                                        Fidelity         Manager        Growth          Overseas        Market        Index 500
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds              $ 7,908,482     $  798,528     $ 3,508,501      $  820,014      $1,277,704    $ 1,503,735
Less valuation period deductions
    (Note B)                               1,629,301         83,646         308,868         188,207         188,211        860,369
                                     ---------------  ------------- ---------------  -------------- --------------- --------------
Net investment income (loss)               6,279,181        714,882       3,199,633         631,807       1,089,493        643,366
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                           11,358,812        122,474       7,459,882         553,230               -      3,223,226
Net unrealized gains (losses) on
    investments                           30,152,442        316,538       3,509,953       8,740,414               -     17,585,537
                                     ---------------  ------------- ---------------  -------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments               41,511,254        439,012      10,969,835       9,293,644               -     20,808,763
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS            $47,790,435     $1,153,894     $14,169,468      $9,925,451      $1,089,493    $21,452,129
                                     ===============  ============= ===============  ============== =============== ==============



See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             120

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                                         INVESCO
                                     -----------------------------------------------------------------------------------------------
                                          Total           Total          Equity                                     Small Company
                                         INVESCO         Return          Income      High Yield      Utilities          Growth
                                     --------------- --------------- --------------- -------------  ------------- ------------------

INVESTMENT INCOME
Dividends from mutual funds               $1,183,695      $  276,071      $  252,055      $618,531       $ 37,038         $        -
Less valuation period deductions
    (Note B)                                 272,130          71,255          97,430        65,338         23,769             14,338
                                     --------------- --------------- --------------- -------------  ------------- ------------------
Net investment income (loss)                 911,565         204,816         154,625       553,193         13,269           (14,338)
                                     --------------- --------------- --------------- -------------  ------------- ------------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            1,094,239         286,623         506,767     (241,611)        304,911            237,549
Net unrealized gains (losses) on
    investments                            2,135,798       (923,083)         965,264       379,005        179,598          1,535,014
                                     --------------- --------------- --------------- -------------  ------------- ------------------
Net realized and unrealized gains
    (losses) on investments                3,230,037       (636,460)       1,472,031       137,394        484,509          1,772,563
                                     --------------- --------------- --------------- -------------  ------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             $4,141,602      $(431,644)      $1,626,656      $690,587       $497,778         $1,758,225
                                     =============== =============== =============== =============  ============= ==================



See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             121

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            VAN ECK
                                           ----------------------------------------------------------------------------------
                                                                                               Worldwide
                                                Total         Worldwide        Worldwide        Emerging        Worldwide
                                               Van Eck       Hard Assets         Bond           Markets        Real Estate
                                           --------------- ---------------  --------------- ---------------- ----------------

INVESTMENT INCOME
Dividends from mutual funds                     $   30,826        $ 16,585        $  12,446                -        $   1,795
Less valuation period deductions
    (Note B)                                        27,814          12,646            2,550           10,886            1,732
                                           --------------- ---------------  --------------- ---------------- ----------------
Net investment income (loss)                         3,012           3,939            9,896         (10,886)               63
                                           --------------- ---------------  --------------- ---------------- ----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                     73,144       (313,009)         (25,853)          410,384            1,622
Net unrealized gains (losses) on
    investments                                  1,374,192         592,123          (9,920)          809,962         (17,973)
                                           --------------- ---------------  --------------- ---------------- ----------------
Net realized and unrealized gains
    (losses) on investments                      1,447,336         279,114         (35,773)        1,220,346         (16,351)
                                           --------------- ---------------  --------------- ---------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $1,450,348        $283,053        $(25,877)       $1,209,460        $(16,288)
                                           =============== ===============  =============== ================ ================



See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             122

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                          AIM
                                        --------------------------------------

                                          Total       Capital      Government
                                           AIM     Appreciation    Securities
                                        ---------- ------------ --------------

INVESTMENT INCOME
Dividends from mutual funds             $  311,766   $  113,467      $ 198,299
Less valuation period deductions
    (Note B)                                51,011       19,289         31,722
                                        ---------- ------------ --------------
Net investment income (loss)               260,755       94,178        166,577
                                        ---------- ------------ --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             84,032       92,256        (8,224)
Net unrealized gains (losses) on
    investments                          1,036,932    1,257,369      (220,437)
                                        ---------- ------------ --------------
Net realized and unrealized gains
    (losses) on investments              1,120,964    1,349,625      (228,661)
                                        ---------- ------------ --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS           $1,381,719   $1,443,803      $(62,084)
                                        ========== ============ ==============


See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             123

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1998



                                        TOTAL
                                         ALL         TOTAL         TOTAL         TOTAL           TOTAL        TOTAL        TOTAL
                                      DIVISIONS        NB          ALGER        FIDELITY        INVESCO      VAN ECK        AIM
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

INVESTMENT INCOME
Dividends from mutual funds            $17,747,833   $4,273,690   $ 4,617,072    $ 6,943,854    $1,625,860     $ 189,620    $ 97,737
Less valuation period deductions
   (Note B)                              1,740,661      291,487       290,412        971,160       162,321        11,393      13,888
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------
Net investment income (loss)            16,007,172    3,982,203     4,326,660      5,972,694     1,463,539       178,227      83,849
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                           8,536,274      347,823     1,685,294      6,403,348       355,780      (260,570)      4,599
Net unrealized gains (losses) on
   investments                          18,766,977   (2,323,636)    5,825,800     15,230,082       248,681      (368,037)    154,087
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------
Net realized and unrealized gains
   (losses) on investments              27,303,251   (1,975,813)    7,511,094     21,633,430       604,461      (628,607)    158,686
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $43,310,423   $2,006,390   $11,837,754    $27,606,124    $2,068,000     $(450,380)   $242,535
                                    ============== ============ ============= ============== =============  ============ ===========



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             124

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                              NB
                                        --------------------------------------------------------------------------------
                                             Total          Limited                         Government
                                              NB           Maturity         Growth           Income         Partners
                                                             Bond
                                        --------------- --------------- ---------------  --------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                  $4,273,690        $409,268      $1,579,109         $136,565      $2,148,748
Less valuation period deductions
   (Note B)                                     291,487          87,183          52,660            3,213         148,431
                                        --------------- --------------- ---------------  --------------- ---------------
Net investment income (loss)                  3,982,203         322,085       1,526,449          133,352       2,000,317
                                        --------------- --------------- ---------------  --------------- ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                                  347,823          10,003        (264,148)         (53,894)        655,862
Net unrealized gains (losses) on
   investments                               (2,323,636)         59,369         (81,576)         (60,954)     (2,240,475)
                                        --------------- --------------- ---------------  --------------- ---------------
Net realized and unrealized gains
   (losses) on investments                   (1,975,813)         69,372        (345,724)        (114,848)     (1,584,613)
                                        --------------- --------------- ---------------  --------------- ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS          $2,006,390        $391,457      $1,180,725         $ 18,504      $  415,704
                                        =============== =============== ===============  =============== ===============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             125

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                           ALGER
                                        ------------------------------------------------------------------------------------
                                                             American          American                         American
                                             Total             Small            MidCap          American        Leveraged
                                             Alger        Capitalization        Growth           Growth          AllCap
                                        ---------------- -----------------  --------------- ---------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                  $ 4,617,072        $1,681,373       $  593,045       $2,196,712      $  145,942
Less valuation period deductions
   (Note B)                                      290,412            95,588           53,316          113,376          28,132
                                        ---------------- -----------------  --------------- ---------------- ---------------
Net investment income (loss)                   4,326,660         1,585,785          539,729        2,083,336         117,810
                                        ---------------- -----------------  --------------- ---------------- ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                                 1,685,294           186,963          316,932          915,872         265,527
Net unrealized gains (losses) on
   investments                                 5,825,800           166,990        1,022,340        3,099,428       1,537,042
                                        ---------------- -----------------  --------------- ---------------- ---------------
Net realized and unrealized gains
   (losses) on investments                     7,511,094           353,953        1,339,272        4,015,300       1,802,569
                                        ---------------- -----------------  --------------- ---------------- ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM                     $11,837,754        $1,939,738       $1,879,001       $6,098,636      $1,920,379
OPERATIONS
                                        ================ =================  =============== ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             126

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                        FIDELITY
                                    ---------------------------------------------------------------------------------------
                                        Total          Asset                                      Money
                                       Fidelity       Manager        Growth        Overseas       Market       Index 500
                                    -------------- -------------- ------------- -------------- ------------ ---------------

INVESTMENT INCOME
Dividends from mutual funds            $ 6,943,854     $  808,986    $2,663,618     $1,015,626     $830,137     $ 1,625,487
Less valuation period deductions
   (Note B)                                971,160         63,669       183,002        129,504      116,932         478,053
                                    -------------- -------------- ------------- -------------- ------------ ---------------
Net investment income (loss)             5,972,694        745,317     2,480,616        886,122      713,205       1,147,434
                                    -------------- -------------- ------------- -------------- ------------ ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                           6,403,348         20,247     1,534,000        298,379            -       4,550,722
Net unrealized gains (losses) on
   investments                          15,230,082        315,702     4,444,805        707,398            -       9,762,177
                                    -------------- -------------- ------------- -------------- ------------ ---------------
Net realized and unrealized gains
   (losses) on investments              21,633,430        335,949     5,978,805      1,005,777            -      14,312,899
                                    -------------- -------------- ------------- -------------- ------------ ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $27,606,124     $1,081,266    $8,459,421     $1,891,899     $713,205     $15,460,333
                                    ============== ============== ============= ============== ============ ===============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             127

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         INVESCO
                                   -------------------------------------------------------------------------------------------
                                        Total           Total         Equity                                   Small Company
                                       INVESCO          Return        Income      High Yield     Utilities         Growth
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

INVESTMENT INCOME
Dividends from mutual funds              $1,625,860       $312,534   $  514,174       $769,805      $ 29,058           $   289
Less valuation period deductions
   (Note B)                                 162,321         40,898       60,678         49,140        10,730               875
                                   ---------------- -------------- ------------ -------------- -------------  ----------------
Net investment income (loss)              1,463,539        271,636      453,496        720,665        18,328              (586)
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                              355,780        136,473      342,342       (151,382)       35,245            (6,898)
Net unrealized gains (losses) on
   investments                              248,681         73,689      359,519       (541,125)      282,500            74,098
                                   ---------------- -------------- ------------ -------------- -------------  ----------------
Net realized and unrealized gains
   (losses) on investments                  604,461        210,162      701,861       (692,507)      317,745            67,200
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS      $2,068,000       $481,798   $1,155,357       $ 28,158      $336,073           $66,614
                                   ================ ============== ============ ============== =============  ================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             128

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         VAN ECK
                                    ---------------------------------------------------------------------------------------------
                                                                        Worldwide                      Worldwide       Worldwide
                                          Total         Worldwide         Hard         Worldwide        Emerging        Real
                                         Van Eck         Balanced        Assets           Bond          Markets        Estate
                                    ----------------- -------------- --------------- --------------  -------------- -------------

INVESTMENT INCOME
Dividends from mutual funds                 $ 189,620        $45,674       $ 143,946         $    -        $      -       $     -
Less valuation period deductions
   (Note B)                                    11,393          1,050           8,170            212           1,736           225
                                    ----------------- -------------- --------------- --------------  -------------- -------------
Net investment income (loss)                  178,227         44,624         135,776           (212)         (1,736)         (225)
                                    ----------------- -------------- --------------- --------------  -------------- -------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                               (260,570)         4,682        (162,110)           130        (101,436)       (1,836)
Net unrealized gains (losses) on
   investments                               (368,037)       (23,403)       (395,698)         3,953          47,140           (29)
                                    ----------------- -------------- --------------- --------------  -------------- -------------
Net realized and unrealized gains
   (losses) on investments                   (628,607)       (18,721)       (557,808)         4,083         (54,296)       (1,865)
                                    ----------------- -------------- --------------- --------------  -------------- -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS         $(450,380)       $25,903       $(422,032)        $3,871        $(56,032)      $(2,090)
                                    ================= ============== =============== ==============  ============== =============



See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             129

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                           AIM
                                       -----------------------------------------
                                          Total         Capital       Government
                                           AIM       Appreciation     Securities
                                       ------------  -------------  ------------

INVESTMENT INCOME
Dividends from mutual funds            $  97,737       $  27,109       $  70,628
Less valuation period deductions
   (Note B)                               13,888           3,056          10,832
                                       ---------  --------------  --------------
Net investment income (loss)              83,849          24,053          59,796
                                       ---------  --------------  --------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                             4,599          (3,315)          7,914
Net unrealized gains (losses) on
   investments                           154,087         119,225          34,862
                                       ---------  --------------  --------------
Net realized and unrealized gains
   (losses) on investments               158,686         115,910          42,776
                                       ---------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $242,535        $139,963        $102,572
                                       =========  ==============  ==============


  See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             130

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1997



                                          Total
                                           All            Total         Total            Total           Total          Total
                                        Divisions          NB           Alger          Fidelity         INVESCO        Van Eck
                                      --------------  ------------- --------------  --------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds              $ 4,158,702     $  678,740     $  323,895       $2,094,346      $1,039,818        $21,903
Less valuation period deductions
    (Note B)                                 813,630        135,310        141,930          461,022          67,625          7,743
                                      --------------  ------------- --------------  --------------- --------------- --------------
Net investment income (loss)               3,345,072        543,430        181,965        1,633,324         972,193         14,160
                                      --------------  ------------- --------------  --------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            3,199,375        406,286        894,818        1,320,426         523,956         53,889
Net unrealized gains (losses) on
    investments                           10,643,150      2,273,595      1,647,989        6,476,412         298,662        (53,508)
                                      --------------  ------------- --------------  --------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments               13,842,525      2,679,881      2,542,807        7,796,838         822,618            381
                                      --------------  ------------- --------------  --------------- --------------- --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS     $17,187,597     $3,223,311     $2,724,772       $9,430,162      $1,794,811        $14,541
                                      ==============  ============= ==============  =============== =============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             131

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                              NB
                                          ------------------------------------------------------------------------------------
                                               Total            Limited                          Government
                                                NB           Maturity Bond        Growth           Income         Partners
                                          --------------- ------------------- --------------  ---------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                    $  678,740            $156,667       $183,497          $ 72,086      $  266,490
Less valuation period deductions
    (Note B)                                      135,310              33,725         24,959            10,366          66,260
                                          --------------- ------------------- --------------  ---------------- ---------------
Net investment income (loss)                      543,430             122,942        158,538            61,720         200,230
                                          --------------- ------------------- --------------  ---------------- ---------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   406,286             (20,056)        14,997            25,762         385,583
Net unrealized gains (losses) on
    investments                                 2,273,595             159,151        533,906            26,882       1,553,656
                                          --------------- ------------------- --------------  ---------------- ---------------
Net realized and unrealized gains
    (losses) on investments                     2,679,881             139,095        548,903            52,644       1,939,239
                                          --------------- ------------------- --------------  ---------------- ---------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $3,223,311            $262,037       $707,441          $114,364      $2,139,469
                                          =============== =================== ==============  ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             132

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                            ALGER
                                           -----------------------------------------------------------------------------------
                                                               American         American                         American
                                               Total            Small            MidCap         American         Leveraged
                                               Alger        Capitalization       Growth          Growth           AllCap
                                           -------------- ------------------ -------------- ---------------- -----------------

INVESTMENT INCOME
Dividends from mutual funds                    $  323,895           $218,789       $ 55,945       $   49,161          $      -
Less valuation period deductions
    (Note B)                                      141,930             51,004         28,138           48,785            14,003
                                           -------------- ------------------ -------------- ---------------- -----------------
Net investment income (loss)                      181,965            167,785         27,807              376           (14,003)
                                           -------------- ------------------ -------------- ---------------- -----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   894,818            114,651        228,363          237,727           314,077
Net unrealized gains (losses) on
    investments                                 1,647,989            483,518        246,489          970,056           (52,074)
                                           -------------- ------------------ -------------- ---------------- -----------------
Net realized and unrealized gains
    (losses) on investments                     2,542,807            598,169        474,852        1,207,783           262,003
                                           -------------- ------------------ -------------- ---------------- -----------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $2,724,772           $765,954       $502,659       $1,208,159          $248,000
                                           ============== ================== ============== ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             133

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                        FIDELITY
                                     -------------------------------------------------------------------------------------
                                         Total         Asset                                       Money
                                       Fidelity       Manager        Growth       Overseas        Market       Index 500
                                     ------------- -------------  ------------- -------------  ------------- -------------

INVESTMENT INCOME
Dividends from mutual funds             $2,094,346      $204,696     $  274,868      $451,874       $764,538    $  398,370
Less valuation period deductions
    (Note B)                               461,022        27,097         91,298        60,714        107,253       174,660
                                     ------------- -------------  ------------- -------------  ------------- -------------
Net investment income (loss)             1,633,324       177,599        183,570       391,160        657,285       223,710
                                     ------------- -------------  ------------- -------------  ------------- -------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                          1,320,426        33,000        662,436       332,544              -       292,446
Net unrealized gains (losses) on
    investments                          6,476,412       350,408      1,347,793      (305,456)             -     5,083,667
                                     ------------- -------------  ------------- -------------  ------------- -------------
Net realized and unrealized gains
    (losses) on investments              7,796,838       383,408      2,010,229        27,088              -     5,376,113
                                     ------------- -------------  ------------- -------------  ------------- -------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $9,430,162      $561,007     $2,193,799      $418,248       $657,285    $5,599,823
                                     ============= =============  ============= =============  ============= =============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             134

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                           INVESCO
                                          -------------------------------------------------------------------------------
                                               Total           Total           Equity
                                              INVESCO         Return           Income        High Yield      Utilities
                                          --------------- ---------------  --------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds                    $1,039,818        $ 76,461         $417,376        $519,369       $ 26,612
Less valuation period deductions
    (Note B)                                       67,625          12,921           27,525          23,478          3,701
                                          --------------- ---------------  --------------- --------------- --------------
Net investment income (loss)                      972,193          63,540          389,851         495,891         22,911
                                          --------------- ---------------  --------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   523,956          46,241          116,951         269,799         90,965
Net unrealized gains (losses) on
    investments                                   298,662         203,429          324,767        (253,231)        23,697
                                          --------------- ---------------  --------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments                       822,618         249,670          441,718          16,568        114,662
                                          --------------- ---------------  --------------- --------------- --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $1,794,811        $313,210         $831,569        $512,459       $137,573
                                          =============== ===============  =============== =============== ==============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             135

                        Security Life Separate Account L1

                          Year Ended December 31, 1997



                                                  VAN ECK
                                      ---------------------------------------

                                         Total     Worldwide       Worldwide
                                       Van Eck     Balanced      Hard Assets
                                      ---------  ------------  --------------

INVESTMENT INCOME
Dividends from mutual funds             $21,903      $  9,006        $ 12,897
Less valuation period deductions
    (Note B)                              7,743         3,329           4,414
                                      ---------  ------------  --------------
Net investment income (loss)             14,160         5,677           8,483
                                      ---------  ------------  --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                          53,889        37,785          16,104
Net unrealized gains (losses) on
    investments                         (53,508)        4,122         (57,630)
                                      ---------  ------------  --------------
Net realized and unrealized gains
    (losses) on investments                 381        41,907         (41,526)
                                      ---------  ------------  --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $14,541       $47,584        $(33,043)
                                      =========  ============  ==============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             136

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999



                                     Total
                                      All            Total         Total         Total          Total       Total          Total
                                   Divisions           NB          Alger        Fidelity       INVESCO     Van Eck          AIM
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)      $15,975,284     $ 1,752,701   $  6,768,070  $  6,279,181   $   911,565  $    3,012    $   260,755
Net realized gains (losses) on
  investments                       18,191,446        557,950      5,023,269    11,358,812     1,094,239      73,144         84,032
Net unrealized gains (losses) on
  investments                       55,998,041      3,797,732     17,500,945    30,152,442     2,135,798   1,374,192      1,036,932
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------
Increase in net assets from
  operations                        90,164,771      6,108,383     29,292,284    47,790,435     4,141,602   1,450,348      1,381,719
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

CHANGES FROM PRINCIPAL
  TRANSACTIONS
Net premiums                       162,042,407      9,691,552     19,246,531   115,810,413    12,770,723   1,311,620      3,211,568
Cost of insurance and
  administrative charges           (20,649,015)    (2,172,531)    (3,837,369)  (11,622,709)   (2,460,819)   (173,456)      (382,131)
Benefit payments                      (542,037)             -              -      (542,037)            -           -              -
Surrenders                         (15,066,657)    (1,529,928)    (3,447,763)   (7,887,081)   (1,567,128)    (33,331)      (601,426)
Net transfers among divisions
  (including the loan division
  and guaranteed interest
  division in the general
  account)                              91,435     (5,513,893)    13,797,533   (17,535,989)    2,140,348   1,919,235      5,284,201
Other                                  231,958         45,648         34,663       146,782       (17,068)     12,762          9,171
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------
Increase from principal
  transactions                     126,108,091        520,848     25,793,595    78,369,379    10,866,056   3,036,830      7,521,383
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

Total increase in net assets       216,272,862      6,629,231     55,085,879   126,159,814    15,007,658   4,487,178      8,903,102

Net assets at beginning of year    305,030,106     47,067,751     54,428,521   168,285,929    29,630,753   1,816,999      3,800,153
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

Net assets at end of year         $521,302,968    $53,696,982   $109,514,400  $294,445,743   $44,638,411  $6,304,177    $12,703,255
                                 ============= ============== ============== ============= ============= =========== ==============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             137

                        Security Life Separate Account L1

                          Year Ended December 31, 1999



                                                                              NB
                                             --------------------------------------------------------------------------
                                                      Total          Limited
                                                        NB        Maturity Bond           Growth             Partners
                                             ------------------ ---------------  ------------------  ------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $ 1,752,701     $   802,897         $   382,777         $   567,027
Net realized gains (losses) on
   investments                                          557,950        (293,615)            318,964             532,601
Net unrealized gains (losses) on
   investments                                        3,797,732        (423,477)          3,714,218             506,991
                                             ------------------ ---------------  ------------------  ------------------
Increase in net assets from
   operations                                         6,108,383          85,805           4,415,959           1,606,619
                                             ------------------ ---------------  ------------------  ------------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                          9,691,552       2,691,658           1,968,259           5,031,635
Cost of insurance and
   administrative charges                            (2,172,531)       (532,487)           (382,030)         (1,258,014)
Benefit payments
Surrenders                                           (1,529,928)     (1,033,731)           (175,255)           (320,942)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                              (5,513,893)     (5,610,959)         (1,798,195)          1,895,261
Other                                                    45,648          22,193              21,256               2,199
                                             ------------------ ---------------  ------------------  ------------------
Increase from principal
   transactions                                         520,848      (4,463,326)           (365,965)          5,350,139
                                             ------------------ ---------------  ------------------  ------------------

Total increase in net assets                          6,629,231      (4,377,521)          4,049,994           6,956,758

Net assets at beginning of year                      47,067,751      15,578,349           9,026,160          22,463,242
                                             ------------------ ---------------  ------------------  ------------------

Net assets at end of year                           $53,696,982     $11,200,828         $13,076,154         $29,420,000
                                             ================== ===============  ==================  ==================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             138

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                           ALGER
                                      ------------------------------------------------------------------------------------------
                                                             American           American                           American
                                            Total              Small             MidCap           American         Leveraged
                                            Alger         Capitalization         Growth            Growth           AllCap
                                      ------------------ -----------------  ----------------  ---------------- -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                $  6,768,070       $ 2,058,314       $ 1,547,583       $ 2,530,830       $   631,343
Net realized gains (losses) on
   investments                                 5,023,269            94,825           322,974         2,007,625         2,597,845
Net unrealized gains (losses) on
   investments                                17,500,945         5,993,398         2,015,333         4,584,649         4,907,565
                                      ------------------ -----------------  ----------------  ---------------- -----------------
Increase in net assets from
   operations                                 29,292,284         8,146,537         3,885,890         9,123,104         8,136,753
                                      ------------------ -----------------  ----------------  ---------------- -----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                  19,246,531         4,618,903         3,508,936         7,654,291         3,464,401
Cost of insurance and
   administrative charges                     (3,837,369)         (957,053)         (661,896)       (1,597,077)         (621,343)
Benefit payments
Surrenders                                    (3,447,763)         (986,740)         (286,174)       (1,594,894)         (579,955)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                       13,797,533         1,461,610         1,637,697         4,904,801         5,793,425
Other                                             34,663            (6,873)          (17,173)          (10,341)           69,050
                                      ------------------ -----------------  ----------------  ---------------- -----------------
Increase from principal
   transactions                               25,793,595         4,129,847         4,181,390         9,356,780         8,125,578
                                      ------------------ -----------------  ----------------  ---------------- -----------------

Total increase in net assets                  55,085,879        12,276,384         8,067,280        18,479,884        16,262,331

Net assets at beginning of year               54,428,521        15,503,371         9,220,207        22,903,614         6,801,329
                                      ------------------ -----------------  ----------------  ---------------- -----------------

Net assets at end of year                   $109,514,400       $27,779,755       $17,287,487       $41,383,498       $23,063,660
                                      ================== =================  ================  ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             139

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                        FIDELITY
                                  -----------------------------------------------------------------------------------------------
                                       Total           Asset                                         Money
                                     Fidelity         Manager         Growth        Overseas         Market         Index 500
                                  --------------- --------------- -------------- --------------- --------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)        $   6,279,181     $   714,882    $ 3,199,633     $   631,807    $ 1,089,493      $    643,366
Net realized gains (losses) on
   investments                         11,358,812         122,474      7,459,882         553,230              -         3,223,226
Net unrealized gains (losses) on
   investments                         30,152,442         316,538      3,509,953       8,740,414              -        17,585,537
                                  --------------- --------------- -------------- --------------- --------------  ----------------
Increase in net assets from
   operations                          47,790,435       1,153,894     14,169,468       9,925,451      1,089,493        21,452,129
                                  --------------- --------------- -------------- --------------- --------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                          115,810,413       3,791,052      9,969,268       5,963,624     62,143,060        33,943,409
Cost of insurance and
   administrative charges             (11,622,709)       (604,489)    (1,912,531)     (1,071,163)    (2,273,369)       (5,761,157)
Benefit payments                         (542,037)              -              -               -       (542,037)                -
Surrenders                             (7,887,081)       (641,428)    (1,308,922)     (1,227,419)    (1,281,819)       (3,427,493)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)               (17,535,989)       (349,280)     4,285,808         788,107    (42,741,942)       20,481,318
Other                                     146,782           3,430         54,597          23,794         (8,230)           73,191
                                  --------------- --------------- -------------- --------------- --------------  ----------------
Increase from principal
   transactions                        78,369,379       2,199,285     11,088,220       4,476,943     15,295,663        45,309,268
                                  --------------- --------------- -------------- --------------- --------------  ----------------

Total increase in net assets          126,159,814       3,353,179     25,257,688      14,402,394     16,385,156        66,761,397

Net assets at beginning of year       168,285,929      10,237,279     32,900,142      20,581,887     18,412,252        86,154,369
                                  --------------- --------------- -------------- --------------- --------------  ----------------

Net assets at end of year            $294,445,743     $13,590,458    $58,157,830     $34,984,281    $34,797,408      $152,915,766
                                  =============== =============== ============== =============== ==============  ================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             140

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                         INVESCO
                                         ------------------------------------------------------------------------------------------
                                            Total           Total          Equity                                      Small Company
                                           INVESCO         Return          Income        High Yield       Utilities       Growth
                                         ----------- --------------- --------------- ---------------  -------------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $   911,565     $   204,816     $   154,625      $  553,193      $   13,269     $  (14,338)
Net realized gains (losses) on
   investments                             1,094,239         286,623         506,767        (241,611)        304,911        237,549
Net unrealized gains (losses) on
   investments                             2,135,798        (923,083)        965,264         379,005         179,598      1,535,014
                                         ----------- --------------- --------------- ---------------  -------------- --------------
Increase (decrease) in net assets from
   operations                              4,141,602        (431,644)      1,626,656         690,587         497,778      1,758,225
                                         ----------- --------------- --------------- ---------------  -------------- --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              12,770,723       4,580,034       4,374,844       1,987,501       1,127,118        701,226
Cost of insurance and
   administrative charges                 (2,460,819)       (764,047)       (922,117)       (471,532)       (198,877)      (104,246)
Benefit payments
Surrenders                                (1,567,128)       (239,246)       (333,959)       (155,182)       (820,016)       (18,725)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    2,140,348        (854,496)        643,961        (518,177)      1,491,088      1,377,972
Other                                        (17,068)         (9,279)        (21,837)          4,698           3,264          6,086
                                         ----------- --------------- --------------- ---------------  -------------- --------------
Increase from principal
   transactions                           10,866,056       2,712,966       3,740,892         847,308       1,602,577      1,962,313
                                         ----------- --------------- --------------- ---------------  -------------- --------------

Total increase in net assets              15,007,658       2,281,322       5,367,548       1,537,895       2,100,355      3,720,538

Net assets at beginning of year           29,630,753       8,105,328      10,853,005       7,882,782       2,040,960        748,678
                                         ----------- --------------- --------------- ---------------  -------------- --------------

Net assets at end of year                $44,638,411     $10,386,650     $16,220,553      $9,420,677      $4,141,315     $4,469,216
                                         =========== =============== =============== ===============  ============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             141

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            VAN ECK
                                          ---------------------------------------------------------------------------------
                                                             Worldwide                        Worldwide        Worldwide
                                               Total           Hard           Worldwide        Emerging          Real
                                              Van Eck         Assets            Bond           Markets          Estate
                                          --------------- ---------------  --------------- ---------------- ---------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                   $    3,012      $    3,939         $  9,896       $  (10,886)       $     63
Net realized gains (losses) on
   investments                                     73,144        (313,009)         (25,853)         410,384           1,622
Net unrealized gains (losses) on
   investments                                  1,374,192         592,123           (9,920)         809,962         (17,973)
                                          --------------- ---------------  --------------- ---------------- ---------------
Increase (decrease) in net assets from
   operations                                   1,450,348         283,053          (25,877)       1,209,460         (16,288)
                                          --------------- ---------------  --------------- ---------------- ---------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                    1,311,620         441,045          253,322          416,537         200,716
Cost of insurance and
   administrative charges                        (173,456)        (86,064)         (17,509)         (56,532)        (13,351)
Benefit payments
Surrenders                                        (33,331)        (23,325)               -           (5,545)         (4,461)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                         1,919,235         602,367          (80,721)       1,091,100         306,489
Other                                              12,762          15,247             (819)          (2,117)            451
                                          --------------- ---------------  --------------- ---------------- ---------------
Increase from principal
   transactions                                 3,036,830         949,270          154,273        1,443,443         489,844
                                          --------------- ---------------  --------------- ---------------- ---------------

Total increase in net assets                    4,487,178       1,232,323          128,396        2,652,903         473,556

Net assets at beginning of year                 1,816,999       1,073,755          205,807          461,156          76,281
                                          --------------- ---------------  --------------- ---------------- ---------------

Net assets at end of year                      $6,304,177      $2,306,078         $334,203       $3,114,059        $549,837
                                          =============== ===============  =============== ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             142

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                          AIM
                                        --------------------------------------
                                            Total      Capital      Government
                                             AIM     Appreciation   Securities
                                        ------------ ------------- -----------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $   260,755    $   94,178  $  166,577
Net realized gains (losses) on
   investments                                84,032        92,256      (8,224)
Net unrealized gains (losses) on
   investments                             1,036,932     1,257,369    (220,437)
                                        ------------ ------------- -----------
Increase (decrease) in net assets from
   operations                              1,381,719     1,443,803     (62,084)
                                        ------------ ------------- -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               3,211,568     1,497,094   1,714,474
Cost of insurance and
   administrative charges                   (382,131)     (216,619)   (165,512)
Benefit payments
Surrenders                                  (601,426)      (18,584)   (582,842)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    5,284,201     1,391,719   3,892,482
Other                                          9,171         7,073       2,098
                                        ------------ ------------- -----------
Increase from principal
   transactions                            7,521,383     2,660,683   4,860,700
                                        ------------ ------------- -----------

Total increase in net assets               8,903,102     4,104,486   4,798,616

Net assets at beginning of year            3,800,153     1,204,436   2,595,717
                                        ------------ ------------- -----------

Net assets at end of year                $12,703,255    $5,308,922  $7,394,333
                                        ============ ============= ===========

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             143

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998



                                      Total
                                       All           Total        Total         Total          Total        Total       Total
                                    Divisions         NB          Alger        Fidelity       INVESCO      Van Eck       AIM
                                    ------------ ----------------------------------------- ------------- ------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)        $ 16,007,172   $ 3,982,203   $ 4,326,660  $  5,972,694   $ 1,463,539   $  178,227  $   83,849
Net realized gains (losses) on
   investments                         8,536,274       347,823     1,685,294     6,403,348       355,780     (260,570)      4,599
Net unrealized gains (losses) on
   investments                        18,766,977    (2,323,636)    5,825,800    15,230,082       248,681     (368,037)    154,087
                                    ------------ ----------------------------------------- ------------- ------------------------
Increase (decrease) in net assets
   from operations                    43,310,423     2,006,390    11,837,754    27,606,124     2,068,000     (450,380)    242,535
                                    ------------ ----------------------------------------- ------------- ------------------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                         128,820,440    12,563,792    13,089,164    92,335,231     8,092,294      875,501   1,864,458
Cost of insurance and
   administrative charges            (14,458,798)   (2,063,802)   (2,525,683)   (8,200,381)   (1,481,570)    (108,634)    (78,728)
Benefit payments                        (306,862)      (11,220)      (26,492)     (259,989)       (9,161)           -           -
Surrenders                           (10,842,736)     (725,767)     (859,454)   (8,654,377)     (586,533)     (15,198)     (1,407)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)               (3,936,799)    8,461,193     4,831,250   (25,231,056)    6,011,967      216,552   1,773,295
Other                                    (41,582)      (87,331)      (18,626)       54,208         9,107        1,060           -
                                    ------------ ----------------------------------------- ------------- ------------------------
Increase (decrease) from principal
   transactions                       99,233,663    18,136,865    14,490,159    50,043,636    12,036,104      969,281   3,557,618
                                    ------------ ----------------------------------------- ------------- ------------------------

Total increase (decrease) in net
   assets                            142,544,086    20,143,255    26,327,913    77,649,760    14,104,104      518,901   3,800,153

Net assets at beginning of year      162,486,020    26,924,496    28,100,608    90,636,169    15,526,649    1,298,098           -
                                    ------------ ----------------------------------------- ------------- ------------------------

Net assets at end of year           $305,030,106   $47,067,751   $54,428,521  $168,285,929   $29,630,753   $1,816,999  $3,800,153
                                    ============ ========================================= ============= ========================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             144

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                                              NB
                                          -----------------------------------------------------------------------------------------
                                                Total             Limited                           Government
                                                 NB            Maturity Bond         Growth           Income          Partners
                                          ----------------- ------------------- ---------------- ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $ 3,982,203         $   322,085       $1,526,449         $133,352       $ 2,000,317
Net realized gains (losses) on
   investments                                      347,823              10,003         (264,148)         (53,894)          655,862
Net unrealized gains (losses) on
   investments                                   (2,323,636)             59,369          (81,576)         (60,954)       (2,240,475)
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) in net assets
   from operations                                2,006,390             391,457        1,180,725           18,504           415,704
                                          ----------------- ------------------- ---------------- ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                     12,563,792           3,839,599        2,578,265           31,593         6,114,335
Cost of insurance and
   administrative charges                        (2,063,802)           (492,782)        (393,894)         (14,839)       (1,162,287)
Benefit payments                                    (11,220)                  -                -                -           (11,220)
Surrenders                                         (725,767)            (15,922)        (419,497)          (3,243)         (287,105)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           8,461,193           5,212,588          513,663         (894,126)        3,629,068
Other                                               (87,331)            (31,757)           3,226          (31,566)          (27,234)
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) from principal
   transactions                                  18,136,865           8,511,726        2,281,763         (912,181)        8,255,557
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Total increase (decrease) in net assets          20,143,255           8,903,183        3,462,488         (893,677)        8,671,261

Net assets at beginning of year                  26,924,496           6,675,166        5,563,672          893,677        13,791,981
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Net assets at end of year                       $47,067,751         $15,578,349       $9,026,160         $      -       $22,463,242
                                          ================= =================== ================ ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             145

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                           ALGER
                                          ----------------------------------------------------------------------------------------
                                                                 American         American                            American
                                                Total             Small            MidCap           American         Leveraged
                                                Alger         Capitalization       Growth            Growth            AllCap
                                          ----------------- ------------------ ---------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $ 4,326,660        $ 1,585,785      $  539,729       $ 2,083,336        $  117,810
Net realized gains (losses) on
   investments                                    1,685,294            186,963         316,932           915,872           265,527
Net unrealized gains (losses) on
   investments                                    5,825,800            166,990       1,022,340         3,099,428         1,537,042
                                          ----------------- ------------------ ---------------  ----------------  ----------------
Increase (decrease) in net assets
   from operations                               11,837,754          1,939,738       1,879,001         6,098,636         1,920,379
                                          ----------------- ------------------ ---------------  ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                     13,089,164          4,154,774       2,573,424         5,298,963         1,062,003
Cost of insurance and
   administrative charges                        (2,525,683)          (803,988)       (473,224)         (989,260)         (259,211)
Benefit payments                                    (26,492)           (14,248)        (12,244)                -                 -
Surrenders                                         (859,454)          (196,345)       (376,263)         (216,867)          (69,979)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           4,831,250            (35,168)        528,261         3,094,366         1,243,791
Other                                               (18,626)              (504)        (14,286)            1,597            (5,433)
                                          ----------------- ------------------ ---------------  ----------------  ----------------
Increase (decrease) from principal
   transactions                                  14,490,159          3,104,521       2,225,668         7,188,799         1,971,171
                                          ----------------- ------------------ ---------------  ----------------  ----------------

Total increase (decrease) in net assets          26,327,913          5,044,259       4,104,669        13,287,435         3,891,550

Net assets at beginning of year                  28,100,608         10,459,112       5,115,538         9,616,179         2,909,779
                                          ----------------- ------------------ ---------------  ----------------  ----------------

Net assets at end of year                       $54,428,521        $15,503,371      $9,220,207       $22,903,614        $6,801,329
                                          ================= ================== ===============  ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             146

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                        FIDELITY
                                      ---------------------------------------------------------------------------------------------
                                           Total           Asset                                          Money
                                         Fidelity         Manager         Growth         Overseas        Market        Index 500
                                      ---------------  -------------- --------------- -------------- --------------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $  5,972,694     $   745,317     $ 2,480,616    $   886,122     $   713,205    $ 1,147,434
Net realized gains (losses) on
   investments                              6,403,348          20,247       1,534,000        298,379               -      4,550,722
Net unrealized gains (losses) on
   investments                             15,230,082         315,702       4,444,805        707,398               -      9,762,177
                                      ---------------  -------------- --------------- -------------- --------------- --------------
Increase (decrease) in net assets
   from operations                         27,606,124       1,081,266       8,459,421      1,891,899         713,205     15,460,333
                                      ---------------  -------------- --------------- -------------- --------------- --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               92,335,231       2,713,832       8,443,426      5,709,711      55,421,815     20,046,447
Cost of insurance and
   administrative charges                  (8,200,381)       (490,838)     (1,358,671)      (939,010)     (1,769,895)    (3,641,967)
Benefit payments                             (259,989)              -          (8,890)        (8,379)       (240,733)        (1,987)
Surrenders                                 (8,654,377)       (652,157)     (2,494,098)      (438,536)     (2,335,262)    (2,734,324)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (25,231,056)      1,440,884       1,798,160      2,169,798     (48,429,964)    17,790,066
Other                                          54,208           7,219         (14,128)       (29,375)         39,827         50,665
                                      ---------------  -------------- --------------- -------------- --------------- --------------
Increase (decrease) from principal
   transactions                            50,043,636       3,018,940       6,365,799      6,464,209       2,685,788     31,508,900
                                      ---------------  -------------- --------------- -------------- --------------- --------------

Total increase (decrease) in net assets    77,649,760       4,100,206      14,825,220      8,356,108       3,398,993     46,969,233

Net assets at beginning of year            90,636,169       6,137,073      18,074,922     12,225,779      15,013,259     39,185,136
                                      ---------------  -------------- --------------- -------------- --------------- --------------

Net assets at end of year                $168,285,929     $10,237,279     $32,900,142    $20,581,887     $18,412,252    $86,154,369
                                      ===============  ============== =============== ============== =============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             147

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         INVESCO
                                     --------------------------------------------------------------------------------------------
                                                                                                                        Small
                                         Total           Total          Equity                                         Company
                                        INVESCO          Return         Income         High Yield      Utilities       Growth
                                     --------------  -------------- ---------------  -------------- --------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 1,463,539      $  271,636     $   453,496      $   720,665     $   18,328      $   (586)
Net realized gains (losses) on
   investments                              355,780         136,473         342,342        (151,382)         35,245        (6,898)
Net unrealized gains (losses) on
   investments                              248,681          73,689         359,519        (541,125)        282,500        74,098
                                     --------------  -------------- ---------------  -------------- --------------- -------------
Increase (decrease) in net assets
   from operations                        2,068,000         481,798       1,155,357          28,158         336,073        66,614
                                     --------------  -------------- ---------------  -------------- --------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              8,092,294       2,104,849       3,170,236       2,297,048         435,105        85,056
Cost of insurance and
   administrative charges                (1,481,570)       (425,176)       (567,563)       (389,895)        (87,692)      (11,244)
Benefit payments                             (9,161)              -          (9,161)              -               -             -
Surrenders                                 (586,533)        (56,509)       (192,220)       (329,292)         (8,210)         (302)
Net transfers among divisions
   (including the loan division and
   Guaranteed interest division in
   the general account)                   6,011,967       2,955,200       1,315,595         931,519         201,017       608,636
Other                                         9,107             556          22,617         (18,840)          4,856           (82)
                                     --------------  -------------- ---------------  -------------- --------------- -------------
Increase (decrease) from principal
   transactions                          12,036,104       4,578,920       3,739,504       2,490,540         545,076       682,064
                                     --------------  -------------- ---------------  -------------- --------------- -------------

Total increase (decrease) in net assets  14,104,104       5,060,718       4,894,861       2,518,698         881,149       748,678

Net assets at beginning of year          15,526,649       3,044,610       5,958,144       5,364,084       1,159,811             -
                                     --------------  -------------- ---------------  -------------- --------------- -------------

Net assets at end of year               $29,630,753      $8,105,328     $10,853,005      $7,882,782      $2,040,960      $748,678
                                     ==============  ============== ===============  ============== =============== =============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             148

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         VAN ECK
                                     --------------------------------------------------------------------------------------------
                                                                        Worldwide                       Worldwide      Worldwide
                                          Total         Worldwide          Hard         Worldwide       Emerging         Real
                                         Van Eck         Balanced         Assets          Bonds         Markets         Estate
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)              $  178,227       $  44,624       $  135,776       $   (212)     $  (1,736)      $  (225)
Net realized gains (losses) on
   investments                              (260,570)          4,682         (162,110)           130       (101,436)       (1,836)
Net unrealized gains (losses) on
   investments                              (368,037)        (23,403)        (395,698)         3,953         47,140           (29)
                                     ---------------  -------------- ---------------- -------------- -------------- -------------
Increase (decrease) in net assets
   from operations                          (450,380)         25,903         (422,032)         3,871        (56,032)       (2,090)
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                 875,501          (1,347)         571,430        129,336        137,102        38,980
Cost of insurance and
   administrative charges                   (108,634)         (9,423)         (86,867)        (1,544)        (7,777)       (3,023)
Benefit payments                                   -               -                -              0              0             0
Surrenders                                   (15,198)         (3,105)         (11,871)             0              0          (222)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                      216,552        (399,466)         111,286         74,151        387,960        42,621
Other                                          1,060              90            1,059             (7)           (97)           15
                                     ---------------  -------------- ---------------- -------------- -------------- -------------
Increase (decrease) from principal
   transactions                              969,281        (413,251)         585,037        201,936        517,188        78,371
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

Total increase (decrease) in net assets      518,901        (387,348)         163,005        205,807        461,156        76,281

Net assets at beginning of year            1,298,098         387,348          910,750              -              -             -
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

Net assets at end of year                 $1,816,999       $       -       $1,073,755       $205,807      $ 461,156       $76,281
                                     ===============  ============== ================ ============== ============== =============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             149

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                              AIM
                                         --------------------------------------
                                             Total      Capital     Government
                                              AIM     Appreciation  Securities
                                         ------------ ------------ ------------

INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income (loss)               $   83,849   $   24,053   $   59,796
Net realized gains (losses) on
   investments                                  4,599       (3,315)       7,914
Net unrealized gains (losses) on
   investments                                154,087      119,225       34,862
                                         ------------ ------------ ------------
Increase (decrease) in net assets
   from operations                            242,535      139,963      102,572
                                         ------------ ------------ ------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                1,864,458      329,635    1,534,823
Cost of insurance and
   administrative charges                     (78,728)     (28,940)     (49,788)
Benefit payments                                    -            -            -
Surrenders                                     (1,407)      (1,407)           -
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                     1,773,295      765,185    1,008,110
Other                                               -            -            -
                                         ------------ ------------ ------------
Increase (decrease) from principal
   transactions                             3,557,618    1,064,473    2,493,145
                                         ------------ ------------ ------------

Total increase (decrease) in net assets     3,800,153    1,204,436    2,595,717

Net assets at beginning of year                     -            -            -
                                         ------------ ------------ ------------

Net assets at end of year                  $3,800,153   $1,204,436   $2,595,717
                                         ============ ============ ============


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             150

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997



                                          Total
                                           All            Total          Total           Total           Total          Total
                                        Divisions           NB           Alger          Fidelity        INVESCO        Van Eck
                                        ------------  -------------- --------------  -------------- --------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $  3,345,072     $   543,430    $   181,965     $ 1,633,324     $   972,193    $   14,160
Net realized gains (losses) on
   investments                             3,199,375         406,286        894,818       1,320,426         523,956        53,889
Net unrealized gains (losses) on
   investments                            10,643,150       2,273,595      1,647,989       6,476,412         298,662       (53,508)
                                        ------------  -------------- --------------  -------------- --------------- -------------
Increase (decrease) in net assets from
   operations                             17,187,597       3,223,311      2,724,772       9,430,162       1,794,811        14,541
                                        ------------  -------------- --------------  -------------- --------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             104,747,260       5,555,766      6,944,048      89,309,110       2,683,620       254,716
Cost of insurance and
   administrative charges                 (8,284,944)       (957,887)    (1,466,664)     (5,155,026)       (614,145)      (91,222)
Benefit payments                            (406,386)        (20,591)       (63,369)       (322,263)           (163)            -
Surrenders                                (1,977,696)       (146,698)      (412,252)     (1,294,484)       (112,699)      (11,563)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (6,642,529)      8,721,432      9,006,938     (32,708,946)      7,796,299       541,748
Other                                          5,891           9,817         11,046         (21,999)         11,180        (4,153)
                                        ------------  -------------- --------------  -------------- --------------- -------------
Increase (decrease) from principal
   transactions                           87,441,596      13,161,839     14,019,747      49,806,392       9,764,092       689,526
                                        ------------  -------------- --------------  -------------- --------------- -------------

Total increase (decrease) in net assets  104,629,193      16,385,150     16,744,519      59,236,554      11,558,903       704,067

Net assets at beginning of year           57,856,827      10,539,346     11,356,089      31,399,615       3,967,746       594,031
                                        ------------  -------------- --------------  -------------- --------------- -------------

Net assets at end of year               $162,486,020     $26,924,496    $28,100,608     $90,636,169     $15,526,649    $1,298,098
                                        ============  ============== ==============  ============== =============== =============



See accompanying notes.



--------------------------------------------------------------------------------
FirstLine                             151

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                              NB
                                          -----------------------------------------------------------------------------------------
                                                Total             Limited                           Government
                                                 NB            Maturity Bond         Growth           Income           Partners
                                          ----------------- ------------------- ---------------- ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   543,430          $  122,942       $  158,538      $    61,720       $   200,230
Net realized gains (losses) on
   investments                                      406,286             (20,056)          14,997           25,762           385,583
Net unrealized gains (losses) on
   investments                                    2,273,595             159,151          533,906           26,882         1,553,656
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) in net assets from
   operations                                     3,223,311             262,037          707,441          114,364         2,139,469
                                          ----------------- ------------------- ---------------- ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      5,555,766           1,332,125        1,158,704          324,257         2,740,680
Cost of insurance and
   administrative charges                          (957,887)           (163,472)        (219,117)         (62,075)         (513,223)
Benefit payments                                    (20,591)                  -                -                -           (20,591)
Surrenders                                         (146,698)             (3,761)         (71,838)            (792)          (70,307)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           8,721,432           2,758,363        2,141,068       (1,023,987)        4,845,988
Other                                                 9,817              (2,202)          11,700           (6,404)            6,723
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) from principal
   transactions                                  13,161,839           3,921,053        3,020,517         (769,001)        6,989,270
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Total increase (decrease)  in net assets         16,385,150           4,183,090        3,727,958         (654,637)        9,128,739

Net assets at beginning of year                  10,539,346           2,492,076        1,835,714        1,548,314         4,663,242
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Net assets at end of year                       $26,924,496          $6,675,166       $5,563,672      $   893,677       $13,791,981
                                          ================= =================== ================ ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             152

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                           ALGER
                                          --------------------------------------------------------------------------------------
                                                                 American         American                          American
                                                Total             Small            MidCap          American        Leveraged
                                                Alger         Capitalization       Growth           Growth           AllCap
                                          ----------------- ------------------ ---------------  --------------- ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   181,965        $   167,785      $   27,807       $      376       $  (14,003)
Net realized gains (losses) on
   investments                                      894,818            114,651         228,363          237,727          314,077
Net unrealized gains (losses) on
   investments                                    1,647,989            483,518         246,489          970,056          (52,074)
                                          ----------------- ------------------ ---------------  --------------- ----------------
Increase (decrease) in net assets from
   operations                                     2,724,772            765,954         502,659        1,208,159          248,000
                                          ----------------- ------------------ ---------------  --------------- ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      6,944,048          2,630,863       1,276,492        2,334,377          702,316
Cost of insurance and
   administrative charges                        (1,466,664)          (526,742)       (299,891)        (479,902)        (160,129)
Benefit payments                                    (63,369)                 -         (62,593)            (776)               -
Surrenders                                         (412,252)          (255,386)        (74,317)         (58,850)         (23,699)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           9,006,938          3,518,384       1,419,061        2,796,911        1,272,582
Other                                                11,046             (6,069)         19,072            2,082           (4,039)
                                          ----------------- ------------------ ---------------  --------------- ----------------
Increase (decrease) from principal
   transactions                                  14,019,747          5,361,050       2,277,824        4,593,842        1,787,031
                                          ----------------- ------------------ ---------------  --------------- ----------------

Total increase (decrease) in net assets          16,744,519          6,127,004       2,780,483        5,802,001        2,035,031

Net assets at beginning of year                  11,356,089          4,332,108       2,335,055        3,814,178          874,748
                                          ----------------- ------------------ ---------------  --------------- ----------------

Net assets at end of year                       $28,100,608        $10,459,112      $5,115,538       $9,616,179       $2,909,779
                                          ================= ================== ===============  =============== ================



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             153

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                        FIDELITY
                                     -------------------------------------------------------------------------------------------
                                         Total           Asset                                        Money
                                        Fidelity        Manager        Growth         Overseas        Market        Index 500
                                     --------------  ------------- --------------  -------------- --------------  --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 1,633,324     $  177,599    $   183,570     $   391,160    $   657,285     $   223,710
Net realized gains (losses) on
   investments                            1,320,426         33,000        662,436         332,544              -         292,446
Net unrealized gains (losses) on
   investments                            6,476,412        350,408      1,347,793        (305,456)             -       5,083,667
                                        -----------  ------------- --------------  -------------- --------------  --------------
Increase (decrease) in net assets from
   operations                             9,430,162        561,007      2,193,799         418,248        657,285       5,599,823
                                        -----------  ------------- --------------  -------------- --------------  --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             89,309,110      2,162,759      4,558,270       2,410,373     73,366,740       6,810,968
Cost of insurance and
   administrative charges                (5,155,026)      (242,289)      (813,161)       (525,615)    (2,213,630)     (1,360,331)
Benefit payments                           (322,263)       (20,969)          (548)         (1,233)      (257,371)        (42,142)
Surrenders                               (1,294,484)       (92,218)      (135,829)        (91,869)      (870,621)       (103,947)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                 (32,708,946)     2,215,879      5,219,755       5,730,183    (63,929,591)     18,054,828
Other                                       (21,999)         7,567          3,217          10,563        (35,219)         (8,127)
                                        -----------  ------------- --------------  -------------- --------------  --------------
Increase (decrease) from principal
   transactions                          49,806,392      4,030,729      8,831,704       7,532,402      6,060,308      23,351,249
                                        -----------  ------------- --------------  -------------- --------------  --------------

Total increase (decrease) in net assets  59,236,554      4,591,736     11,025,503       7,950,650      6,717,593      28,951,072

Net assets at beginning of year          31,399,615      1,545,337      7,049,419       4,275,129      8,295,666      10,234,064
                                        -----------  ------------- --------------  -------------- --------------  --------------

Net assets at end of year               $90,636,169     $6,137,073    $18,074,922     $12,225,779    $15,013,259     $39,185,136
                                        ===========  ============= ==============  ============== ==============  ==============



See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             154

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                         INVESCO
                                          -----------------------------------------------------------------------------------
                                                Total            Total           Equity
                                               INVESCO           Return          Income         High Yield      Utilities
                                          ----------------- ---------------- ---------------  -------------- ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   972,193       $   63,540      $  389,851      $  495,891       $   22,911
Net realized gains (losses) on
   investments                                      523,956           46,241         116,951         269,799           90,965
Net unrealized gains (losses) on
   investments                                      298,662          203,429         324,767        (253,231)          23,697
                                          ----------------- ---------------- ---------------  -------------- ----------------
Increase (decrease) in net assets from
   operations                                     1,794,811          313,210         831,569         512,459          137,573
                                          ----------------- ---------------- ---------------  -------------- ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      2,683,620          517,831       1,250,551         835,890           79,348
Cost of insurance and
   administrative charges                          (614,145)        (133,107)       (266,208)       (177,612)         (37,218)
Benefit payments                                       (163)               -               -            (163)               -
Surrenders                                         (112,699)         (28,672)        (37,810)         (9,783)         (36,434)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           7,796,299        1,498,300       2,804,344       2,695,587          798,068
Other                                                11,180            2,581           6,081           2,305              213
                                          ----------------- ---------------- ---------------  -------------- ----------------
Increase (decrease) from principal
   transactions                                   9,764,092        1,856,933       3,756,958       3,346,224          803,977
                                          ----------------- ---------------- ---------------  -------------- ----------------

Total increase (decrease) in net assets          11,558,903        2,170,143       4,588,527       3,858,683          941,550

Net assets at beginning of year                   3,967,746          874,467       1,369,617       1,505,401          218,261
                                          ----------------- ---------------- ---------------  -------------- ----------------

Net assets at end of year                       $15,526,649       $3,044,610      $5,958,144      $5,364,084       $1,159,811
                                          ================= ================ ===============  ============== ================


See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             155

                        Security Life Separate Account L1

                          Year Ended December 31, 1997




                                                            VAN ECK
                                         --------------------------------------
                                                                     Worldwide
                                           Total       Worldwide       Hard
                                          Van Eck      Balanced       Assets
                                         ----------- -----------  -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $    14,160    $  5,677       $  8,483
Net realized gains (losses) on
   investments                                53,889      37,785         16,104
Net unrealized gains (losses) on
   investments                               (53,508)      4,122        (57,630)
                                         ----------- -----------  -------------
Increase (decrease) in net assets from
   operations                                 14,541      47,584        (33,043)
                                         ----------- -----------  -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                 254,716      65,167        189,549
Cost of insurance and
   administrative charges                    (91,222)    (44,774)       (46,448)
Benefit payments                                   -           -              -
Surrenders                                   (11,563)     (7,995)        (3,568)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                      541,748        (120)       541,868
Other                                         (4,153)       (319)        (3,834)
                                         ----------- -----------  -------------
Increase (decrease) from principal
   transactions                              689,526      11,959        677,567
                                         ----------- -----------  -------------

Total increase (decrease) in net assets      704,067      59,543        644,524

Net assets at beginning of year              594,031     327,805        266,226
                                         ----------- -----------  -------------

Net assets at end of year                 $1,298,098    $387,348       $910,750
                                         =========== ===========  =============


See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             156

                        Security Life Separate Account L1

                          Notes to Financial Statements

                                December 31, 1999


NOTE A. ORGANIZATION

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine Variable Universal Life, FirstLine II Variable Universal Life, Strategic Advantage Variable Universal Life, Strategic Advantage II Variable Universal Life, and Variable Survivorship Universal Life policies ("Variable Universal Life Policies") offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 1999, the Separate Account offered twenty-three investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Neuberger Berman Management Incorporated (NB)
     Neuberger Berman Limited Maturity Bond Portfolio
     Neuberger Berman Growth Portfolio
     Neuberger Berman Partners Portfolio

Fred Alger Management, Inc. (Alger)
     Alger American Small Capitalization Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
     Fidelity Investments VIP II Asset Manager Portfolio
     Fidelity Investments VIP Growth Portfolio
     Fidelity Investments VIP Overseas Portfolio
     Fidelity Investments VIP Money Market Portfolio
     Fidelity Investments VIP II Index 500 Portfolio

--------------------------------------------------------------------------------
FirstLine                             157

                        Security Life Separate Account L1

     NOTE A. ORGANIZATION (CONTINUED)

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Total Return Portfolio
     INVESCO VIF Equity Income Portfolio (formerly known as "INVESCO VIF
         Industrial Income Portfolio")
     INVESCO VIF High Yield Portfolio
     INVESCO VIF Utilities Portfolio
     INVESCO VIF Small Company Growth Portfolio

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Hard Assets Portfolio (formerly known as "Van Eck Gold and Natural Resources Portfolio")
     Van Eck Worldwide Bond Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Real Estate Portfolio


AIM Advisors, Inc. (AIM)
     AIM VI--Capital Appreciation Portfolio
     AIM VI--Government Securities Portfolio

Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger Berman Government Income Portfolio and the Van Eck Worldwide Balanced Portfolio stopped accepting new investments. These divisions were discontinued during 1998.

Effective February 19, 1998, six new divisions became available to the policyholders for investment in the following funds:

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Bond Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Real Estate Portfolio

AIM Advisors, Inc. (AIM)
     AIM VI--Capital Appreciation Portfolio
     AIM VI--Government Securities Portfolio

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Small Company Growth Portfolio

--------------------------------------------------------------------------------
FirstLine                             158

                        Security Life Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)

The Variable Universal Life Policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The Variable Universal Life Policies also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from sales transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.



--------------------------------------------------------------------------------
FirstLine                             159

                        Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 1999, 1998 and 1997 were $2,908,885, $1,740,661, and $813,630, respectively.

POLICYHOLDER RESERVES--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.


















--------------------------------------------------------------------------------
FirstLine                             160

                        Security Life Separate Account L1

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 1999, 1998 and 1997 were $20,649,015, $14,458,798, and $8,284,944, respectively.
Dividends made by the Funds are reinvested in the Funds.

The following is a summary of Fund shares owned as of December 31, 1999:


                                                  NUMBER               NET               VALUE
                                                    OF                ASSET            OF SHARES           COST OF
                   FUND                           SHARES              VALUE            AT MARKET            SHARES
-------------------------------------------  -----------------  ------------------ ------------------ ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                           845,960.694              $13.24       $ 11,200,520       $ 11,380,242
   Growth                                          350,585.486              $37.27         13,066,321          8,836,640
   Partners                                      1,493,418.911              $19.64         29,330,747         28,931,311

Fred Alger Management, Inc.:
   American Small Capitalization                   503,139.614              $55.15         27,748,150         21,103,331
   American MidCap Growth                          536,166.146              $32.23         17,280,636         13,903,676
   American Growth                                 642,460.430              $64.38         41,361,603         32,482,027
   American Leveraged AllCap                       397,806.619              $57.97         23,060,850         16,645,127

Fidelity Management & Research Co.:
   Asset Manager                                   727,657.184              $18.67         13,585,360         12,533,037
   Growth                                        1,058,669.574              $54.93         58,152,709         48,588,495
   Overseas                                      1,271,285.820              $27.44         34,884,083         25,474,948
   Money Market                                 34,799,038.450               $1.00         34,799,038         34,799,038
   Index 500                                       913,352.492             $167.41        152,904,343        119,231,939

INVESCO Funds Group, Inc.:
   Total Return                                    666,657.538              $15.58         10,386,525         11,019,270
   Equity Income                                   770,554.123              $21.01         16,189,342         14,534,380
   High Yield                                      818,379.460              $11.51          9,419,547          9,910,525
   Utilities                                       197,458.930              $20.97          4,140,713          3,647,584
   Small Company Growth                            200,033.388              $22.01          4,402,735          2,793,624

Van Eck Associates Corporation:
   Worldwide Hard Assets                           210,388.243              $10.96          2,305,855          2,157,787
   Worldwide Bond                                   31,407.502              $10.69            335,746            341,712
   Worldwide Emerging Markets                      215,083.218              $14.26          3,067,087          2,209,985
   Worldwide Real Estate                            60,091.435               $9.15            549,837            567,839

AIM Advisors, Inc.:
   Capital Appreciation                            149,210.483              $35.58          5,308,909          3,932,316
   Government Securities                           695,609.783              $10.63          7,394,332          7,579,908
                                                                                   ------------------ ------------------

Total                                                                                    $520,874,988       $432,604,741
                                                                                   ================== ==================


--------------------------------------------------------------------------------
FirstLine                             161

                        Security Life Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)

For the year ended December 31, 1999, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:


                                                 BEGINNING                                                   END
                   FUND                           OF YEAR           PURCHASES            SALES             OF YEAR
-------------------------------------------  ----------------- ------------------- ------------------ ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          $ 15,334,595        $  6,135,221      $ (10,089,574)      $ 11,380,242
   Growth                                            8,510,696           5,560,097         (5,234,153)         8,836,640
   Partners                                         22,570,797           9,683,589         (3,323,075)        28,931,311

Fred Alger Management, Inc.:
   American Small Capitalization                    14,851,950          14,105,718         (7,854,337)        21,103,331
   American MidCap Growth                            7,858,579           7,048,332         (1,003,235)        13,903,676
   American Growth                                  18,608,688          18,809,746         (4,936,407)        32,482,027
   American Leveraged AllCap                         5,293,171          16,455,429         (5,103,473)        16,645,127

Fidelity Management & Research Co.:
   Asset Manager                                     9,501,494           7,672,857         (4,641,314)        12,533,037
   Growth                                           26,845,882          67,064,022        (45,321,409)        48,588,495
   Overseas                                         19,913,166          15,724,213        (10,162,431)        25,474,948
   Money Market                                     18,412,252         113,113,411        (96,726,625)        34,799,038
   Index 500                                        70,067,500          54,287,747         (5,123,308)       119,231,939

INVESCO Funds Group, Inc.:
   Total Return                                      7,814,990           5,666,870         (2,462,590)        11,019,270
   Equity Income                                    10,163,306           6,427,991         (2,056,917)        14,534,380
   High Yield                                        8,752,765           4,424,859         (3,267,099)         9,910,525
   Utilities                                         1,727,429           2,817,915           (897,760)         3,647,584
   Small Company Growth                                674,581           2,769,372           (650,329)         2,793,624

Van Eck Associates Corporation:
   Worldwide Hard Assets                             1,517,809           2,248,842         (1,608,864)         2,157,787
   Worldwide Bond                                      201,853             461,651           (321,792)           341,712
   Worldwide Emerging Markets                          414,017           5,282,900         (3,486,932)         2,209,985
   Worldwide Real Estate                                76,310             592,249           (100,720)           567,839

AIM Advisors, Inc.
   Capital Appreciation                              1,085,211           3,341,733           (494,628)         3,932,316
   Government Securities                             2,560,855           7,659,984         (2,640,931)         7,579,908
                                             ----------------- ------------------- ------------------ ------------------

Total                                             $272,757,896        $377,354,748      $(217,507,903)      $432,604,741
                                             ================= =================== ================== ==================

Aggregate proceeds from sales of investments for the year ended December 31, 1999 were $235,699,349.



--------------------------------------------------------------------------------
FirstLine                             162

                        Security Life Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS

The Variable Universal Life policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The Variable Universal Life policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.








--------------------------------------------------------------------------------
FirstLine                             163

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the year ended December 31, 1999:


                                                                                      (DECREASE)
                                                                                         FOR
                                               OUTSTANDING         INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING       FOR PAYMENTS         AND OTHER             AT END
                 DIVISION                        OF YEAR           RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------- -----------------  ----------------- -------------------- ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                        1,245,559.121        421,349.898        (777,749.415)        889,159.604
   Growth                                         447,486.376        233,319.969        (246,467.977)        434,338.368
   Partners                                       986,298.018        385,667.451        (159,832.021)      1,212,133.448

Fred Alger Management, Inc.:
   American Small Capitalization                  838,692.418        603,898.891        (386,833.825)      1,055,757.484
   American MidCap Growth                         402,532.472        225,361.191         (51,155.349)        576,738.314
   American Growth                                923,696.066        585,374.403        (251,698.832)      1,257,371.637
   American Leveraged AllCap                      221,642.446        410,084.371        (206,445.718)        425,281.099

Fidelity Management & Research Co.:
   Asset Manager                                  600,255.213        393,745.577        (271,282.884)        722,717.906
   Growth                                       1,293,480.338      2,233,512.279      (1,850,755.971)      1,676,236.646
   Overseas                                     1,429,659.907        963,512.218        (676,554.498)      1,716,617.627
   Money Market                                 1,526,404.399      9,068,762.545      (7,831,518.647)      2,763,648.297
   Index 500                                    3,215,990.519      1,840,375.191        (283,881.113)      4,772,484.597

INVESCO Funds Group, Inc.:
   Total Return                                   450,557.216        300,554.107        (148,923.709)        602,187.614
   Equity Income                                  473,616.752        252,971.948        (105,540.763)        621,047.937
   High Yield                                     486,858.648        226,071.484        (176,066.186)        536,863.946
   Utilities                                      110,379.616        140,069.045         (61,038.677)        189,409.984
   Small Company Growth                            67,506.441        210,114.805         (65,118.036)        212,503.210

Van Eck Associates Corporation:
   Worldwide Hard Assets                          132,513.824        246,466.322        (142,007.717)        236,972.429
   Worldwide Bond                                  18,656.317         43,237.412         (28,779.651)         33,114.078
   Worldwide Emerging Markets                      67,354.295        582,654.548        (421,189.648)        228,819.195
   Worldwide Real Estate                            8,765.232         67,514.147         (11,312.206)         64,967.173

AIM Advisors, Inc.:
   Capital Appreciation                           105,457.867        263,795.629         (45,407.464)        323,846.032
   Government Securities                          246,150.062        723,064.769        (253,309.682)        715,905.149


--------------------------------------------------------------------------------
FirstLine                             164

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1998:


                                                                                      (DECREASE)
                                                                                         FOR
                                              OUTSTANDING          INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING       FOR PAYMENTS         AND OTHER             AT END
                 DIVISION                       OF YEAR            RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------ ------------------ ------------------- ------------------  ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          552,985.394         801,233.327      (108,659.600)       1,245,559.121
   Growth                                         316,146.084         250,854.619      (119,514.327)         447,486.376
   Government Income                               75,811.559              58.537       (75,870.096)                   -
   Partners                                       626,285.721         455,096.290       (95,083.993)         986,298.018

Fred Alger Management, Inc.:
   American Small Capitalization                  648,733.740         333,770.247      (143,811.569)         838,692.418
   American MidCap Growth                         288,809.482         167,037.228       (53,314.238)         402,532.472
   American Growth                                569,990.309         442,313.190       (88,607.433)         923,696.066
   American Leveraged AllCap                      148,542.639         102,168.282       (29,068.475)         221,642.446

Fidelity Management & Research Co.:
   Asset Manager                                  410,906.106         270,972.780       (81,623.673)         600,255.213
   Growth                                         983,842.388         614,542.294      (304,904.344)       1,293,480.338
   Overseas                                       950,328.899         861,220.218      (381,889.210)       1,429,659.907
   Money Market                                 1,303,059.881       5,059,561.984    (4,836,217.466)       1,526,404.399
   Index 500                                    1,863,056.104       1,617,935.444      (265,001.029)       3,215,990.519

INVESCO Funds Group, Inc.:
   Total Return                                   184,042.238         307,178.543       (40,663.565)         450,557.216
   Equity Income                                  297,553.033         216,644.366       (40,580.647)         473,616.752
   High Yield                                     333,501.857         283,205.205      (129,848.414)         486,858.648
   Utilities                                       78,118.685          41,701.114        (9,440.183)         110,379.616
   Small Company Growth                                     -          71,535.065        (4,028.624)          67,506.441

Van Eck Associates Corporation:
   Worldwide Balanced                              32,139.282             190.627       (32,329.909)                   -
   Worldwide Hard Assets                           77,046.773          68,491.375       (13,024.324)         132,513.824
   Worldwide Bond                                           -          18,882.425          (226.108)          18,656.317
   Worldwide Emerging Markets                               -         105,064.405       (37,710.110)          67,354.295
   Worldwide Real Estate                                    -           9,848.072        (1,082.840)           8,765.232

AIM Advisors, Inc.:
   Capital Appreciation                                     -         108,895.839        (3,437.972)         105,457.867
   Government Securities                                    -         261,432.015       (15,281.953)         246,150.062




--------------------------------------------------------------------------------
FirstLine                             165

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1997:


                                                                                       (DECREASE)
                                                                                          FOR
                                               OUTSTANDING          INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING        FOR PAYMENTS         AND OTHER            AT END
                 DIVISION                        OF YEAR            RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------- -----------------  ------------------ -------------------- -----------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          218,725.891         334,572.082            (312.579)       552,985.394
   Growth                                         133,567.983         187,433.957          (4,855.856)       316,146.084
   Government Income                              142,773.403          30,012.660         (96,974.504)        75,811.559
   Partners                                       275,892.457         354,159.052          (3,765.788)       626,285.721

Fred Alger Management, Inc.:
   American Small Capitalization                  297,073.322         368,659.345         (16,998.927)       648,733.740
   American MidCap Growth                         150,480.473         143,410.236          (5,081.227)       288,809.482
   American Growth                                282,175.287         292,019.948          (4,204.926)       569,990.309
   American Leveraged AllCap                       53,044.470          96,743.489          (1,245.320)       148,542.639

Fidelity Management & Research Co.:
   Asset Manager                                  123,908.168         294,115.342          (7,117.404)       410,906.106
   Growth                                         470,285.667         522,440.765          (8,884.044)       983,842.388
   Overseas                                       367,948.109         589,863.772          (7,482.982)       950,328.899
   Money Market                                   753,707.969       6,017,484.702      (5,468,132.790)     1,303,059.881
   Index 500                                      640,890.650       1,227,420.261          (5,254.807)     1,863,056.104

INVESCO Funds Group, Inc.:
   Total Return                                    64,490.483         121,436.060          (1,884.305)       184,042.238
   Equity Income                                   87,035.356         212,619.908          (2,102.231)       297,553.033
   High Yield                                     108,999.107         225,144.290            (641.540)       333,501.857
   Utilities                                       18,008.490          63,007.328          (2,897.133)        78,118.685

Van Eck Associates Corporation:
   Worldwide Balanced                              29,808.787           5,838.562          (3,508.067)        32,139.282
   Worldwide Hard Assets                           21,966.093          55,323.208            (242.528)        77,046.773





--------------------------------------------------------------------------------
FirstLine                             166

                        Security Life Separate Account L1

NOTE H. NET ASSETS

Net assets at December 31, 1999 consisted of the following:


                                                                           ACCUMULATED          NET
                                                          ACCUMULATED     NET REALIZED      UNREALIZED
                                                          INVESTMENT          GAINS            GAINS
                                         PRINCIPAL          INCOME         (LOSSES) ON      (LOSSES) ON
              DIVISION                 TRANSACTIONS         (LOSS)         INVESTMENTS      INVESTMENTS     NET ASSETS
------------------------------------ -----------------  --------------- ----------------- --------------- ---------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                  $ 10,334,928      $ 1,357,452       $ (311,830)     $ (179,722)    $ 11,200,828
   Growth                                    6,662,216        2,132,968            51,289       4,229,681      13,076,154
   Partners                                 24,515,009        2,799,524         1,706,031         399,436      29,420,000

Fred Alger Management, Inc.:
   American Small Capitalization            16,912,254        3,798,599           424,083       6,644,819      27,779,755
   American MidCap Growth                   10,911,311        2,117,608           881,608       3,376,960      17,287,487
   American Growth                          24,684,957        4,633,321         3,185,644       8,879,576      41,383,498
   American Leveraged AllCap                12,723,008          733,681         3,191,248       6,415,723      23,063,660

Fidelity Management & Research Co.:
   Asset Manager                            10,710,354        1,643,524           184,257       1,052,323      13,590,458
   Growth                                   32,968,928        5,944,777         9,679,911       9,564,214      58,157,830
   Overseas                                 22,436,070        1,918,003         1,221,073       9,409,135      34,984,281
   Money Market                             32,057,869        2,739,539                 -               -      34,797,408
   Index 500                               108,954,555        2,164,790         8,124,017      33,672,404     152,915,766

INVESCO Funds Group, Inc.:
   Total Return                              9,954,690          564,724           499,981       (632,745)      10,386,650
   Equity Income                            12,471,276        1,096,169           998,146       1,654,962      16,220,553
   High Yield                                8,030,598        1,920,186          (39,129)       (490,978)       9,420,677
   Utilities                                 3,156,961           58,753           432,472         493,129       4,141,315
   Small Company Growth                      2,644,377         (14,924)           230,652       1,609,111       4,469,216

Van Eck Associates Corporation:
   Worldwide Hard Assets                     2,458,760          148,762         (449,512)         148,068       2,306,078
   Worldwide Bond                              356,209            9,684          (25,724)         (5,966)         334,203
   Worldwide Emerging Markets                1,960,631         (12,622)           308,948         857,102       3,114,059
   Worldwide Real Estate                       568,214            (162)             (213)        (18,002)         549,837

AIM Advisors, Inc.:
   Capital Appreciation                      3,725,157          118,230            88,942       1,376,593       5,308,922
   Government Securities                     7,353,846          226,373             (310)       (185,576)       7,394,333

                                     -----------------  --------------- ----------------- --------------- ---------------
Total                                     $366,552,178      $36,098,959       $30,381,584     $88,270,247    $521,302,968
                                     =================  =============== ================= =============== ===============


--------------------------------------------------------------------------------
FirstLine                             167

                                   APPENDIX A

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                                 MALE NONSMOKER


Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0           12.574          25           6.095           50          2.671            75          1.396
    1           12.681          26           5.904           51          2.589            76          1.372
    2           12.341          27           5.717           52          2.509            77          1.349
    3           11.996          28           5.533           53          2.433            78          1.328
    4           11.655          29           5.354           54          2.360            79          1.307

    5           11.316          30           5.179           55          2.290            80          1.288
    6           10.979          31           5.008           56          2.223            81          1.270
    7           10.644          32           4.843           57          2.159            82          1.253
    8           10.311          33           4.682           58          2.097            83          1.236
    9            9.982          34           4.527           59          2.038            84          1.221

   10            9.660          35           4.376           60          1.982            85          1.207
   11            9.345          36           4.231           61          1.928            86          1.195
   12            9.041          37           4.091           62          1.877            87          1.183
   13            8.750          38           3.955           63          1.828            88          1.172
   14            8.476          39           3.825           64          1.781            89          1.161

   15            8.218          40           3.699           65          1.736            90          1.151
   16            7.973          41           3.577           66          1.694            91          1.141
   17            7.740          42           3.461           67          1.654            92          1.131
   18            7.517          43           3.348           68          1.615            93          1.120
   19            7.301          44           3.240           69          1.579            94          1.109

   20            7.091          45           3.136           70          1.544            95          1.097
   21            6.886          46           3.036           71          1.511            96          1.083
   22            6.684          47           2.939           72          1.480            97          1.069
   23            6.484          48           2.847           73          1.450            98          1.054
   24            6.288          49           2.757           74          1.422            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             168

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                                   MALE SMOKER

Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0           10.511          25           4.963           50          2.267            75          1.330
    1           10.508          26           4.811           51          2.205            76          1.312
    2           10.203          27           4.661           52          2.145            77          1.295
    3            9.897          28           4.515           53          2.088            78          1.280
    4            9.597          29           4.371           54          2.034            79          1.265

    5            9.301          30           4.231           55          1.982            80          1.251
    6            9.007          31           4.094           56          1.933            81          1.238
    7            8.718          32           3.962           57          1.886            82          1.225
    8            8.433          33           3.834           58          1.841            83          1.213
    9            8.153          34           3.710           59          1.798            84          1.202

   10            7.879          35           3.590           60          1.757            85          1.191
   11            7.613          36           3.475           61          1.717            86          1.182
   12            7.356          37           3.363           62          1.680            87          1.173
   13            7.109          38           3.256           63          1.644            88          1.164
   14            6.876          39           3.153           64          1.610            89          1.155

   15            6.654          40           3.054           65          1.577            90          1.147
   16            6.456          41           2.959           66          1.547            91          1.138
   17            6.269          42           2.869           67          1.518            92          1.129
   18            6.091          43           2.782           68          1.490            93          1.120
   19            5.919          44           2.698           69          1.464            94          1.109

   20            5.752          45           2.619           70          1.438            95          1.097
   21            5.590          46           2.542           71          1.414            96          1.083
   22            5.430          47           2.469           72          1.391            97          1.069
   23            5.272          48           2.399           73          1.369            98          1.054
   24            5.117          49           2.331           74          1.349            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             169

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                                FEMALE NONSMOKER

Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0           14.687          25           6.861           50          3.013            75          1.493
    1           14.680          26           6.638           51          2.920            76          1.461
    2           14.279          27           6.421           52          2.831            77          1.430
    3           13.873          28           6.211           53          2.745            78          1.401
    4           13.471          29           6.007           54          2.662            79          1.373

    5           13.073          30           5.809           55          2.583            80          1.347
    6           12.682          31           5.618           56          2.507            81          1.322
    7           12.294          32           5.432           57          2.433            82          1.299
    8           11.915          33           5.252           58          2.362            83          1.278
    9           11.541          34           5.078           59          2.293            84          1.257

   10           11.175          35           4.910           60          2.226            85          1.239
   11           10.817          36           4.747           61          2.162            86          1.221
   12           10.469          37           4.590           62          2.100            87          1.205
   13           10.132          38           4.439           63          2.040            88          1.190
   14            9.807          39           4.294           64          1.983            89          1.176

   15            9.494          40           4.154           65          1.928            90          1.163
   16            9.192          41           4.019           66          1.876            91          1.150
   17            8.899          42           3.890           67          1.826            92          1.137
   18            8.617          43           3.765           68          1.778            93          1.125
   19            8.344          44           3.645           69          1.732            94          1.112

   20            8.078          45           3.530           70          1.688            95          1.098
   21            7.821          46           3.419           71          1.645            96          1.084
   22            7.571          47           3.312           72          1.604            97          1.069
   23            7.327          48           3.208           73          1.565            98          1.054
   24            7.091          49           3.109           74          1.528            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             170

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                                  FEMALE SMOKER

Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0           13.162          25           6.032           50          2.728            75          1.451
    1           13.099          26           5.836           51          2.651            76          1.423
    2           12.723          27           5.647           52          2.578            77          1.396
    3           12.346          28           5.463           53          2.507            78          1.371
    4           11.974          29           5.285           54          2.438            79          1.347

    5           11.608          30           5.113           55          2.373            80          1.325
    6           11.248          31           4.946           56          2.310            81          1.303
    7           10.894          32           4.785           57          2.249            82          1.283
    8           10.547          33           4.629           58          2.190            83          1.263
    9           10.207          34           4.478           59          2.132            84          1.246

   10            9.874          35           4.332           60          2.076            85          1.229
   11            9.550          36           4.192           61          2.022            86          1.214
   12            9.234          37           4.056           62          1.969            87          1.199
   13            8.930          38           3.926           63          1.919            88          1.186
   14            8.636          39           3.801           64          1.870            89          1.173

   15            8.352          40           3.682           65          1.824            90          1.161
   16            8.085          41           3.568           66          1.780            91          1.149
   17            7.826          42           3.459           67          1.738            92          1.137
   18            7.577          43           3.354           68          1.697            93          1.125
   19            7.336          44           3.254           69          1.658            94          1.112

   20            7.102          45           3.158           70          1.620            95          1.098
   21            6.876          46           3.065           71          1.583            96          1.084
   22            6.655          47           2.976           72          1.547            97          1.069
   23            6.441          48           2.890           73          1.513            98          1.054
   24            6.234          49           2.808           74          1.481            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             171

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                               UNISEX 1 NONSMOKER

Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0           12.574          25           6.095           50          2.671            75          1.396
    1           12.681          26           5.904           51          2.589            76          1.372
    2           12.341          27           5.717           52          2.509            77          1.349
    3           11.996          28           5.533           53          2.433            78          1.328
    4           11.655          29           5.354           54          2.360            79          1.307

    5           11.316          30           5.179           55          2.290            80          1.288
    6           10.979          31           5.008           56          2.223            81          1.270
    7           10.644          32           4.843           57          2.159            82          1.253
    8           10.311          33           4.682           58          2.097            83          1.236
    9            9.982          34           4.527           59          2.038            84          1.221

   10            9.660          35           4.376           60          1.982            85          1.207
   11            9.345          36           4.231           61          1.928            86          1.195
   12            9.041          37           4.091           62          1.877            87          1.183
   13            8.750          38           3.955           63          1.828            88          1.172
   14            8.476          39           3.825           64          1.781            89          1.161

   15            8.218          40           3.699           65          1.736            90          1.151
   16            7.973          41           3.577           66          1.694            91          1.141
   17            7.740          42           3.461           67          1.654            92          1.131
   18            7.517          43           3.348           68          1.615            93          1.120
   19            7.301          44           3.240           69          1.579            94          1.109

   20            7.091          45           3.136           70          1.544            95          1.097
   21            6.886          46           3.036           71          1.511            96          1.083
   22            6.684          47           2.939           72          1.480            97          1.069
   23            6.484          48           2.847           73          1.450            98          1.054
   24            6.288          49           2.757           74          1.422            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             172

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                                 UNISEX 1 SMOKER

Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
   0             10.511         25            4.963          50          2.267            75          1.330
   1             10.508         26            4.811          51          2.205            76          1.312
   2             10.203         27            4.661          52          2.145            77          1.295
   3              9.897         28            4.515          53          2.088            78          1.280
   4              9.597         29            4.371          54          2.034            79          1.265

   5              9.301         30            4.231          55          1.982            80          1.251
   6              9.007         31            4.094          56          1.933            81          1.238
   7              8.718         32            3.962          57          1.886            82          1.225
   8              8.433         33            3.834          58          1.841            83          1.213
   9              8.153         34            3.710          59          1.798            84          1.202

   10             7.879         35            3.590          60          1.757            85          1.191
   11             7.613         36            3.475          61          1.717            86          1.182
   12             7.356         37            3.363          62          1.680            87          1.173
   13             7.109         38            3.256          63          1.644            88          1.164
   14             6.876         39            3.153          64          1.610            89          1.155

   15             6.654         40            3.054          65          1.577            90          1.147
   16             6.456         41            2.959          66          1.547            91          1.138
   17             6.269         42            2.869          67          1.518            92          1.129
   18             6.091         43            2.782          68          1.490            93          1.120
   19             5.919         44            2.698          69          1.464            94          1.109

   20             5.752         45            2.619          70          1.438            95          1.097
   21             5.590         46            2.542          71          1.414            96          1.083
   22             5.430         47            2.469          72          1.391            97          1.069
   23             5.272         48            2.399          73          1.369            98          1.054
   24             5.117         49            2.331          74          1.349            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             173

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                               UNISEX 2 NONSMOKER

Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0           12.943          25           6.234           50          2.733            75          1.418
    1           13.032          26           6.037           51          2.649            76          1.392
    2           12.683          27           5.845           52          2.568            77          1.368
    3           12.327          28           5.657           53          2.490            78          1.345
    4           11.975          29           5.473           54          2.415            79          1.323

    5           11.626          30           5.294           55          2.343            80          1.303
    6           11.278          31           5.120           56          2.275            81          1.283
    7           10.934          32           4.950           57          2.209            82          1.265
    8           10.593          33           4.786           58          2.146            83          1.247
    9           10.256          34           4.627           59          2.085            84          1.231

   10            9.926          35           4.474           60          2.027            85          1.216
   11            9.604          36           4.325           61          1.972            86          1.202
   12            9.292          37           4.182           62          1.918            87          1.190
   13            8.994          38           4.043           63          1.868            88          1.178
   14            8.710          39           3.910           64          1.819            89          1.166

   15            8.443          40           3.782           65          1.773            90          1.155
   16            8.188          41           3.658           66          1.729            91          1.144
   17            7.945          42           3.539           67          1.687            92          1.133
   18            7.712          43           3.424           68          1.647            93          1.122
   19            7.487          44           3.314           69          1.609            94          1.110

   20            7.267          45           3.208           70          1.573            95          1.097
   21            7.053          46           3.106           71          1.538            96          1.084
   22            6.843          47           3.007           72          1.506            97          1.069
   23            6.637          48           2.912           73          1.475            98          1.054
   24            6.433          49           2.821           74          1.445            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             174

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

                                 UNISEX 2 SMOKER

Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0           10.942          25           5.143           50          2.347            75          1.361
    1           10.931          26           4.984           51          2.282            76          1.341
    2           10.616          27           4.828           52          2.221            77          1.323
    3           10.298          28           4.675           53          2.162            78          1.306
    4            9.985          29           4.526           54          2.105            79          1.289

    5            9.677          30           4.380           55          2.052            80          1.274
    6            9.373          31           4.239           56          2.000            81          1.259
    7            9.072          32           4.102           57          1.951            82          1.244
    8            8.777          33           3.969           58          1.904            83          1.230
    9            8.487          34           3.841           59          1.859            84          1.217

   10            8.203          35           3.717           60          1.816            85          1.205
   11            7.927          36           3.597           61          1.774            86          1.194
   12            7.660          37           3.481           62          1.735            87          1.183
   13            7.405          38           3.371           63          1.697            88          1.173
   14            7.161          39           3.264           64          1.660            89          1.163

   15            6.930          40           3.162           65          1.626            90          1.153
   16            6.721          41           3.064           66          1.594            91          1.143
   17            6.523          42           2.970           67          1.563            92          1.133
   18            6.334          43           2.880           68          1.534            93          1.122
   19            6.152          44           2.794           69          1.505            94          1.110

   20            5.975          45           2.711           70          1.478            95          1.097
   21            5.803          46           2.632           71          1.452            96          1.084
   22            5.634          47           2.556           72          1.427            97          1.069
   23            5.468          48           2.484           73          1.404            98          1.054
   24            5.305          49           2.414           74          1.382            99          1.040

                                                                                          100         1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             175

                                   APPENDIX B

                                 FACTORS FOR THE
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                           FOR A LIFE INSURANCE POLICY


Attained                     Attained                     Attained                     Attained
   Age          Factor         Age           Factor         Age          Factor          Age          Factor
    0            2.50           25            2.50           50           1.85            75           1.05
    1            2.50           26            2.50           51           1.78            76           1.05
    2            2.50           27            2.50           52           1.71            77           1.05
    3            2.50           28            2.50           53           1.64            78           1.05
    4            2.50           29            2.50           54           1.57            79           1.05

    5            2.50           30            2.50           55           1.50            80           1.05
    6            2.50           31            2.50           56           1.46            81           1.05
    7            2.50           32            2.50           57           1.42            82           1.05
    8            2.50           33            2.50           58           1.38            83           1.05
    9            2.50           34            2.50           59           1.34            84           1.05

   10            2.50           35            2.50           60           1.30            85           1.05
   11            2.50           36            2.50           61           1.28            86           1.05
   12            2.50           37            2.50           62           1.26            87           1.05
   13            2.50           38            2.50           63           1.24            88           1.05
   14            2.50           39            2.50           64           1.22            89           1.05

   15            2.50           40            2.50           65           1.20            90           1.05
   16            2.50           41            2.43           66           1.19            91           1.04
   17            2.50           42            2.36           67           1.18            92           1.03
   18            2.50           43            2.29           68           1.17            93           1.02
   19            2.50           44            2.22           69           1.16            94           1.01

   20            2.50           45            2.15           70           1.15            95           1.00
   21            2.50           46            2.09           71           1.13            96           1.00
   22            2.50           47            2.03           72           1.11            97           1.00
   23            2.50           48            1.97           73           1.09            98           1.00
   24            2.50           49            1.91           74           1.07            99           1.00

                                                                                          100          1.00



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             176

                                   APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the net portfolio's management fees after any voluntary waiver and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $9,745 annual premium, received at the beginning of each year, for a hypothetical policy with a $50,000 stated death benefit, the cash value accumulation test, death benefit option 1, issued to a nonsmoker male, age 45. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 46. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED
PREMIUMS, PAGE
58.

--------------------------------------------------------------------------------
FirstLine                             177

                           HYPOTHETICAL ILLUSTRATIONS
                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


AIM V.I. CAPITAL APPRECIATION FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94            2.50%                8,167             8,717        500,000
12/31/95           35.69%               22,629            23,179        500,000
12/31/96           17.58%               36,133            36,683        500,000
12/31/97           13.51%               50,021            50,571        500,000
12/31/98           19.30%               68,906            69,456        500,000
12/31/99           44.61%              110,745           111,295        500,000

AIM V.I. GOVERNMENT SECURITIES FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94           -3.73%                7,620             8,170        500,000
12/31/95           15.56%               18,517            19,067        500,000
12/31/96            2.29%               27,157            27,707        500,000
12/31/97            8.16%               38,019            38,569        500,000
12/31/98            7.66%               49,308            49,858        500,000
12/31/99           -1.32%               56,115            56,665        500,000

ALGER AMERICAN GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            4.14%                8,311             8,861        500,000
12/31/91           40.39%               23,643            24,193        500,000
12/31/92           12.38%               35,621            36,171        500,000
12/31/93           22.47%               53,423            53,973        500,000
12/31/94            1.45%               61,863            62,413        500,000
12/31/95           36.37%               94,872            95,422        500,000
12/31/96           13.35%              115,725           116,275        500,000
12/31/97           25.75%              154,549           155,030        500,000
12/31/98           48.07%              239,054           239,467        582,622
12/31/99           33.74%              327,469           327,813        773,639

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             178

                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96           12.04%                9,004             9,554        500,000
12/31/97           19.68%               20,846            21,396        500,000
12/31/98           57.83%               46,050            46,600        500,000
12/31/99           78.06%               96,476            97,026        500,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94           -1.54%                7,812             8,362        500,000
12/31/95           44.45%               23,641            24,191        500,000
12/31/96           11.90%               35,462            36,012        500,000
12/31/97           15.01%               49,931            50,481        500,000
12/31/98           30.30%               75,236            75,786        500,000
12/31/99           31.85%              109,139           109,689        500,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.71%                8,712             9,262        500,000
12/31/91           57.54%               27,266            27,816        500,000
12/31/92            3.55%               36,457            37,007        500,000
12/31/93           13.28%               50,280            50,830        500,000
12/31/94           -4.38%               55,281            55,831        500,000
12/31/95           44.31%               91,058            91,608        500,000
12/31/96            4.18%              102,350           102,900        500,000
12/31/97           11.39%              122,041           122,523        500,000
12/31/98           15.53%              149,141           149,553        500,000
12/31/99           43.42%              223,850           224,194        529,098

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             179

                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


FIDELITY VIP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90          -11.73%                6,920             7,470        500,000
12/31/91           45.51%               22,537            23,087        500,000
12/31/92            9.32%               33,430            33,980        500,000
12/31/93           19.37%               49,460            50,010        500,000
12/31/94           -0.02%               57,034            57,584        500,000
12/31/95           35.36%               87,695            88,245        500,000
12/31/96           14.71%              108,978           109,528        500,000
12/31/97           23.48%              143,493           143,975        500,000
12/31/98           39.49%              209,898           210,310        511,685
12/31/99           37.44%              297,015           297,358        701,766

FIDELITY VIP MONEY MARKET PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.04%                8,653             9,203        500,000
12/31/91            6.09%               18,012            18,562        500,000
12/31/92            3.90%               27,080            27,630        500,000
12/31/93            3.23%               36,166            36,716        500,000
12/31/94            4.25%               45,805            46,355        500,000
12/31/95            5.87%               56,605            57,155        500,000
12/31/96            5.41%               67,627            68,177        500,000
12/31/97            5.51%               79,280            79,761        500,000
12/31/98            5.46%               91,401            91,814        500,000
12/31/99            5.17%              103,734           104,077        500,000

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             180

                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


FIDELITY VIP OVERSEAS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           -1.67%                7,801             8,351        500,000
12/31/91            8.00%               17,442            17,992        500,000
12/31/92          -10.72%               22,638            23,188        500,000
12/31/93           37.35%               42,398            42,948        500,000
12/31/94            1.72%               50,939            51,489        500,000
12/31/95            9.74%               64,286            64,836        500,000
12/31/96           13.15%               81,267            81,817        500,000
12/31/97           11.56%               98,945            99,426        500,000
12/31/98           12.81%              119,804           120,216        500,000
12/31/99           42.55%              181,045           181,388        500,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            6.72%                8,537             9,087        500,000
12/31/91           22.56%               20,803            21,353        500,000
12/31/92           11.71%               32,266            32,816        500,000
12/31/93           21.23%               48,851            49,401        500,000
12/31/94           -6.09%               52,948            53,498        500,000
12/31/95           16.96%               70,906            71,456        500,000
12/31/96           14.60%               89,830            90,380        500,000
12/31/97           20.65%              117,312           117,794        500,000
12/31/98           15.05%              143,129           143,542        500,000
12/31/99           11.09%              166,570           166,914        500,000

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             181

                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


FIDELITY VIP II INDEX 500 PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/93            9.74%                8,802             9,352        500,000
12/31/94            1.04%               17,263            17,813        500,000
12/31/95           37.19%               35,042            35,592        500,000
12/31/96           22.82%               52,875            53,425        500,000
12/31/97           32.82%               80,577            81,127        500,000
12/31/98           28.31%              112,963           113,513        500,000
12/31/99           20.51%              144,677           145,227        500,000

INVESCO VIF-EQUITY INCOME FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           29.25%               10,516            11,066        500,000
12/31/96           22.28%               23,146            23,696        500,000
12/31/97           28.17%               40,129            40,679        500,000
12/31/98           15.30%               55,379            55,929        500,000
12/31/99           14.84%               72,378            72,928        500,000

INVESCO VIF-HIGH YIELD FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           19.76%                9,682            10,232        500,000
12/31/96           16.59%               21,067            21,617        500,000
12/31/97           17.33%               34,243            34,793        500,000
12/31/98            1.42%               42,699            43,249        500,000
12/31/99            9.20%               55,081            55,631        500,000

INVESCO VIF-SMALL COMPANY GROWTH FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/98           16.38%                9,385             9,935        500,000
12/31/99           91.06%               34,536            35,086        500,000

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
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



                     HYPOTHETICAL ILLUSTRATIONS (continued)
                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


INVESCO VIF-TOTAL RETURN FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           22.79%                9,948            10,498        500,000
12/31/96           12.18%               20,533            21,083        500,000
12/31/97           22.91%               35,267            35,817        500,000
12/31/98            9.56%               47,310            47,860        500,000
12/31/99           -3.40%               53,019            53,569        500,000

INVESCO VIF-UTILITIES FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95            9.08%                8,744             9,294        500,000
12/31/96           12.76%               19,301            19,851        500,000
12/31/97           23.41%               33,912            34,462        500,000
12/31/98           25.48%               52,639            53,189        500,000
12/31/99           19.13%               71,890            72,440        500,000

NEUBERGER BERMAN GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           -8.19%                7,230             7,780        500,000
12/31/91           29.73%               20,394            20,944        500,000
12/31/92            9.54%               31,179            31,729        500,000
12/31/93            6.79%               41,773            42,323        500,000
12/31/94           -4.99%               46,928            47,478        500,000
12/31/95           31.73%               72,143            72,693        500,000
12/31/96            9.14%               86,838            87,388        500,000
12/31/97           29.01%              121,687           122,168        500,000
12/31/98           15.53%              148,735           149,148        500,000
12/31/99           50.40%              234,179           234,523        553,473

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
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



                     HYPOTHETICAL ILLUSTRATIONS (continued)
                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


NEUBERGER BERMAN LIMITED MATURITY BOND PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.32%                8,677             9,227        500,000
12/31/91           11.34%               18,973            19,523        500,000
12/31/92            5.18%               28,424            28,974        500,000
12/31/93            6.63%               38,804            39,354        500,000
12/31/94           -0.15%               46,436            46,986        500,000
12/31/95           10.94%               60,057            60,607        500,000
12/31/96            4.31%               70,474            71,024        500,000
12/31/97            6.74%               83,224            83,705        500,000
12/31/98            4.39%               94,542            94,955        500,000
12/31/99            1.48%              103,223           103,567        500,000

NEUBERGER BERMAN PARTNERS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           36.47%               11,151            11,701        500,000
12/31/96           29.57%               25,392            25,942        500,000
12/31/97           31.25%               44,030            44,580        500,000
12/31/98            4.21%               53,983            54,533        500,000
12/31/99            7.37%               66,124            66,674        500,000

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
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



                     HYPOTHETICAL ILLUSTRATIONS (continued)
                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


VAN ECK WORLDWIDE BOND FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           11.25%                8,934             9,484        500,000
12/31/91           18.39%               20,531            21,081        500,000
12/31/92           -5.25%               26,973            27,523        500,000
12/31/93            7.79%               37,690            38,240        500,000
12/31/94           -1.32%               44,794            45,344        500,000
12/31/95           17.30%               61,651            62,201        500,000
12/31/96            2.53%               70,872            71,422        500,000
12/31/97            2.38%               80,190            80,671        500,000
12/31/98           12.75%               98,797            99,209        500,000
12/31/99           -7.82%               97,572            97,916        500,000

VAN ECK WORLDWIDE EMERGING MARKETS FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96           26.82%               10,302            10,852        500,000
12/31/97          -11.61%               16,307            16,857        500,000
12/31/98          -34.15%               15,726            16,276        500,000
12/31/99          100.28%               48,591            49,141        500,000

VAN ECK WORLDWIDE HARD ASSETS FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/91           -2.93%                7,691             8,241        500,000
12/31/92           -4.09%               15,289            15,839        500,000
12/31/93           64.83%               39,082            39,632        500,000
12/31/94           -4.78%               44,589            45,139        500,000
12/31/95           10.99%               58,074            58,624        500,000
12/31/96           18.04%               77,558            78,108        500,000
12/31/97           -1.67%               83,408            83,958        500,000
12/31/98          -30.93%               62,379            62,861        500,000
12/31/99           21.00%               84,749            85,161        500,000

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             185

                                 GROUP SPONSORED
Nonsmoker Male Age 45                               Cash Value Accumulation Test
Standard Risk Class                                       Death Benefit Option 1
Stated Death Benefit $50,000                               Annual Premium $9,745

--------------------------------------------------------------------------------


VAN ECK WORLDWIDE REAL ESTATE FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/98         -11.35%                 6,953             7,503        500,000
12/31/99          -2.01%                14,922            15,472        500,000

The assumptions underlying these values are described in Performance Information, page 177.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
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